           As filed with the Securities and Exchange Commission on March 8, 2005
                                                  1933 Act File No. 333-________
                                                  1940 Act File No. 811-________
================================================================================
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-2

          |X| REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        |_| PRE-EFFECTIVE AMENDMENT NO.
                        [ ] POST-EFFECTIVE AMENDMENT NO.
                                       and
      |X| REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               |_| AMENDMENT NO.

                       Tortoise MLP Investment Corporation
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210

                                 (913) 981-1020

                                David J. Schulte
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210

                          Copies of Communications to:

      Steven F. Carman, Esq.                       Richard Kronthal, Esq.
Blackwell Sanders Peper Martin LLP                    Kaye Scholer LLP
   4801 Main Street, Suite 1000                       425 Park Avenue
      Kansas City, MO 64112                       New York, New York 10022

     Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this form will be offered on a delayed or continuous  basis in reliance on Rule 415 under the Securities Act of
1933, other than securities  offered in connection with a dividend  reinvestment plan, check the following box. [ ]

     It is proposed that this filing will become  effective  (check  appropriate box):

    [ ] when declared effective pursuant to section 8(c).

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
================================================================================
                                    Proposed Maximum   Proposed Maximum
Title of Securities  Amount Being    Offering Price   Aggregate Offering          Amount of
 Being Registered    Registered(1)    Per Unit(1)          Price(1)            Registration Fee
-------------------  -------------  ----------------  -------------------  ----------------------
Common Stock.......  200,000           $  25.00           $5,000,000               $588.50
================================================================================

(1) Estimated solely for the purpose of calculating the registration fee.

     The  Registrant  hereby  amends this  Registration  Statement  to delay its effective  date  until  the  Registrant  shall  file a  further  amendment  that
specifically   states  this  Registration   Statement  shall  thereafter  become
effective in accordance with Section 8(a) of the Securities Act of 1933 or until the  Registration  Statement  shall  become  effective  on  such  dates  as  the
Securities and Exchange  Commission,  acting  pursuant to said Section 8(a), may determine.

================================================================================

The  information  in this  prospectus is not complete and may be changed.  These securities  may not be sold  until the  registration  statement  filed  with the
Securities and Exchange Commission is effective. This Prospectus is not an offer to  sell  these  securities  and it is not  soliciting  an  offer  to buy  these securities in any state where the offer or sale is not permitted.

                   SUBJECT TO COMPLETION, DATED MARCH 8, 2005

                                                                 (TORTOISE LOGO)

                          ______________ Common Shares
                       Tortoise MLP Investment Corporation
                                $25.00 per share

          Tortoise MLP  Investment  Corporation  (the  "Company") was created to provide  financing  primarily  for  master  limited  partnerships  in the energy infrastructure sector ("MLPs") that are believed to have above average potential for  distribution  and value growth.  The Company's  investment  objective is to obtain a high level of total  return with an  emphasis on current  distributions paid  to  stockholders.  The  Company  is a  newly  organized,  non-diversified, closed-end management investment company.

          The Company  will seek to provide its  stockholders  with an efficient vehicle to invest in a portfolio of MLPs. Under normal circumstances and once it is fully invested in accordance with its investment objective,  the Company will invest at least 80% of its total assets  (including  assets obtained or expected to be  obtained  through  leverage)  in  equity  securities  of MLPs  and  their affiliates.  The Company may invest up to 50% of its total assets in  restricted securities  purchased  directly  from  MLPs,  from  unitholders  of MLPs or from private companies.

          Similar to the tax  characterization  of distributions made by MLPs to their unit holders, the Company believes that it may have relatively high levels
of  deferred   taxable  income  (i.e.,   return  of  capital)   associated  with
distributions  to its  stockholders.  There is no  assurance  the  Company  will achieve its objective.

     Prior to this offering,  there has been no public or private market for the
Common Shares.  The Common Shares have been approved for listing on the New York
Stock  Exchange,  subject to notice of  issuance,  under the trading or "ticker"
symbol "___."
                                ________________

     Investing in Common Shares involves a high degree of risk.  Investors could lose some or all of their  investment in the Company.  See "Risks"  beginning on page 21 of this Prospectus.
                                ________________

     Shares of closed-end  management  investment  companies frequently trade at prices  lower  than  their net asset  value or initial  offering  price.  Market discount  risk  applies  to all  investors,  but it may be greater  for  initial investors expecting to sell shares shortly after the completion of the offering.

     Neither the  Securities and Exchange  Commission  nor any state  securities commission has approved or disapproved of these securities or determined if this prospectus  is truthful or  complete.  Any  representation  to the contrary is a criminal offense.
                                ________________

                                                        Per Share     Total(1)
                                                       -----------   -----------
Public offering price..............................    $   25.000    $
Underwriting discounts and commissions.............    $             $
Proceeds, before expenses, to the Company (2)......    $             $
____________

(1)  The underwriters named in this prospectus have the option to purchase up to
     __________  additional Common Shares at the public offering price, less the underwriting  discounts  and  commissions,  within 45 days from the date of this prospectus to cover over-allotments.

(2)  The  aggregate  expenses of the  offering are  estimated to be  __________, which represents $______ per Common Share issued.

     The Common Shares will be ready for delivery on or about _________, 2005.

                           Stifel, Nicolaus & Company
                                  Incorporated

                                ________________

                     Prospectus dated _______________, 2005

     Unlike  most  investment  companies,  the  Company  will  be  taxed  like a corporation and will not elect to be treated as a regulated  investment  company under the Internal Revenue Code.

     Tortoise Capital  Advisors,  LLC, a Delaware limited liability company (the
"Advisor"), will serve as the investment advisor to the Company. The Advisor was formed in October 2002 and has been managing  investments  in portfolios of MLPs since that time.  The Advisor also manages the  investments  of Tortoise  Energy
Infrastructure  Corporation  ("TYG"),  which began  operations in February 2004.
TYG,  whose shares trade on the New York Stock  Exchange under the symbol "TYG", is a non-diversified,  closed-end management investment company that was created to  invest  principally  in  MLPs in the  energy  infrastructure  sector.  As of
February  28,  2005,   the  Advisor  had  client  assets  under   management  of
approximately  $____ million.  The Advisor has relied to a significant degree on the officers, employees, and resources of certain affiliated entities. Three (of the five) members of the investment  committee of the Advisor are affiliates of,
but  not   employees   of,  the   Advisor,   and  each  has  other   significant
responsibilities  with  affiliated  entities.  The affiliated  entities  conduct businesses  and  activities  of their own in which the  Advisor  has no economic interest.  If these  separate  activities  are  significantly  greater  than the
Advisor's activities, there could be material competition for the efforts of key personnel. See "Risks - Management Risk"

     The Company may borrow money,  issue  preferred  stock, or issue other debt securities  to the extent  permitted by the  Investment  Company Act of 1940, as amended  (the "1940  Act").  These  practices  are known as  leverage.  Leverage creates an opportunity for increased income and capital  appreciation for common stockholders,  but at the same time, it creates special risks that may adversely affect common  stockholders.  Because the Advisor's fee is based on total assets
(including assets obtained through  leverage),  the Advisor's fee will be higher if the Company is leveraged. There can be no assurance that a leveraged strategy will be successful  during any period in which it is used.  See  "Leverage"  and
"Risks - Leverage Risk."

     The  prospectus  sets  forth  the  information  about  the  Company  that a prospective  investor  should  know  before  investing.  You  should  read  this prospectus,  which  contains  important  information  about the Company,  before deciding  whether to invest in the Company's  Common  Shares,  and retain it for future reference.  A statement of additional  information,  dated _____________,
2005, containing  additional  information about the Company, has been filed with the Securities and Exchange  Commission and is  incorporated by reference in its entirety into this  prospectus.  You may request a free copy of the statement of additional  information,  the table of  contents of which is on page ___ of this prospectus,  request a free copy of the Company's annual and semi-annual reports to stockholders, request other information about the Company or make stockholder inquiries by calling 1-888-728-8784 or by writing to the Company at 10801 Mastin
Boulevard,  Suite  222,  Overland  Park,  Kansas  66210.  You can also  view the
Company's statement of additional information and annual and semi-annual reports to stockholders on the Company's website (http://www.____________). In addition, the Securities and Exchange Commission maintains a website  (http://www.sec.gov)
on which you may view the  Company's  statement of additional  information,  all material incorporated by reference, the Company's annual and semi-annual reports and other information about the Company.

     The Company's  Common  Shares do not represent a deposit or obligation  of, and are not  guaranteed  or endorsed  by, any bank or other  insured  depository institution  and are not  federally  insured by the  Federal  Deposit  Insurance
Corporation, the Federal Reserve Board or any other government agency.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

     YOU  SHOULD  RELY ONLY ON THE  INFORMATION  CONTAINED  OR  INCORPORATED  BY
REFERENCE IN THIS  PROSPECTUS.  THE COMPANY HAS NOT, AND THE  UNDERWRITERS  HAVE
NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT  INFORMATION.  IF
ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT  INFORMATION,  YOU SHOULD NOT
RELY ON IT. THE COMPANY IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO
SELL  THESE  SECURITIES  IN ANY  JURISDICTION  WHERE  THE  OFFER  OR SALE IS NOT
PERMITTED.  YOU SHOULD ASSUME THAT THE INFORMATION  APPEARING IN THIS PROSPECTUS
IS ACCURATE  ONLY AS OF THE DATE OF THIS  PROSPECTUS.  THE  COMPANY'S  BUSINESS,
FINANCIAL  CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE. THE COMPANY
WILL AMEND OR  SUPPLEMENT  THIS  PROSPECTUS TO REFLECT  MATERIAL  CHANGES TO THE
INFORMATION  CONTAINED IN THIS  PROSPECTUS TO THE EXTENT  REQUIRED BY APPLICABLE
LAW.

                                       i

                               PROSPECTUS SUMMARY

     This is only a summary. This summary may not contain all of the information that you should  consider  before  investing in the  Company's  shares of common stock offered by this  prospectus (the "Common  Shares").  You should review the more detailed  information  contained in this prospectus and in the statement of additional  information,  especially the information set forth under the heading
"Risks" beginning on page 21 of this prospectus.

     The Company

     Tortoise MLP Investment  Corporation  (the "Company") is a newly organized,
non-diversified,   closed-end   management  investment  company.  The  Company's
investment  objective is to obtain a high level of total return with an emphasis on current  distributions  paid to  stockholders.  For purposes of the Company's investment  objective,  total return includes  capital  appreciation of, and all distributions  received  from,  securities  in which  the  Company  will  invest regardless of the tax character of the  distributions.  The Company will seek to provide its stockholders  with an efficient  vehicle to invest in a portfolio of master  limited  partnerships  in the  energy  infrastructure  sector  ("MLPs").
Companies  (including  MLPs) in the energy  infrastructure  sector engage in the business  of  gathering,  transporting,  processing,  storing,  distributing  or marketing  natural gas, natural gas liquids,  coal, crude oil, refined petroleum products or other  natural  resources,  or  exploring,  developing,  managing or producing such commodities. Similar to the tax characterization of distributions made by MLPs to  their  unit  holders,  the  Company  believes  that it may have relatively high levels of deferred taxable income associated with  distributions made to its  stockholders.  Tortoise Capital  Advisors,  LLC, a Delaware limited liability  company  (the  "Advisor"),  will  serve as the  Company's  investment adviser.

     The Offering

     The  Company  is  offering  _______________  Common  Shares  at an  initial offering  price  of  $25.00  per  share  through  a group of  underwriters  (the
"Underwriters")  led by Stifel,  Nicolaus & Company,  Incorporated.  An investor must purchase at least 100 Common  Shares  ($2,500) in order to  participate  in this offering.  The Company has given the  Underwriters an option to purchase up to _________  additional  Common Shares at the public offering  price,  less the underwriting  discounts  and  commissions,  within 45 days from the date of this prospectus to cover over-allotments. See "Underwriting."

     Listing

     The Common  Shares  have been  approved  for  listing on the New York Stock
Exchange ("NYSE"),  subject to notice of issuance, under the trading or "ticker"
symbol "___."

     Tax Status of Company

     Unlike most  investment  companies,  the  Company  will not be treated as a regulated  investment  company under the U.S.  Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").  Therefore, the Company will be obligated to pay federal and applicable  state corporate  taxes on its taxable income.  On the other hand,  the Company is not subject to the  Internal  Revenue Code rules limiting the assets in which regulated  investment  companies can invest.  These rules limit the extent to which a regulated investment company can invest in any
MLP. Unlike investment  companies regulated under the Internal Revenue Code, the
Company  is not  required  to  distribute  substantially  all of its  income and capital  gains.  The Company will invest a substantial  portion of its assets in
MLPs. Although the MLPs will generate taxable income to the Company, the Company expects  the MLPs to pay cash  distributions  in  excess of the  taxable  income reportable by the Company.  Similarly, the Company expects to distribute cash in excess of its  taxable  income to its  stockholders  and  intends to  distribute
substantially  all  of  its  distributable  cash  flow  (generally,   cash  from
operations  less  certain  operating  expenses  and  reserves).  The taxation of
Company distributions is discussed below under "Prospectus Summary - Stockholder
Tax Features." See also "Tax Matters."

     Taxation of MLPs and MLP Investors

     The  Company  will  invest   primarily  in  MLPs,   which  are  treated  as
partnerships  for federal  income tax purposes.  Limited  partners,  such as the
Company,  will be  required  to pay tax on their  allocable  share of the  MLPs'
income,  gains, losses and deductions,  including  accelerated  depreciation and amortization  deductions.  Such items  generally are allocated among the general partner and limited  partners in accordance with their  percentage  interests in the MLP.  Partners  recognize  and must report their  allocable  share of income regardless of whether any cash  distributions  are paid out. MLPs  typically are required by their  charter

documents to distribute  substantially all of their distributable cash flow. The types of MLPs in which the Company intends to invest have historically made cash distributions  to limited  partners  that  exceed  the amount of taxable  income allocable  to  limited  partners.  This  may  be due to a  variety  of  factors, including  that  the MLP  may  have  significant  non-cash  deductions,  such as accelerated  depreciation.  If the cash distributions  exceed the taxable income reported, the MLP investor's basis in MLP units will decrease. This feature will
reduce  current  income  tax  liability,   but  potentially  will  increase  the
investor's gain upon the sale of its MLP interest.

     Stockholder Tax Features

     Stockholders  of the Company hold common stock of a corporation.  Shares of common stock differ substantially from partnership  interests for federal income tax purposes.  Unlike holders of MLP common units,  stockholders  of the Company will not recognize an allocable share of the Company's income, gains, losses and
deductions.   Stockholders  recognize  income  only  if  the  Company  pays  out distributions.  The tax character of the  distributions can vary. If the Company makes  distributions from current or accumulated  earnings and profits allocable to the  particular  shares held by a  stockholder,  such  distributions  will be taxable to a  stockholder  in the current  period as dividend  income.  Dividend income will be treated as "qualified dividends" for federal income tax purposes, subject to taxation at favorable  capital gains rates. If  distributions  exceed
the  Company's  current  or  accumulated  earnings  and  profits,   such  excess
distributions  will  constitute a tax-free  return of capital to the extent of a stockholder's  basis in its Common  Shares.  To the extent excess  distributions exceed a  stockholder's  basis,  the  amount in excess of basis will be taxed as capital gain.  Based on the historical  performance of MLPs, the Company expects that a  significant  portion of  distributions  to holders of Common Shares will constitute a tax-free return of capital.  There is no assurance that the Company will make regular  distributions or that the Company's expectation regarding the tax character of its distributions  will be realized.  The special tax treatment for qualified dividends is scheduled to expire as of December 31, 2008.

     Upon the sale of Common  Shares,  a stockholder  generally  will  recognize capital  gain or loss  measured  by the  difference  between  the sale  proceeds received by the  stockholder and the  stockholder's  federal income tax basis in its Common Shares sold, as adjusted to reflect return(s) of capital.  Generally, such  capital  gain or loss  will be  long-term  capital  gain or loss if Common
Shares  were held as a capital  asset for more than one year.  The tax basis for
Common Shares owned by an individual stockholder will be adjusted to equal their full market value upon such stockholder's death. See "Tax Matters."

     Comparison with Direct Investments in MLPs

     The Company is designed to provide an efficient  vehicle for investing in a portfolio  of MLPs.  The Company  believes  that an investor  who invests in the
Company will benefit from a number of portfolio  and tax features that would not be available from a direct investment in MLPs, including the following:

          • An investment in the Company  offers the  opportunity  to indirectly invest in a number of MLPs through a single investment vehicle;

          • An  investment  in the Company  offers  access to direct  placements
     (securities  acquired in a transaction other than on a securities  exchange or on the NASDAQ National  Market).  Direct  placements offer the potential for increased return,  but are typically only available to a limited number of institutional investors such as the Company;

          • Each  stockholder  of the Company  will  receive a single Form 1099, rather  than a Form  K-1  from  each MLP if such  stockholder  had  instead invested directly in the MLP;

          •  Stockholders  of the  Company  will not be  required  to file state income  tax  returns  in each  state in  which  MLPs  owned by the  Company operate,  whereas  limited  partners  of MLPs may be required to make state filings in states in which the MLP operates;

          • The  passive  activity  income  and  loss  rules  apply  to a direct investment in MLPs,  but not to an  investment in the Company  (these rules limit the ability of an investor to use losses to offset other gains);

          • The Internal  Revenue Code generally  excludes  corporate  dividends from treatment as unrelated  business  taxable income ("UBTI")  (unless the stock is  debt-financed).  Tax-exempt  investors,  including pension plans,
     foundations,   401-Ks  and  IRAs,  will  not  have  UBTI  upon  receipt  of distributions  from the  Company,  whereas a tax-exempt  limited  partner's allocable share of income of an MLP is treated as UBTI; and

          • In order to qualify as a  regulated  investment  company for Federal income  tax  purposes,  a  regulated  investment  company is limited in the amount it can  invest in MLP units.  However,  such limit does not apply to the Company  since the Company  will be taxed as a  corporation,  and not a regulated investment company, for Federal income tax purposes.

     Unlike MLPs,  the Company will be obligated to pay current and deferred tax with respect to its income,  thereby subjecting the Company's income to a double layer  of tax  upon  distribution  to the  Company's  stockholders.  Like  other investment companies,  stockholders of the Company will bear the operating costs of the Company,  including management fees, custody and administration,  and the costs of operating as a public company.

     Investment Policies

     Under normal circumstances and once it is fully invested in accordance with its  investment  objective,  the  Company  will invest at least 80 of its total assets  (including  assets obtained or expected to be obtained through leverage)
in equity  securities  of MLPs and their  affiliates.  The  Company  will invest solely  in MLPs and their  affiliates  organized  in the  United  States.  It is anticipated  that all publicly traded MLPs in which the Company will invest will have an equity market capitalization greater than $100 million.

     The Company intends to invest primarily in equity securities of MLPs, which currently  consist  of the  following  instruments:  common  units,  convertible
subordinated   units  and  I-Shares.   As  of  the  date  of  this   prospectus,
substantially  all MLP common units and I-Shares in which the Company intends to invest are listed and traded on the NYSE,  American Stock  Exchange  ("AMEX") or
NASDAQ National Market.  The Company may also purchase MLP common units directly from MLPs or  unitholders of MLPs. MLP  convertible  subordinated  units are not listed or publicly traded,  and are typically  purchased in directly  negotiated transactions  with MLP affiliates or institutional  holders of such shares.  The
Company may also invest in securities of general partners or other affiliates of
MLPs and in securities of private companies.

     MLP common unit holders  have typical  limited  partner  rights,  including limited  management  and voting  rights.  MLP common  units have  priority  over convertible  subordinated  units  upon  liquidation.  Common  unit  holders  are entitled to minimum quarterly distributions ("MQD"), including arrearage rights, prior to any distribution  payments to convertible  subordinated unit holders or
incentive   distribution  payments  to  the  general  partner.  MLP  convertible subordinated  units are convertible to common units on a one-to-one  basis after the  passage of time  and/or  achievement  of  specified  financial  goals.  MLP convertible subordinated units are entitled to MQD after the payments to holders of common units and before incentive  distributions to the general partner.  MLP convertible  subordinated  units do not have  arrearage  rights.  I-Shares  have similar  features  to common  units  except  that  distributions  are payable in additional  I-Shares  rather than cash. The Company will invest in I-Shares only if it has adequate cash to satisfy its distribution targets.

     Although  the  Company  may also  invest in equity and debt  securities  of companies that are organized and/or taxed as corporations, it is likely that any such  investments  will be in debt securities  because the dividends from equity securities of such corporations  typically do not meet the Company's  investment objective.

     The Company has adopted the following additional  nonfundamental investment policies:

          • The Company may invest up to 50% of its total  assets in  restricted securities.  Subject  to  this  policy,  the  Company  may  invest  without limitation in illiquid securities.  The types of restricted securities that the Company may purchase  include MLP convertible  subordinated  units, MLP common units and securities of publicly traded and privately held companies
     (i.e., non-MLPs).

          • The  Company  may  invest  up to 20% of its  total  assets  in  debt securities,  including  securities  rated below  investment grade (commonly referred to as "junk bonds").  Below  investment grade debt securities will be rated at least B3 by Moody's Investors Service,  Inc. ("Moody's") and at
     least  B- by  Standard  & Poor's  Ratings  Group  ("S&P's")  at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Advisor.

          • The Company will not invest more than 15% of its total assets in any single issuer.

          • The Company will not engage in short sales.

     The  Company  may change its  nonfundamental  investment  policies  without stockholder approval and will provide notice to stockholders of material changes
(including notice through stockholder reports); provided, however, that a change in the policy of investing at least 80% of its total assets in equity securities of MLPs requires at least 60 days prior written notice to  stockholders.  Unless otherwise stated, all investment  restrictions apply at the time of purchase and the Company will not be required to reduce a position due solely to market value fluctuations.  The term total assets  includes assets obtained or expected to be obtained through leverage for the purpose of each investment restriction.

     Use of Leverage by the Company

     The Company may borrow money,  issue  preferred  stock, or issue other debt securities to the extent permitted by the 1940 Act. These practices are known as leverage.  The  Company  may not be  leveraged  at all times  and the  amount of leverage,  if any,  may vary  depending on a variety of factors,  including  the costs that the Company  would incur as a result of leverage,  market  conditions and available  investment  opportunities,  including direct placement potential.
Subject to oversight of the Board of Directors,  the Company intends to leverage
only  when  it  believes  that  leverage  will  serve  the  best   interests  of
stockholders.  The principal,  although not exclusive, factor used in making the determination  will be whether the potential return is likely to exceed the cost of leverage.

     Because  the  Advisor's  fee is based upon a  percentage  of the  Company's
Managed  Assets (as  defined  below),  the  Advisor's  fee will be higher if the
Company is leveraged.  Therefore, the Advisor will have a financial incentive to leverage  the  Company,  which may create a conflict  of  interest  between  the
Advisor and the holders of the Common  Shares.  There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in  which  it is  used.  The  use  of  leverage  involves  risks,  which  can be significant. See "Leverage" and "Risks - Leverage Risk."

     The Company  may,  but is not required  to,  hedge  general  interest  rate
exposure   arising  from  its  leverage   transactions.   Under  current  market
conditions,  hedging would be accomplished principally by entering into interest rate  transactions  such as swaps,  caps and floors.  The use of  interest  rate
transactions  is  a  highly  specialized   activity  that  involves   investment
techniques and risks  different from those  associated  with ordinary  portfolio security transactions. See "Risks - Hedging Strategy Risk."

     Investment Advisor

     The  Advisor  was formed in October  2002 to provide  portfolio  management services to  institutional  and high net worth  investors  seeking  professional management of their MLP investments.  The Advisor has been managing  investments in portfolios of MLP  investments  since that time,  and, in February  2004, the
Advisor  commenced  managing the investments of Tortoise  Energy  Infrastructure
Corporation  ("TYG").  TYG,  whose shares  trade on the New York Stock  Exchange under the symbol "TYG", is a non-diversified,  closed-end  management investment company,  that  was  created  to  invest  principally  in  MLPs  in  the  energy infrastructure  sector.  As of  February  28,  2005,  TYG had  total  assets  of
approximately   $620  million.   As  of  February  28,  2005,  the  Advisor  had
approximately  $760 million of client  assets under  management,  including  the assets of TYG. As  disclosed  more  completely  below,  the Advisor may allocate certain  investment  opportunities  among the  Company  and its  other  clients, including TYG.

     The Advisor is controlled  equally by Fountain Capital  Management,  L.L.C.
("Fountain  Capital")  and Kansas City Equity  Partners  LC  ("KCEP").  Fountain
Capital  was formed in 1990 and is focused  primarily  on  providing  investment advisory  services to  institutional  investors with respect to below investment grade debt.  Fountain  Capital had  approximately  $2.5 billion of client assets under management as of February 28, 2005. KCEP was formed in 1993 and is focused solely on managing two private equity funds,  which have had combined  committed capital of $110 million.  KCEP focuses on private equity investments,  including investments in two energy infrastructure MLPs.

     The principal  business  address of the Advisor is 10801 Mastin  Boulevard,
Suite 222, Overland Park, Kansas 66210.

     The  Advisor  will be  responsible  for  the  investment  of the  Company's portfolio in accordance  with the Company's  investment  objective and policies.
The Advisor  will make all  investment  decisions  for the  Company,  subject to oversight by the  Company's  Board of  Directors.  Day-to-day  management of the
Company's  portfolio  will be the  responsibility  of the  Advisor's  investment committee, which consists of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte.
Messrs.  Schulte and Matlack are full-time  employees of the Advisor.  The other members  of the  Advisor's  investment  committee  are  affiliates  of,  but not employees of, the Advisor.  Members of the investment committee have significant responsibilities with KCEP or Fountain

Capital or their affiliates. For a more detailed explanation of the Advisor, its employees and its  affiliates,  see  "Management of the Company." All members of the  investment  committee  have  undertaken  to provide  such  services  as are necessary to fulfill the obligations of the Advisor to the Company.  The Company will pay the Advisor a fee for its  investment  management  services equal to an annual rate of 0.95% of the Company's  average  monthly total assets  (including any assets  attributable to any leverage) minus accrued  liabilities  other than
(i)  deferred  taxes,  (ii) debt entered into for purposes of leverage and (iii)
the  aggregate  liquidation   preference  of  any  outstanding  preferred  stock
("Managed Assets"). This fee is calculated monthly and paid quarterly.

     Distributions

     The Company intends to pay out substantially all of its Distributable  Cash
Flow ("DCF") to holders of Common Shares through quarterly distributions. DCF is the amount  received by the Company as cash or paid-in-kind  distributions  from
MLPs or their  affiliates,  and interest  payments  received on debt  securities owned by the Company, less current or anticipated  operating expenses,  taxes on
Company income,  and leverage costs paid by the Company.  The Company's board of directors  (the  "Board of  Directors  or the  "Board")  has adopted a policy to target  distributions to common stockholders in an amount of at least 95% of DCF on an  annual  basis.  The  Company  expects  that it will  declare  and  make a distribution no later than ____________,  2005. Subsequent distributions will be paid each  fiscal  quarter out of DCF, if any.  There is no  assurance  that the
Company will continue to make regular distributions. The Company intends to have a fiscal year ending November 30.

     If a stockholder's  shares are registered directly with the Company or with
a  brokerage  firm  that  participates  in  the  Company's   Automatic  Dividend
Reinvestment Plan,  distributions will be automatically reinvested in additional common stock under the Automatic Dividend Reinvestment Plan unless a stockholder elects to receive  distributions  in cash.  If a  stockholder  elects to receive distributions  in cash,  payment  will be made by check.  See  "Distributions  -
Automatic Dividend Reinvestment Plan."

     Risks

     No  Operating  History.  The Company is a newly  organized  non-diversified closed-end management investment company and has no operating history or history of public trading of its Common Shares.

     Management  Risk.  The  Advisor  was  formed  in  October  2002 to  provide portfolio  management  services to  institutional  and high net worth  investors seeking professional  management of their MLP investments.  The Advisor has been
managing   investments  in  portfolios  of  MLP  investments  since  that  time, including,  since  February  2004,  managing  the  investments  of TYG. TYG is a non-diversified,  closed-end  management  investment company that was created to invest principally in MLPs in the energy infrastructure  sector. The Company and
TYG have the same  investment  committee and officers.  As of February 28, 2005, the Advisor had client assets under  management of  approximately  $760 million, including the assets of TYG. The Advisor relies on the officers,  employees, and resources of Fountain Capital,  KCEP and their affiliates for certain functions.
Three (of the five) members of the  investment  committee are affiliates of, but not employees of, the Advisor, and each have other significant  responsibilities with such  affiliated  entities.  Fountain  Capital,  KCEP and their  affiliates conduct  businesses  and  activities  of their own in which the  Advisor  has no economic interest.  If these separate  activities become  significantly  greater than the  Advisor's  activities,  there  could be material  competition  for the efforts of key personnel. See "Risks - Management Risk."

     Energy  Infrastructure  Sector.  The  Company  intends to  concentrate  its investments in the energy infrastructure sector, with an emphasis on MLPs. Under normal  circumstances  and  once it is fully  invested  in  accordance  with its investment  objective,  the Company  intends to invest at least 80% of its total assets  (including  assets obtained or expected to be obtained through leverage)
in  equity   securities  of  MLPs.   Certain   risks   inherent  in  the  energy
infrastructure business of MLPs include the following:

          •  Processing  and  coal  MLPs  may be  directly  affected  by  energy commodity prices.  The volatility of commodity prices can indirectly affect certain other MLPs due to the impact of prices on the volume of commodities transported,  processed,  stored  or  distributed.  Pipeline  MLPs  are not subject to direct  commodity  price  exposure  because  they do not own the underlying  energy  commodity.  While  propane  MLPs do own the  underlying energy  commodity,  the Advisor  intends to seek high quality MLPs that are able to mitigate  or manage  direct  margin  exposure  to  commodity  price levels.  The MLP  sector  can be  hurt  by  market  perception  that  MLPs'
     performance and distributions are directly tied to commodity prices.

          •  The  profitability  of MLPs,  particularly  processing  and pipeline
     MLPs,  may be  materially  impacted  by the volume of natural  gas or other energy  commodities  available  for  transporting,  processing,  storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy  commodities,  due to the decline of  production  from existing facilities,  import supply disruption,  depressed commodity prices or  otherwise,  would  reduce  revenue  and  operating  income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

          •  A sustained decline in demand for crude oil, natural gas and refined petroleum  products  could  adversely  affect MLP  revenues and cash flows.
     Factors that could lead to a decrease in market demand  include a recession or other adverse  economic  conditions,  an increase in the market price of the underlying  commodity,  higher taxes or other  regulatory  actions that increase costs, or a shift in consumer demand for such products.

          •  A portion of any one MLP's  assets may be  dedicated  to natural gas reserves and other  commodities  that  naturally  deplete over time,  which could  have  a  material  adverse  impact  on  an  MLP's  ability  to  make distributions.  MLPs are often  dependent upon  exploration and development activities by third  parties.  MLPs employ a variety of means of increasing
     cash  flow,  including  increasing   utilization  of  existing  facilities,
     expanding operations through new construction, expanding operations through acquisitions,  or securing additional long-term contracts.  Thus, some MLPs may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies.  A significant slowdown in large energy  companies'  disposition of energy  infrastructure  assets and other  merger and  acquisition  activity in the energy MLP  industry  could reduce the growth rate of cash flows received by the Company from MLPs that grow through acquisitions.

          •  The profitability of MLPs could be adversely  affected by changes in the regulatory  environment.  The business of MLPs is heavily  regulated by federal and state governments in diverse matters,  such as the way in which certain MLP assets are constructed,  maintained and operated and the prices
     MLPs may charge for their services. Such regulation can change over time in scope and intensity.  For example, a particular byproduct of an MLP process may be declared hazardous by a regulatory agency and unexpectedly  increase production  costs.  Moreover,  many state and  federal  environmental  laws provide  for civil as well as  regulatory  remediation,  thus adding to the potential exposure an MLP may face.

          •  A rising  interest  rate  environment  could  adversely  impact  the performance  of  MLPs.  Rising  interest  rates  could  limit  the  capital appreciation of equity units of MLPs because of the increased  availability of alternative investments at competitive yields with MLPs. Rising interest rates may also increase an MLP's cost of capital.  A higher cost of capital could  limit  growth  from  acquisition/expansion  projects  and  limit MLP distribution growth rates.

          •  Since the September  11th attacks,  the U.S.  government  has issued public warnings  indicating that energy assets,  specifically those related to pipeline  infrastructure,  production  facilities and  transmission  and distribution  facilities,  might be specific targets of terrorist activity.
     The continued threat of terrorism and related military activity will likely increase  volatility for prices in natural gas and oil and could affect the market for products of MLPs.

          •  Holders of MLP units are  subject to certain  risks  inherent in the partnership  structure of MLPs  including (i) tax risks  (described in more detail below),  (ii) limited ability to elect or remove  management,  (iii)
     limited voting rights,  except with respect to extraordinary  transactions, and (iv)  conflicts  of interest of the general  partner,  including  those arising from incentive distribution payments.

     Cash Flow Risk. The Company will derive  substantially all of its cash flow from  investments  in equity  securities  of MLPs.  The  amount of cash that the
Company has available to distribute to  stockholders is dependent on the ability of MLPs held by the Company to make  distributions to its partners.  The Company has no control over the actions of underlying MLPs. The amount of cash that each individual  MLP can distribute to its partners will depend on the amount of cash it generates from operations,  which will vary from quarter to quarter depending on factors affecting the energy  infrastructure  sector generally and on factors affecting the  particular  business  lines of the MLP.  Available cash will also depend on the MLPs' level of operating costs (including incentive  distributions
to  the  general  partner),   level  of  capital   expenditures,   debt  service
requirements,  acquisition costs (if any), fluctuations in working capital needs and other factors.

     Tax Risk of MLPs.  The value of the  Company's  investment  in MLPs depends largely  on the MLPs  being  treated  as  partnerships  for  federal  income tax purposes.  If an  MLP  does  not  meet  current  law  requirements  to  maintain partnership  status, or if it is unable to do so because of tax law changes,  it would be taxed as a corporation. In that case, the MLP would be obligated to pay income tax at the entity level and  distributions  received by the Company would be taxed  entirely as dividend  income.  As a result,  there would be a material reduction  in the  Company's  cash flow and  there  would  likely be a  material decrease in the value of the Common Shares.

     Items of income,  gains,  losses and deductions of each MLP flow through to the Company in its capacity as a partner of the MLP. Historically, a substantial portion of MLP income has been  offset by tax  deductions.  If the amount of MLP income  tax  deductions  that  may  be  claimed  by the  Company  is  less  than
anticipated   or  the  Company  turns  over  its  portfolio  more  rapidly  than anticipated,  the Company will incur greater current income taxes. A significant slowdown in  acquisition  activity by the MLPs in the Company's  portfolio  also could  accelerate  the Company's  obligations to pay income taxes due in part to less accelerated depreciation generated by new acquisitions. In such a case, the portion of the  Company's  distributions  that is treated as a return of capital will be reduced  and the  portion  treated as dividend  income  would  increase, resulting in lower after tax distributions for the Company's  stockholders.  See
"Risks - Deferred Tax Risk."

     Delay in Use of Proceeds.  Although the Company currently intends to invest the proceeds of any sales of Common Shares as soon as practicable  following the closing, such investments may be delayed if suitable investments are unavailable at the time or for other  reasons  or if the  Company  is unable to secure  firm commitments  for direct  placements.  Due to the trading  market and volumes for
MLPs,  it may take the  Company  a period  of time to  accumulate  positions  in certain  securities.  Because the market for MLP securities may at times be less liquid than the market for many other  securities,  the Company may be unable to obtain such securities within the time, and in the amount, currently anticipated by the  Company.  As a  result,  the  proceeds  may be  invested  in cash,  cash
equivalents,   high-quality  debt  instruments,   or  other  securities  pending
investment  in MLPs or  other  securities.  A delay  in the  anticipated  use of proceeds  could lower  returns and lower the  Company's  yield in the first year after the issuance of Common Shares. See "Use of Proceeds."

     Equity Securities Risk. MLP common units and other equity securities can be affected by macro  economic  and other  factors  affecting  the stock  market in general,  expectations of interest rates, investor sentiment towards MLPs or the energy  sector,  changes  in  a  particular  issuer's  financial  condition,  or unfavorable or  unanticipated  poor  performance of a particular  issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals  unique to the partnership or company,  including earnings power and coverage ratios.

     Investing in securities of smaller  companies may involve greater risk than
is  associated   with   investing  in  more   established   companies.   Smaller
capitalization  companies may have limited  product lines,  markets or financial resources;  may lack management depth or experience;  and may be more vulnerable to adverse general market or economic  developments than larger more established companies.

     Because MLP  convertible  subordinated  units  generally  convert to common units at a one-to-one  ratio,  the price that the Company can be expected to pay upon  purchase or to realize  upon resale is  generally  tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion,  the length of time remaining to conversion, and the size of the block purchased.

     The price of I-Shares and their  volatility  tend to be  correlated  to the price of common units, although the price correlation is not precise.

     Leverage Risk.  Leverage  creates an opportunity for an increased return to common  stockholders,  but it is a speculative  technique  that could  adversely affect common stockholders.  Unless the income and capital appreciation, if any, on securities acquired with borrowed funds or other leverage proceeds exceed the costs of the  leverage,  the use of  leverage  could  cause the  Company to lose money.  When  leverage is used,  the net asset value and market  value of Common
Shares will be more  volatile.  There is no  assurance  that the use of leverage will be successful during any period in which it is used.

     Common  stockholders  will bear the costs of any  leverage  through  higher operating  expenses.  The issuance of debt  securities or preferred stock by the
Company  would  involve  offering  expenses  and other  costs.  Fluctuations  in interest rates on borrowings and short-term debt could reduce cash available for distributions  on Common  Shares.  In  addition,  borrowings  pursuant to credit agreements or rated  preferred  stock may result in the Company being subject to certain  covenants,  such as those  relating  to asset  coverage  and  portfolio composition,  which may affect the  Company's  ability to pay  distributions  on
Common Shares in certain  instances.  The Company may also be required to pledge its assets to the lenders in connection  with certain  types of  borrowing.  See
"Risks - Leverage Risk."

     Hedging  Strategy  Risk.  The Company may in the future use  interest  rate transactions  for hedging  purposes  only,  in an attempt to reduce the interest rate risk arising from the Company's  leveraged capital  structure.  The Company does not intend to

hedge interest rate risk of portfolio holdings.  Interest rate transactions that the  Company  may use for  hedging  purposes  will expose the Company to certain risks that differ from the risks associated with its portfolio  holdings.  There are economic  costs of hedging  reflected  in the price of interest  rate swaps, caps and similar techniques, the costs of which can be significant. In addition, the Company's  success in using hedging  instruments is subject to the Advisor's ability  to  predict  correctly  changes in the  relationships  of such  hedging instruments  to the Company's  leverage risk, and there can be no assurance that the Advisor's judgment in this respect will be accurate.

     Depending on the state of interest  rates in general,  the Company's use of interest  rate  transactions  such as swaps,  caps or floors  could  enhance  or decrease  the  distributions  on the Common  Shares.  To the  extent  there is a decline  in  interest  rates,  the value of  interest  rate  transactions  could decline,  and could  result in a decline  in the net asset  value of the  Common
Shares.  In  addition,  if the  counterparty  to an  interest  rate  transaction defaults,  the Company  would not be able to use the  anticipated  net  receipts under the interest rate  transaction  to offset the Company's  cost of financial leverage. Consequently, the use of hedging transactions might result in a poorer overall  performance for the Company,  whether or not adjusted for risk, than if the Company had not engaged in such transactions.  See "Risks - Hedging Strategy
Risk."

     Portfolio  Turnover Risk. The Company's annual portfolio  turnover rate may vary greatly from year to year.  Although the Company cannot accurately  predict its annual  portfolio  turnover  rate,  it is not  expected  to exceed 30% under normal  circumstances.  However,  portfolio  turnover  rate is not  considered a limiting factor in the execution of investment  decisions for the Company.  High portfolio turnover may result in the Company's realization of gains that will be taxable as ordinary income to the Company. In addition,  high portfolio turnover may  increase  the  Company's  current and  accumulated  earnings  and  profits, resulting in a greater portion of the Company's  distributions  being treated as dividend  income to the  Company's  stockholders.  See "The  Company - Portfolio
Turnover" and "Tax Matters."

     Restricted  Securities  Risk. The Company may invest up to 50% of its total assets in restricted securities.  Restricted securities are subject to statutory and  contractual  restrictions  on their public  resale,  which may make it more difficult to value them, may limit the Company's  ability to dispose of them and may lower the amount the Company  could  realize upon their sale.  To enable the
Company to sell its holdings of a restricted  security not registered  under the
Securities  Act of 1933 (the "1933  Act"),  the  Company may have to cause those securities to be registered.  If the Company  decides to pursue a public sale of restricted  securities,  a  considerable  period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Company could sell it. The Company would bear the risks of any downward price fluctuation during that period.

     Liquidity Risk.  Although common units of MLPs trade on the NYSE, AMEX, and the NASDAQ  National  Market,  certain MLP securities may trade less  frequently than those of larger  companies  due to their  smaller  capitalizations.  In the event certain MLP securities  experience limited trading volumes,  the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more  difficult for the Company to buy and sell  significant  amounts of such securities  without an  unfavorable  impact on prevailing  market  prices.  As a result,  these  securities may be difficult to dispose of at a fair price at the times when the Company  believes it is desirable to do so. These  securities are also more difficult to value, and the Advisor's  judgment as to value will often be given greater weight than market quotations,  if any exist. Investment of the
Company's  capital  in  securities  that are less  actively  traded or over time experience  decreased  trading volume may restrict the Company's ability to take
advantage  of  other  market  opportunities.   See  "The  Company  -  Investment
Policies."

     Valuation  Risk.   Market  prices  generally  will  not  be  available  for
convertible subordinated units or securities of private companies, and the value of such  investments  will  ordinarily  be determined  based on fair  valuations determined  by the  Advisor  pursuant  to  procedures  adopted  by the  Board of
Directors.  Similarly,  securities  acquired  through direct  placements will be based on fair value  determinations if they are subject to legal and contractual restrictions  on resale;  however,  the Advisor expects that such values will be based on a discount from  publicly  available  market  prices.  Restrictions  on resale or the  absence of a liquid  secondary  market may  adversely  affect the ability  of the  Company to  determine  its net asset  value.  The sale price of securities that are restricted or otherwise not readily  marketable may be lower or higher than the  Company's  most  recent fair  valuation.  In  addition,  the
Company will rely on  information  provided by MLPs to calculate  taxable income allocable to MLP units held by the Company and to estimate  associated  deferred tax liability. See "Net Asset Value."

     Interest  Rate Risk.  Interest  rate risk is the risk that debt  securities will decline in value because of changes in market  interest  rates.  Generally, when market interest rates rise, the values of debt securities decline, and vice versa.  The  Company's  investment in such  securities  means that the net asset value and  market  price of the  Common  Shares  will tend to  decline if market interest

rates rise. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled,  forcing the
Company  to  reinvest  in lower  yielding  securities.  This is known as call or prepayment risk. Lower grade securities frequently have call features that allow the issuer to repurchase  the security prior to its stated  maturity.  An issuer may redeem a lower grade  obligation  if the issuer can  refinance the debt at a lower  cost due to  declining  interest  rates or an  improvement  in the credit standing of the issuer.

     Below  Investment  Grade  Securities  Risk.  Below  investment  grade  debt securities  are commonly  referred to as "junk  bonds." Below  investment  grade quality  securities  are  considered  speculative  with  respect to an  issuer's capacity to pay interest and repay principal while they are  outstanding.  Below investment grade debt securities are susceptible to default or decline in market value due to adverse  economic and business  developments.  The Company does not intend to invest in distressed  securities  (securities issued by a company in a bankruptcy reorganization,  subject to a public or private debt restructuring or otherwise  in  default  or in  significant  risk of  default  in the  payment of interest and principal).  However,  in the event any below investment grade debt security  becomes  distressed  while held by the  Company,  the  Company  may be required  to incur  extraordinary  expenses  in order to protect and recover its investment, and there will be significant uncertainty as to when, in what manner and for what value, if any, the distressed  obligations  will be satisfied.  See
"Risks - Below Investment Grade Securities."

     Nondiversification. The Company is a non-diversified, closed-end management investment  company  under the 1940 Act and will not be treated  as a  regulated investment  company under the Internal Revenue Code.  Accordingly,  there are no regulatory  limits under the 1940 Act or the Internal Revenue Code on the number or size of securities  held by the Company.  There  currently are  approximately fifty-five  (55)  companies  presently  organized as MLPs, the majority of which operate in the energy  infrastructure  sector. The Company intends to select MLP investments from this small pool of issuers.  The Company will be able to invest up to 15% of the  value  of its  total  assets  (including  assets  obtained  or expected  to be  obtained  through  leverage)  in the  securities  of any single issuer. To the extent the Company invests close to 15% of the value of its total assets in the securities of a single issuer,  or a relatively high percentage of its assets in the securities of a limited number of issuers,  the Company may be more susceptible than a more widely diversified  investment company to economic, political or regulatory  occurrences that affect only one or a few issuers.  The
Company may invest in non-MLP securities to a lesser degree, consistent with its investment objective and policies.

     Conflicts of Interest of Advisor.  Conflicts of interest may arise from the fact  that  the  Advisor  and its  affiliates  carry on  substantial  investment activities for other  clients,  including TYG, in which the Company will have no interest  and  some  of  which,  including  TYG,  may  have  similar  investment strategies  as the Company.  The Advisor or its  affiliates  may have  financial incentives  to favor  certain of such  accounts  over the  Company,  and certain proprietary  accounts and other  customer  accounts may compete with the Company for specific trades. The Advisor or its affiliates may give advice and recommend securities  to, or buy or sell  securities  for,  the  Company,  which advice or
securities   recommended   may  differ  from  advice  given  to,  or  securities
recommended or bought or sold for,  other  accounts and  customers,  even though their  investment  objectives  may be the same as, or similar  to,  those of the
Company.

     Situations may occur when the Company could be disadvantaged because of the investment  activities conducted by the Advisor and its affiliates for its other accounts.  Such  situations may be based on, among other things,  the following:
(i) legal or internal restrictions on the combined size of positions that may be taken for the Company or the other  accounts,  thereby  limiting the size of the
Company's  position;  (ii) the  difficulty of  liquidating an investment for the
Company or the other  accounts  where the market  cannot  absorb the sale of the combined  position;  or  (iii)  limits  on  co-investing  in  private  placement securities  under the 1940 Act. As a result of one or more of these  situations, the Company may not be able to invest as much as it  otherwise  would in certain investments  or may not be able to  liquidate  a portion  as  quickly.  See "The
Company - Conflicts of Interest."

     Effects of Terrorism. The U.S. securities markets are subject to disruption as a result of terrorist activities,  such as the terrorist attacks on the World
Trade  Center  on  September  11,  2001;  war,  such as the war in Iraq  and its aftermath;  and other  geopolitical  events.  Such events  have led,  and in the future may lead, to short-term  market volatility and may have long-term effects on the U.S. economy and markets.

     Anti-Takeover   Provisions.   The  Company's  Charter  and  Bylaws  include
provisions  that could delay,  defer or prevent  other  entities or persons from acquiring control of the Company,  causing it to engage in certain  transactions or modifying its structure.  These provisions may be regarded as "anti-takeover"
provisions.  Such  provisions  could limit the ability of  stockholders  to sell their shares at a premium over the then-current  market prices by discouraging a third  party  from  seeking  to obtain  control  of the  Company.  See  "Certain
Provisions in the Company's Charter and Bylaws."

     Market Discount Risk. Shares of closed-end  management investment companies
frequently  trade  at  prices  lower  than  their  net  asset  value.   This  is
characteristic of shares of closed-end  management investment companies and is a risk  separate and distinct from the risk that the Company's net asset value may decrease as a result of investment activities. Although this risk applies to all stockholders,  it may be greater for stockholders who sell their shares within a relatively short period after  completion of the public offering.  The Company's net asset  value will be reduced  immediately  following  this  offering  by the underwriter discounts and commissions, and the offering and organizational costs of the Company which will be borne entirely by the Company.

     For more information on the risks of investing in the Company,  see "Risks"
beginning on page 21.

     Administrator, Custodian, Transfer Agent and Dividend Paying Agent

     The Company has engaged  U.S.  Bancorp Fund  Services,  LLC to serve as the
Company's administrator.  Computershare Investor Services, LLC will serve as the
Company's  transfer  agent,  dividend  paying agent,  and agent for the dividend reinvestment  plan.  U.S. Bank N.A. will serve as the Company's  Custodian.  See
"Administrator, Custodian, Transfer Agent and Dividend Paying Agent."

                                       10

                           SUMMARY OF COMPANY EXPENSES

     The  following  table  assumes  leverage  through  transactions   involving
indebtedness  in an amount equal to thirty three and one third percent (33 1/3%)
of the Company's total assets  (including the amount obtained through  leverage)
and shows  Company  expenses as a percentage of net assets  attributable  to the
Company's Common Shares.  Footnote 4 to the table also shows Company expenses as a percentage of net assets  attributable  to the Company's  Common  Shares,  but assumes that the Company does not use any form of leverage.

Stockholder Transaction Expense

Underwriting Discounts and Commissions (as a percentage of offering
    price)(1)..........................................................        %
Offering Expenses Borne by the Company (as a percentage of offering
    price)(2)..........................................................        %
Offering Expenses of Indebtedness Expected to be saved by the Company
   (as a percentage of offering price)*................................    ____%
Dividend Reinvestment Pl...............................................    None
____________________

                                                            Percentage of Net Assets
                                                             Attributable to Common
                                                                 Shares (assumes
                                                            leverage is outstanding)
                                                           --------------------------
Management Fee.............................................               %
Leverage Costs(4)(5).......................................               %
Other Expenses(6)..........................................            ___%
Total Annual Expenses......................................               %
____________________

*Assuming  the Company  expenses the entire  amount of the  offerings  except of indebtedness, which are estimated to be $____.

(1)  For a  description  of the manner in which the  underwriting  discounts and
     commissions  may  be  reduced  and  of  other   compensation  paid  to  the
     underwriters by the Company and others, see "Underwriting."

(2)  The  total of other  expenses  and  offering  costs to be  incurred  by the
     Company in  connection  with the offering  described in this  prospectus is
     $_________

(3)  Stockholders  will pay  brokerage  charges if they direct the plan agent to sell their  Common  Shares  held in a dividend  reinvestment  account.  See
     "Distributions -- Automatic Dividend Reinvestment Plan."

(4)  The table assumes outstanding  indebtedness of $___ million, which reflects leverage in an amount  representing  33 1/3% of the Company's  total assets
     (assuming the Company issues _______ Common Shares).

(5)  The table  presented in this footnote  estimates what the Company's  annual expenses  would be,  stated as  percentages  of the  Company's  net  assets attributable to Common Shares but, unlike the table above, assumes that the
     Company  does not use any form of  leverage,  as  would  be the  case,  for instance,  prior to the Company's  expected  borrowing.  In accordance with these assumptions, the Company's expenses would be estimated as follows:

                                                            Percentage of Net Assets
                                                             Attributable to Common
                                                               Shares (assumes no
                                                            leverage is outstanding)
                                                           --------------------------
Management Fee.............................................               %
Other Expenses(6)..........................................            ___%
Total Annual Expenses......................................               %

____________

(6) Does not  include  current  income tax  expense,  which is  estimated  to be insignificant.

     The purpose of the table above and the example  below is to help  investors understand the fees and expenses that they, as common  stockholders,  would bear directly or indirectly.  As of the date of this prospectus,  the Company has not commenced  investment

                                       11

operations.  The Other  Expenses  shown in the table and related  footnotes  are based on estimated  amounts for the Company's  first year of  operations  unless otherwise  indicated and assume that the Company issues _________ Common Shares.
If the Company issues fewer Common Shares,  all other things being equal,  these expenses  would  increase.  For  additional  information  with  respect  to  the
Company's expenses, see "Management of the Company."

Example:

     The following example  illustrates the expenses (including the underwriting discounts  and  commissions  of  $_____  and  estimated  offering  costs of this offering  of $___ per  Common  Share)  that  stockholders  would pay on a $1,000 investment in Common Shares,  assuming (1) total annual  expenses of ___% of net assets attributable to Common Shares and (2) a ___% annual return:(1)

Total Expenses Incurred...................................  $___________

____________

(1)  The example  assumes that the estimated Other Expenses set forth in the fee table are  accurate,  that all  distributions  are  reinvested at net asset value and that the  Company is engaged in  leverage of 33 1/3% of its total assets,  assuming a 3% annual  interest rate cost of leverage.  THE EXAMPLE
     SHOULD  NOT BE  CONSIDERED  A  REPRESENTATION  OF FUTURE  EXPENSES.  ACTUAL
     EXPENSES MAY BE GREATER OR LESS THAN THOSE ASSUMED. MOREOVER, THE COMPANY'S
     ACTUAL  RATE OF RETURN MAY BE GREATER  OR LESS THAN THE  HYPOTHETICAL  ___%
     RETURN SHOWN IN THE EXAMPLE.

                                 USE OF PROCEEDS

     The net proceeds of this offering will be approximately  $____________  (or approximately $___________ assuming the Underwriters exercise the over-allotment option  in full)  after  payment  of  offering  costs and the  deduction  of the underwriting  discounts  and  commissions.  The  Company  will  pay  all  of its organizational  costs and Common Share offering costs, which are estimated to be approximately $______ per Common Share. The Company will invest the net proceeds of the  offering  in  accordance  with its  investment  objective  and  policies described  below.  The Company  estimates that the net proceeds of this offering will be fully invested in accordance with the Company's investment objective and policies  within six  months of the  closing.  Pending  such  investment,  those proceeds  may be  invested  in  U.S.  Government  securities  or  high  quality, short-term money market instruments.  See "Prospectus Summary - Risks - Delay in
Use of  Proceeds"  "The  Company  -  Investment  Objective"  and " -  Investment
Policies."

                                       12

                                   THE COMPANY

     The Company is a newly organized,  non-diversified,  closed-end  management investment company registered under the 1940 Act. The Company was organized as a
Maryland  corporation on March 4, 2005. As a newly organized entity, the Company has no operating  history.  The Company's  principal  office is located at 10801
Mastin Boulevard, Suite 222, Overland Park, Kansas.

Investment Objective

     The  Company's  investment  objective  is to  obtain a high  level of total return with an  emphasis  on current  distributions  paid to  stockholders.  For purposes of the Company's  investment  objective,  total return includes capital appreciation of, and all  distributions  received from,  securities in which the
Company will invest  regardless of the tax character of the  distributions.  The
Company  will seek to provide  its  stockholders  with an  efficient  vehicle to invest in a  portfolio  of MLPs.  Similar  to the tax  characterization  of cash distributions  made by MLPs to its unit holders,  the Company  believes that its stockholders  will have  relatively  high levels of the deferred  taxable income associated with cash distributions made by the Company to stockholders.

Energy Infrastructure Industry

     The Company will  concentrate its investments in the energy  infrastructure sector.  The Company will pursue its  objective by  investing  principally  in a portfolio of equity securities issued by MLPs, including restricted  securities.
MLP common units  historically  have generated higher average total returns than domestic common stock (as measured by the S&P 500) and fixed income  securities.
Restricted  securities  are  expected  to provide a higher  total  return to the
Company than securities  traded in the open market. A more detailed  description of investment  policies and  restrictions  and more detailed  information  about portfolio investments are contained in the statement of additional information.

     Energy  Infrastructure  Sector.  Companies  (including  MLPs) in the energy infrastructure  sector  engage  in  the  business  of  gathering,  transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, coal,  crude oil,  refined  petroleum  products or other natural  resources,  or
exploring,   developing,   managing  or  producing  such   commodities.   Energy
infrastructure  companies  do  not  operate  as  "public  utilities"  or  "local distribution  companies,"  and (other than most pipeline MLPs) are therefore not subject to rate  regulation by state or federal  utility  commissions.  However, energy  infrastructure  companies may be subject to greater  competitive factors than  utility  companies,  including  competitive  pricing  in  the  absence  of regulated tariff rates, which could cause a reduction in revenue and which could adversely  affect  profitability.  Most  pipeline MLPs are subject to government regulation  concerning  the  construction,  pricing and  operation of pipelines.
Pipeline  MLPs are able to set  prices  (rates or  tariffs)  to cover  operating costs,  depreciation and taxes, and provide a return on investment.  These rates are monitored by the Federal Energy Regulatory  Commission  ("FERC") which seeks to ensure that consumers receive adequate and reliable supplies of energy at the lowest possible price while providing  energy  suppliers and transporters a just and reasonable  return on capital  investment  and the  opportunity to adjust to changing market conditions.

     Master  Limited  Partnerships.  Under normal  circumstances  and once it is fully  invested in accordance  with its investment  objective,  the Company will invest at least 80% of its total assets in equity  securities  of MLPs and their affiliates.  MLPs are organized as partnerships,  thereby eliminating income tax at the entity  level.  The typical MLP has two classes of partners,  the general partner, and the limited partners. The general partner is usually a major energy company,  investment  fund or the  direct  management  of the MLP.  The  general partner  normally  controls the MLP through a 2% equity interest plus units that are  subordinated to the common  (publicly  traded) units for at least the first five years of the partnership's  existence and then only converting to common if certain  financial  tests are met. The Company may also invest in  securities of general partners or other affiliates of MLPs.

     As a motivation for the general partner to successfully  manage the MLP and increase cash flows,  the terms of most MLPs typically  provide that the general partner  receives  a larger  portion of the net  income as  distributions  reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners.
The general partner's  incentive  compensation  typically increases up to 50% of incremental  income.  Nevertheless,  the aggregate amount distributed to limited partners will increase as MLP  distributions  reach higher target levels.  Given this  incentive  structure,  the general  partner has an incentive to streamline operations and undertake  acquisitions  and growth projects in order to increase distributions to all partners.

     MLPs in which the Company will invest can generally be classified  into the following categories:

                                       13

     Pipeline MLPs are common carrier  transporters of natural gas,  natural gas liquids (primarily propane,  ethane, butane and natural gasoline),  crude oil or refined petroleum products (gasoline,  diesel fuel and jet fuel).  Pipeline MLPs may also  operate  ancillary  businesses  such as storage and  marketing of such
products.   Revenue  is  derived   from   capacity  and   transportation   fees.
Historically,  pipeline output has been less exposed to cyclical economic forces due to its low cost  structure  and  government-regulated  nature.  In addition, pipeline MLPs do not have direct  commodity  price exposure  because they do not own the product being shipped.

     Processing  MLPs are  gatherers  and  processors  of natural gas as well as providers of  transportation,  fractionation  and storage of natural gas liquids
("NGLs").  Revenue is derived from providing  services to natural gas producers, which require  treatment or processing before their natural gas commodity can be marketed to utilities and other end user  markets.  Revenue for the processor is fee based,  although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

     Propane MLPs are  distributors of propane to homeowners for space and water heating.  Revenue is derived  from the resale of the  commodity on a margin over wholesale  cost.  The  ability  to  maintain  margin is a key to  profitability.
Propane  serves  approximately  3% of the  household  energy needs in the United
States,   largely  for  homes  beyond  the  geographic   reach  of  natural  gas
distribution  pipelines.  Approximately 70% of annual cash flow is earned during the winter heating season  (October  through  March).  Accordingly,  volumes are weather  dependent,  but have utility type functions  similar to electricity and natural gas.

     Coal MLPs own,  lease and manage  coal  reserves.  Revenue is derived  from production and sale of coal, or from royalty  payments related to leases to coal producers.  Electricity  generation  is the  primary  use of coal in the  United
States. Demand for electricity and supply of alternative fuels to generators are the  primary  drivers of coal  demand.  Coal MLPs are subject to  operating  and production  risks,  such as: the MLP or a lessee  meeting  necessary  production volumes;  federal,  state and  local  laws and  regulations  which may limit the ability to produce coal;  the MLPs' ability to manage  production  costs and pay mining  reclamation  costs;  and the  effect  on  demand  that the Clean Air Act standards have on coal-end users.

     Although  the  Company  may also  invest in equity and debt  securities  of companies that are organized and/or taxed as corporations, it is likely that any such  investments  will be in debt securities  because the equity dividends from such corporations typically do not meet the Company's investment objective.

Comparison with Direct Investments in MLPs

     The Company is designed to provide an efficient  vehicle for investing in a portfolio  of MLPs.  The Company  believes  that an investor  who invests in the
Company will benefit from a number of portfolio  and tax features that would not be available from a direct investment in MLPs, including the following:

          • An investment  in the Company  offers an  opportunity  to indirectly invest in a number of MLPs through a single investment vehicle;

          • An  investment  in the Company  offers  access to direct  placements
     (securities  acquired in a transaction other than on a securities  exchange or on the NASDAQ National  Market).  Direct  placements offer the potential for increased return,  but are typically only available to a limited number of institutional investors such as the Company;

          • Each  stockholder  of the Company  will  receive a single Form 1099, rather  than a Form  K-1  from  each MLP if such  stockholder  had  instead invested directly in the MLP;

          •  Stockholders  of the  Company  will not be  required  to file state income  tax  returns  in each  state in  which  MLPs  owned by the  Company operate,  whereas  limited  partners  of MLPs may be required to make state filings in states in which the MLP operates;

          • The  passive  activity  income  and  loss  rules  apply  to a direct investment in MLPs,  but not to an  investment in the Company  (these rules limit the ability of an investor to use losses to offset other gains);

          • The Internal  Revenue Code generally  excludes  corporate  dividends from treatment as unrelated  business  taxable income ("UBTI")  (unless the stock is  debt-financed).  Tax-exempt  investors,  including pension plans,
     foundations,   401-Ks

                                       14

     and  IRAs,  will not have  UBTI  upon  receipt  of  distributions  from the
     Company,  whereas a tax-exempt limited partner's  allocable share of income of an MLP is treated as UBTI; and

          • In order to qualify as a  regulated  investment  company for Federal income  tax  purposes,  a  regulated  investment  company is limited in the amount it can  invest in MLP units.  However,  such limit does not apply to the Company  since the Company  will be taxed as a  corporation,  and not a regulated investment company, for Federal income tax purposes.

     Unlike MLPs,  the Company will be obligated to pay current and deferred tax with respect to its income,  thereby subjecting the Company's income to a double layer  of tax  upon  distribution  to the  Company's  stockholders.  Like  other investment companies,  stockholders of the Company will bear the operating costs of the Company,  including management fees, custody and administration,  and the costs of operating as a public company.

Investment Process

     Under normal circumstances and once it is fully invested in accordance with its  investment  objective,  the  Company  will invest at least 80% of its total assets in equity securities of MLPs and their affiliates. The Advisor intends to seek securities  that offer a combination of quality,  growth and yield intended to result in superior total returns over the long run. The Advisor's  securities selection  process  includes a  comparison  of  quantitative,  qualitative,  and relative value factors. Although the Advisor intends to use research provided by broker-dealers  and  investment  firms,  primary  emphasis  will  be  placed  on proprietary  analysis and  valuation  models  conducted  and  maintained  by the
Advisor's in-house investment analysts. To determine whether a company meets its criteria,  the Advisor  generally will look for a strong record of  distribution growth,  a solid  ratio of debt to equity and  coverage  ratio  with  respect to distributions to unit holders,  and a proven track record,  incentive  structure and management  team. It is anticipated  that all of the publicly traded MLPs in which the Company  will invest will have a market  capitalization  greater  than
$100 million.

Investment Policies

     The Company  will seek to achieve its  investment  objective  by  investing primarily in securities of MLPs and their  affiliates that the Advisor  believes offer attractive  distribution  rates and capital  appreciation  potential.  The
Company  may also  invest in other  securities  set forth  below if the  Advisor expects to achieve the Company's objective with such investments.

     The  Company's  policy  of  investing  at  least  80% of its  total  assets
(including  assets  obtained or expected to be  obtained  through  leverage)  in equity  securities  of MLPs and their  affiliates is  nonfundamental  and may be changed by the Board of Directors without  stockholder  approval,  provided that stockholders receive at least 60 days' prior written notice of any change.

     The Company has adopted the following additional nonfundamental policies:

     •    The  Company  may invest up to 50% of its total  assets in  restricted securities.  Subject to this  policy,  the Company may invest  without limitation in illiquid securities.  The types of restricted securities that the Company may  purchase  include MLP  convertible  subordinated units, unregistered MLP common units and securities of publicly traded and privately held companies (i.e., non-MLPs).

     •    The  Company  may  invest  up to 20%  of  its  total  assets  in  debt securities,  including certain securities rated below investment grade
          ("junk bonds").  Below  investment grade debt securities will be rated at least B3 by Moody's and at least B- by S&P at the time of purchase, or comparably rated by another  statistical rating  organization or if unrated, determined to be of comparable quality by the Advisor.

     •    The Company  will not invest more than 15% of its total  assets in any single issuer.

     •    The Company will not engage in short sales.

     Unless otherwise stated,  all investment  restrictions apply at the time of purchase and the Company will not be required to reduce a position due solely to market value  fluctuations.  Also, the Company may temporarily  deviate from its investment  restrictions during the period in which it is investing the proceeds of this offering.  The term total assets includes assets obtained or expected to be obtained through leverage for the purpose of each investment restriction.

Investment Securities

     The types of  securities in which the Company may invest  include,  but are not limited to, the following:

                                       15

     Equity Securities of MLPs.  Consistent with its investment  objective,  the
Company may invest up to 100% of its total assets in equity securities issued by
MLPs, including common units,  convertible  subordinated units and I-Shares. The table  below  summarizes  the  features  of  these  securities,  and  a  further discussion of these securities follows:

                                                                    Convertible
                                    Common Units                 Subordinated Units                 I-Shares
                            ------------------------------   ----------------------          ------------------------
Voting Rights...........    Limited to certain significant   Same as common units            No direct MLP voting
                            decisions; no annual election                                    rights
                            of directors
Dividend Priority.......    First right to minimum           Second right to MQD; no         Equal in amount and
                            quarterly distribution           arrearage rights                priority to common units
                            ("MQD")specified in                                              but paid in additional
                            Partnership Agreement;                                           I-Shares at current
                            arrearage rights                                                 market value of I-Shares
Dividend Rate...........    Minimum set in Partnership       Equal in amount to common       Equal in amount to common
                            Agreement; participate pro       units; participate pro rata     units
                            rata with subordinated after     with common units above
                            both MQDs are met                the MQD
Trading.................    Listed on NYSE, AMEX and         Not publicly traded             Listed on NYSE
                            NASDAQ National Market
Tax Treatment...........    Ordinary income to the extent    Same as common units            Full distribution treated
                            of taxable income allocated to                                   as return of capital;
                            holder; tax-free return of                                       since distribution is in
                            capital thereafter to extent                                     shares, total basis is
                            of holder's basis; remainder                                     not reduced
                            as capital gain
Type of Investor........    Retail; creates UBTI for         Same as common units            Institutional; does not
                            tax-exempt investor; not                                         create UBTI; qualifying
                            qualifying income for                                            income for regulated
                            regulated investment companies                                   investment companies
Liquidity Priority......    Intended to receive return of    Second right to return of       Same as common
                            all capital first                capital; pro rata with          units(indirect right
                                                             common units thereafter         through I-share issuer)
Conversion Rights.......    None                             One-to-one ratio into           None
                                                             common units

     MLP Common Units. MLP common units represent an equity  ownership  interest in a partnership,  providing limited voting rights and entitling the holder to a
share  of  the  company's   success   through   distributions   and/or   capital
appreciation.  Unlike stockholders of a corporation,  common unit holders do not elect  directors  annually and generally  have the right to vote only on certain significant  events, such as mergers, a sale of substantially all of the assets, removal  of the  general  partner  or  material  amendments  to the  partnership agreement.  MLPs are required by their  partnership  agreements  to distribute a large  percentage  of their  current  operating  earnings.  Common unit  holders generally have first right to a MQD prior to  distributions  to the  convertible
subordinated   unit  holders  or  the  general  partner   (including   incentive
distributions).  Common unit holders  typically have arrearage rights if the MQD is not met.  In the event of  liquidation,  MLP common unit  holders  have first rights to the  partnership's  remaining  assets  after  bondholders,  other debt holders,  and  preferred  unit holders have been paid in full.  MLP common units trade on a national securities exchange or  over-the-counter.  Also, like common stock,  prices of MLP common  units are  sensitive  to general  movements in the stock  market and a drop in the stock market may depress the price of MLP common units to which the Company has exposure.

     MLP Convertible  Subordinated Units. MLP convertible subordinated units are typically  issued  by MLPs to  founders,  corporate  general  partners  of MLPs, entities that sell assets to the MLP, and institutional  investors.  The purpose of the convertible  subordinated units is to increase the likelihood that during the  subordination  period there will be  available  cash to be  distributed  to common unit  holders.  The Company  expects to  purchase  subordinated  units in direct placements from such persons.  Convertible  subordinated  units generally are not entitled to  distributions  until  holders of common units have received specified MQD, plus any arrearages,  and may receive less in distributions  upon liquidation. Convertible subordinated unit holders generally are entitled to MQD prior to the payment of incentive  distributions to the general partner, but are not entitled to arrearage rights.  Therefore, they generally entail greater risk than MLP common units.  They are generally  convertible  automatically  into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a  national  exchange  or  over-the-counter,  and there is no active  market for convertible  subordinated  units.  The  value  of a  convertible  security  is a

                                       16

function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as MLP common units.

     MLP  I-Shares.  I-Shares  represent an indirect  investment in MLP I-units.
I-units are equity securities issued to affiliates of MLPs,  typically a limited liability company,  that owns an interest in and manages the MLP. The issuer has management  rights but is not entitled to incentive  distributions.  The I-Share issuer's  assets consist  exclusively of MLP I-units.  Distributions  by MLPs to
I-unit holders are made in the form of additional  I-units,  generally  equal in amount to the cash  received by common unit  holders of MLPs.  Distributions  to
I-Share holders are made in the form of additional I-Shares,  generally equal in amount to the I-units received by the I-Share issuer.  The issuer of the I-Share is taxed as a corporation,  however, the MLP does not allocate income or loss to the  I-Share  issuer.  Accordingly,  investors  receive  a Form  1099,  are  not allocated their proportionate share of income of the MLPs and are not subject to state filing obligations.

     Equity  Securities of MLP Affiliates.  In addition to equity  securities of
MLPs,  the  Company  may also  invest in equity  securities  of MLP  affiliates, typically  in the form of general  partner  interests of MLPs.  General  partner interests of MLPs are typically retained by an MLP's original sponsors,  such as its  founders,  corporate  partners,  entities  that sell  assets to the MLP and investors  such as the Company.  A holder of general  partner  interests  can be liable under certain  circumstances  for amounts  greater than the amount of the holder's  investment in the general partner interest.  General partner interests often confer  direct  board  participation  rights and in many cases,  operating control,  over the MLP.  These  interests  themselves  are not publicly  traded, although  they  may be  owned  by  publicly  traded  entities.  General  partner interests receive cash  distributions,  typically 2% of the MLP's aggregate cash distributions,  which are contractually defined in the partnership agreement. In
addition,   holders  of  general  partner  interests  typically  hold  incentive distribution  rights  ("IDRs"),  which  provide  them with a larger share of the aggregate MLP cash  distributions  as the  distributions to limited partner unit holders are increased to prescribed levels.  General partner interests generally cannot be  converted  into common  units.  The general  partner  interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

     Non-MLP  Equity  Securities.  In addition to equity  securities of MLPs and their  affiliates,  the Company may also invest in common and  preferred  stock, limited  liability company  interests,  limited partner  interests,  convertible securities,  warrants and depository receipts of companies that are organized as corporations,  limited liability companies or limited partnerships. Common stock generally represents an equity ownership interest in an issuer.  Although common
stocks  have   historically   generated   higher   average  total  returns  than
fixed-income  securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income  securities  during certain periods.  An adverse event,  such as an unfavorable  earnings report, may depress the value of a particular common stock held by the  Company.  Also,  prices of common  stocks are  sensitive to general movements  in the stock  market and a drop in the stock  market may  depress the price of common  stocks to which the Company has  exposure.  Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial  condition of an issuer or the general condition of the relevant stock market,  or when political or economic  events  affecting the issuers occur.  In addition,  common stock prices may be particularly  sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

     Restricted Securities. The Company may invest up to 50% of its total assets in restricted  securities.  An issuer may be willing to offer the purchaser more attractive  features  with  respect to  securities  issued in direct  placements because it has avoided the  expense and delay  involved in a public  offering of securities.  Adverse  conditions  in the  public  securities  markets  may  also preclude a public offering of securities. MLP convertible subordinated units are typically  purchased from affiliates of the issuer or other existing  holders of convertible units rather than directly from the issuer.

     Restricted  securities are less liquid than  securities  traded in the open market  because of  statutory  and  contractual  restrictions  on  resale.  Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold  immediately  if the market is  adequate.  This lack of liquidity  creates special risks for the Company.  However,  the Company could sell such securities in privately  negotiated  transactions with a limited number of purchasers or in public  offerings under the 1933 Act. MLP convertible subordinated units also convert to publicly traded common units upon the passage of time and/or satisfaction of certain financial tests.

     Debt  Securities.  The  Company  may invest up to 20% of its assets in debt securities,  including  securities rated below  investment  grade. The Company's debt securities may have fixed or variable  principal  payments and all types of interest  rate and  dividend  payment  and reset  terms,  including  fixed rate, adjustable rate, zero coupon, contingent,  deferred, payment in kind and auction rate features.  To the extent that the Company invests in below investment grade debt  securities,  such securities will be rated, at the time of investment,  at least B- by S&P's or B3 by Moody's or a comparable  rating by at least one other rating  agency or, if unrated,

                                       17

determined by the Advisor to be of comparable  quality.  If a security satisfies
the  Company's   minimum  rating  criteria  at  the  time  of  purchase  and  is subsequently  downgraded below such rating,  the Company will not be required to dispose of such security.  If a downgrade occurs, the Advisor will consider what action,  including  the sale of such  security,  is in the best  interest of the
Company and its stockholders.

     Because the risk of default is higher for below investment grade securities than investment grade securities,  the Advisor's research and credit analysis is an especially  important  part of managing  securities of this type. The Advisor will attempt to identify  those  issuers of below  investment  grade  securities whose  financial  condition  the Advisor  believes  are  adequate to meet future obligations  or have  improved or are  expected  to improve in the  future.  The
Advisor's  analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage,  earnings prospects and the experience and managerial strength of the issuer.

     Defensive  and  Temporary  Investments.  Under  adverse  market or economic conditions or pending investment of offering or leverage  proceeds,  the Company may invest up to 100% of its total assets in securities  issued or guaranteed by the U.S.  government  or its  instrumentalities  or  agencies,  short-term  debt securities,  certificates  of  deposit,  bankers'  acceptances  and  other  bank obligations,  commercial  paper rated in the highest category by a rating agency or other fixed income  securities  deemed by the Advisor to be consistent with a defensive  posture,  or may hold  cash.  The  Advisor  may also  invest  in such instruments  to meet working  capital needs  including,  but not limited to, for collateral in connection with certain investment  techniques,  to hold a reserve pending payment of distributions,, and to facilitate the payment of expenses and settlement of trades. The yield on such securities may be lower than the returns on MLPs or yields on lower  rated  fixed  income  securities.  To the extent the
Company uses this strategy, it may not achieve its investment objective.

Conflicts of Interest

     Conflicts  of  interest  may arise from the fact that the  Advisor  and its affiliates  will carry on substantial  investment  activities for other clients, including  TYG,  in which the Company  will have no interest  and some of which, including  TYG,  may have similar  investment  strategies  as the  Company.  The
Advisor or its affiliates may have financial incentives to favor certain of such accounts over the Company.  Any of their proprietary accounts and other customer accounts may compete with the Company for  specific  trades.  The Advisor or its affiliates  may  give  advice  and  recommend  securities  to,  or buy  or  sell securities  for the Company  which advice or  securities  may differ from advice given to, or securities  recommended  or bought or sold for,  other accounts and customers,  even  though  their  investment  objectives  may be the same as,  or similar  to,  those of the  Company.  When two or more  clients  advised  by the
Advisor or its  affiliates  seek to  purchase or sell the same  publicly  traded securities,  the securities  actually  purchased or sold will be allocated among the clients on a good faith equitable basis by the Advisor in its discretion and in accordance with the client's various investment  objectives and the Advisor's procedures. In some cases, this system may adversely affect the price or size of the position the Company may obtain.  In other cases, our ability to participate in volume transactions may produce better execution for the Company.

     The Advisor  will  evaluate a variety of factors in  determining  whether a particular  investment  opportunity or strategy is appropriate  and feasible for the relevant  account at a particular time,  including,  but not limited to, the following:  (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account;  (iii) the availability of the opportunity  (i.e.,  size of obtainable  position);  (iv) the transaction  costs involved;  and (v) the  investment or regulatory  limitations  applicable to the particular  entity or  account.  Because  these  considerations  may differ when applied to the Company and relevant  accounts under management in the context of any particular investment opportunity, the investment activities of the Company, on the one hand,  and other  managed  accounts,  on the other  hand,  may differ considerably  from  time to time.  In  addition,  the fees and  expenses  of the
Company  will  differ  from those of the other  managed  accounts.  Accordingly, stockholders  should be aware that the future  performance  of the  Company  and other accounts of the Advisor may vary.

     To the extent that the Advisor sources and structures  private  investments in MLPs, certain employees of the Advisor may become aware of actions planned by
MLPs,  such as  acquisitions,  that may not be  announced  to the public.  It is possible  that the Company  could be  precluded  from  investing in an MLP about which the Advisor has  material,  non-public  information;  however,  its is the
Advisor's  intention  to  ensure  that  any  material,   non-public  information
available to certain employees of the Advisor is not shared with those employees responsible for the purchase and sale of publicly traded MLP securities.

     Situations may occur when the Company could be disadvantaged because of the investment  activities conducted by the Advisor and its affiliates for its other accounts.  Such  situations may be based on, among other things,  the following:
(i) legal or internal restrictions on the combined size of positions that may be taken for the Company or the other  accounts,  thereby  limiting the size of the

                                       18

Company's position;  or (ii) the difficulty of liquidating an investment for the
Company or the other  accounts  where the market  cannot  absorb the sale of the combined position.

     Under the 1940 Act, the Company and its  affiliates  may be precluded  from co-investing  in private  placements  of  securities.  The  Advisor and TYG have applied to the SEC for  exemptive  relief to permit,  TYG, the Company and their respective  affiliates  to make such  investments.  Unless and until the Company obtains an exemptive  order,  the Company will not co-invest with its affiliates in private placement transactions. We cannot guarantee that the requested relief will be granted by the SEC.  Unless and until the Company  obtains an  exemptive order, the Advisor will not co-invest its proprietary accounts or other clients'
assets in negotiated  private  transactions in which the Company invests.  Until the Company  receives  exemptive  relief,  the Advisor will observe a policy for allocating opportunities among its clients that takes into account the amount of each client's available cash and its investment  objectives.  As a result of one or more of these situations, the Company may not be able to invest as much as it otherwise would in certain investments or may not be able to liquidate a portion as quickly.

     The Advisor and its principals, officers, employees, and affiliates may buy and sell  securities  or other  investments  for their own accounts and may have actual or potential  conflicts of interest with respect to  investments  made on behalf  of  the  Company.  As a  result  of  differing  trading  and  investment strategies  or  constraints,  positions  may be taken by  principals,  officers, employees,  and affiliates of the Advisor that are the same as,  different from, or made at a different time than positions taken for the Company.  Further,  the
Advisor may at some time in the future,  manage other  investment funds with the same investment objective as the Company's.

Portfolio Turnover

     The Company's annual portfolio  turnover rate may vary greatly from year to year.  Although  the Company  cannot  accurately  predict  its annual  portfolio turnover  rate,  it is not  expected to exceed 30% under  normal  circumstances.
However,  portfolio  turnover  rate is not  considered a limiting  factor in the execution of  investment  decisions  for the  Company.  A higher  turnover  rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Company.  High  portfolio  turnover may result in the  Company's  recognition  of gains  that  will  increase  the  Company's  tax liability  and thereby  lower the  after-tax  distributions  of the Company.  In addition,  high  portfolio  turnover  may  increase  the  Company's  current and accumulated  earnings  profits,  resulting in a greater portion of the Company's distributions  being  treated  as  taxable  dividends  for  federal  income  tax purposes. See "Tax Matters."

                                    LEVERAGE

     The Company may borrow money,  issue  preferred  stock, or issue other debt securities to the extent permitted by the 1940 Act. These practices are known as leverage.  The Company  generally will not use leverage  unless it believes that leverage will serve the best interests of stockholders.  The principal, although not  exclusive,  factor  used in making this  determination  will be whether the potential return is likely to exceed the cost of leverage.  The Company may also borrow up to an additional  5% of its total assets (not  including the amount so borrowed) for temporary  purposes,  including  the  settlement  and clearance of securities transactions,  which otherwise might require untimely dispositions of portfolio holdings.

     Under the 1940 Act,  the  Company is not  permitted  to incur  indebtedness constituting  senior  securities unless  immediately  thereafter the Company has total assets (including the proceeds of the indebtedness) at least equal to 300%
of the amount of the  indebtedness.  Stated  another  way,  the  Company may not borrow for investment purposes more than 33 1/3% of its total assets,  including the amount  borrowed.  The Company also must maintain this 300% "asset coverage"
for as long as the  indebtedness is outstanding.  The 1940 Act provides that the
Company may not declare any cash dividend or other  distribution  on its shares, or  purchase  any of its  shares of  capital  stock  (through  tender  offers or otherwise), unless it would satisfy this 300% asset coverage after deducting the amount of the  distribution  or share purchase price, as the case may be. If the asset coverage for indebtedness declines to less than 300% as a result of market fluctuations or otherwise,  the Company may be required to sell a portion of its investments when it may be disadvantageous to do so.

     The  incurrence  of debt by the Company  would  involve  expenses and other costs, including interest payments, which would be borne by the Company's common stockholders.  In addition,  the terms of any  borrowing  or other  indebtedness issued by the Company,  which will be negotiated  with  underwriters  and rating agencies,  may impose asset  coverage  requirements,  dividend  limitations  and voting  right  requirements  on the Company that are more  stringent  than those imposed under the 1940 Act. Such terms may also impose special  restrictions  on the  Company's  portfolio  composition  or on  its  use  of  various  investment techniques or strategies or its ability to pay distributions on Common Shares in some instances. The Company may also be required to pledge its assets to lenders in connection with certain types of borrowings.  Due to these restrictions,  the
Company may be forced to liquidate  investments  at times or

                                       19

prices that are not  favorable to the  Company,  or the Company may be forced to forgo  investments  that  the  Advisor  otherwise  views  as  favorable.  Common stockholders  would bear the costs of the incurrence of debt which would include offering expenses and the ongoing payment of interest.

     Under the 1940 Act, the Company is not permitted to issue  preferred  stock unless  immediately  after such issuance the total assets less  liabilities  and indebtedness  is at  least  200% of the  liquidation  value  of the  outstanding preferred  stock.  Stated another way, the Company may not issue preferred stock that has an  aggregate  liquidation  value of more than 50% of its total  assets
(less  liabilities  and  indebtedness),   including  the  amount  leveraged.  In
addition,  the Company is not  permitted  to declare any cash  dividend or other distribution on its Common Shares unless, at the time of such  declaration,  the total assets less liabilities and indebtedness  (determined  after deducting the amount of such dividend or  distribution)  is at least 200% of such  liquidation value. In the event preferred stock are issued,  the Company may, as a result of market  conditions  or  otherwise,  be required to purchase or redeem  preferred stock, or sell a portion of its investments when it may be disadvantageous to do so, in order maintain  asset  coverage of any preferred  stock of at least 200%.
Common  stockholders  would bear the costs of a preferred  share  offering which would include offering expenses and the ongoing payment of distributions.

     The Company  may,  but is not required  to,  hedge  general  interest  rate
exposure   arising  from  its  leverage   transactions.   Under  current  market
conditions,  hedging would be accomplished principally by entering into interest rate transactions.  Interest rate transactions are hedging  transactions such as interest rate swaps and the purchase of interest rate caps and floors.  Interest rate swaps  involve  the  exchange by the Company  with  another  party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed payments). The purchase of an interest rate cap entitles the  purchaser,  to the extent that a specified  index  exceeds a  predetermined interest rate, to receive  payments of interest on a notional  principal  amount from the party  selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined  interest  rate,  to receive  payments  of  interest on a notional principal  amount from the party selling such  interest rate floor.  The Company intends to use interest rate transactions  solely for the purpose of hedging its leveraged capital  structure.  The use of interest rate transactions is a highly specialized  activity that involves  investment  techniques and risks  different from those associated with ordinary portfolio security transactions.  See "Risks
- Hedging Strategy Risk."

Effects of Leverage

     Assuming  borrowings in the amount of 33 1/3% of the Company's total assets
(including  the amount  borrowed),  and an average  annual  interest  rate of 3%
payable on such borrowing,  the annual return that the Company's  portfolio must experience (net of expenses) in order to cover those interest  payments would be
1%.

     The following  table is designed to illustrate  the effect of the foregoing level of leverage on the return to a stockholder,  assuming  hypothetical annual returns  (net of  expenses)  of the  Company's  portfolio of -10% to 10%. As the table shows, the leverage  generally  increases the return to stockholders  when portfolio return is positive and greater than the cost of leverage and decreases the  return  when the  portfolio  return  is  negative  or less than the cost of leverage.  The  figures  appearing  in the table are  hypothetical,  and  actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (net of expenses).......   (10)%   (5)%   0%   5%   10%
Corresponding Common Share Return................       %      %    %    %     %

     During the time in which the Company is utilizing  leverage,  the amount of the fees paid to the Advisor for  investment  advisory and  management  services will be higher than if the Company  did not  utilize  leverage  because the fees paid will be calculated  based on the Company's  Managed  Assets,  which include assets  purchased  with leverage.  Therefore,  the Advisor will have a financial incentive  to  leverage  the  Company,  which may create a conflict  of interest between  the  Advisor  and the  common  stockholders.  Because  payments  on any borrowings  would be paid by the Company at a specified rate, only the Company's common stockholders would bear the Company's fees and expenses.

     Until the Company incurs indebtedness, the Company's Common Shares will not be  leveraged,  and the risks and  special  considerations  related to  leverage described in this prospectus will not apply.  Any benefits of leverage cannot be fully achieved  until the proceeds  resulting from the use of leverage have been invested in accordance with the Company's investment objective and policies. For further information about leveraging, see "Risks - Leverage Risk."

                                       20

                                      RISKS

     General. The Company is a non-diversified, closed-end management investment company  designed  primarily  as a  long-term  investment  vehicle  and not as a trading tool. An investment in the Company's Common Shares should not constitute a complete  investment  program for any  investor  and involves a high degree of risk. Due to the uncertainty in all investments,  there can be no assurance that the Company will achieve its investment objective.

     No Operating  History.  The Company is a newly  organized  non-diversified, closed-end management investment company and has no operating history or history of public trading of its Common Shares.

     Management  Risk.  The  Advisor  was  formed  in  October  2002 to  provide portfolio  management  services to  institutional  and high-net worth  investors seeking professional  management of their MLP investments.  The Advisor has been
managing   investments  in  portfolios  of  MLP  investments  since  that  time, including,  since February 2004,  management of the investments of TYG. TYG is a non-diversified,  closed-end  management  investment company that was created to invest principally in MLPs in the energy infrastructure  sector. The Company and
TYG have the same  investment  committee and officers.  As of February 28, 2005, the Advisor had client assets under  management of  approximately  $760 million, including the assets of TYG. The Advisor relies on the officers,  employees, and resources of Fountain Capital,  KCEP and their affiliates for certain functions.
Three (of the five) members of the  investment  committee are affiliates of, but not employees of, the Advisor, and each have other significant  responsibilities with such  affiliated  entities.  Fountain  Capital,  KCEP and their  affiliates conduct  businesses  and  activities  of their own in which the  Advisor  has no economic interest.  If these separate  activities become  significantly  greater than the  Advisor's  activities,  there  could be material  competition  for the efforts of key personnel.

     MLPs.  Under  normal  circumstances  and  once  it  is  fully  invested  in accordance with its investment objective, the Company intends to invest at least
80% of its total assets  (including  assets  obtained or expected to be obtained through  leverage) in equity  securities of MLPs.  Certain risks inherent in the business of MLPs include the following:

     •    Processing and coal MLPs may be directly  affected by energy commodity prices.  The  volatility  of commodity  prices can  indirectly  affect certain  other  MLPs  due  to  the  impact  of  prices  on  volume  of commodities transported,  processed,  stored or distributed.  Pipeline
          MLPs are not subject to direct  commodity price exposure  because they do not own the underlying energy commodity.  While propane MLPs do own the underlying energy  commodity,  the Advisor seeks high quality MLPs that  are  able to  mitigate  or  manage  direct  margin  exposure  to commodity  price  levels.  The  MLP  sector  can  be  hurt  by  market perception that MLPs performance and  distributions  are directly tied to commodity prices.

     •    The profitability of MLPs,  particularly processing and pipeline MLPs, may be  materially  impacted  by the  volume of  natural  gas or other energy commodities available for transporting,  processing, storing or distributing. A significant decrease in the production of natural gas, oil,  coal  or  other  energy  commodities,  due  to  the  decline  of
          production  from  existing   facilities,   import  supply  disruption,
          depressed  commodity  prices or  otherwise,  would reduce  revenue and operating income of MLPs and,  therefore,  the ability of MLPs to make distributions to partners.

     •    A sustained  decline in demand for crude oil,  natural gas and refined petroleum products could adversely affect MLP revenues and cash flows.
          Factors  that  could  lead to a decrease  in market  demand  include a recession or other  adverse  economic  conditions,  an increase in the market  price  of the  underlying  commodity,  higher  taxes  or other regulatory  actions that increase costs, or a shift in consumer demand for such products.

     •    A portion of any one MLP's  assets  may be  dedicated  to natural  gas reserves and other commodities that naturally deplete over time, which could  have a  material  adverse  impact on an MLP's  ability  to make
          distributions.   MLPs  are  often   dependent  upon   exploration  and
          development  activities  by third  parties.  MLPs  employ a variety of means of increasing  cash flow,  including  increasing  utilization of existing  facilities,  expanding  operations through new construction, expanding  operations  through  acquisitions,  or securing  additional long-term  contracts.  Thus,  some MLPs may be subject to construction risk,  acquisition  risk or other  risk  factors  arising  from  their specific business  strategies.  A significant slowdown in large energy companies'  disposition  of  energy  infrastructure  assets  and other merger and  acquisition  activity  in the energy  MLP  industry  could reduce the growth rate of cash flows received by the Company from MLPs that grow through acquisitions.

     •    The  profitability  of MLPs could be adversely  affected by changes in the regulatory environment. Most MLPs' assets are heavily regulated by federal and state  governments  in diverse  matters such as the way in which certain MLP assets are constructed,  maintained and operated and the prices may charge for their  services.  Such regulation can change over time in

                                       21

          scope and  intensity.  For example,  a particular by product of an MLP
          process  may  be  declared   hazardous  by  a  regulatory  agency  and
          unexpectedly  increase  production  costs.  Moreover,  many  state and federal  environmental  laws  provide for civil as well as  regulatory remediation, thus adding to the potential exposure an MLP may face.

     •    A  rising  interest  rate  environment   could  adversely  impact  the
          performance  of MLPs.  Rising  interest  rates could limit the capital appreciation  of  equity  units of MLPs as a result  of the  increased availability  of alternative  investments  at competitive  yields with
          MLPs.  Rising  interest  rates  may also  increase  an  MLP's  cost of
          capital.   A  higher  cost  of  capital   could   limit   growth  from
          acquisition/expansion  projects  and  limit  MLP  distribution  growth rates.

     •    Since the  September  11th  attacks,  the U.S.  government  has issued public  warnings  indicating  that energy assets,  specifically  those
          related  to  pipeline   infrastructure,   production   facilities  and
          transmission and distribution facilities, might be specific targets of terrorist  activity.  The  continued  threat of terrorism  and related military  activity  will  likely  increase  volatility  for  prices in natural gas and oil and could affect the market for products of MLPs.

     •    Holders  of MLP units are  subject to certain  risks  inherent  in the partnership  structure  of MLPs  including  (i) tax  risks  (described below),  (ii)  limited  ability to elect or remove  management,  (iii)
          limited   voting   rights,   except  with  respect  to   extraordinary
          transactions,  and (iv)  conflicts of interest of the general  partner including those arising from incentive distribution payments.

     Industry Specific Risk. MLPs are also subject to risks that are specific to the industry they serve.

          Pipeline MLPs are subject to demand for crude oil or refined  products in the markets  served by the  pipeline,  sharp  decreases  in crude oil or natural gas prices that cause  producers  to curtail  production  or reduce capital spending for exploration activities,  and environmental regulation.
     Demand for gasoline,  which  accounts for a substantial  portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Pipeline MLP unit prices are primarily driven by distribution  growth rates and prospects for distribution growth.

          Processing  MLPs are subject to declines in  production of natural gas fields, which utilize the processing facilities as a way to market the gas, prolonged  depression  in the price of natural  gas or crude oil  refining, which curtails  production due to lack of drilling activity and declines in the prices of NGL  products  and  natural gas  prices,  resulting  in lower processing margins.

          Propane  MLPs are subject to earnings  variability  based upon weather patterns in the locations where the company operates and the wholesale cost of propane  sold to end  customers.  Propane  MLP unit  prices are based on safety in distribution coverage ratios, interest rate environment and, to a lesser extent, distribution growth.

          Coal MLPs are subject to demand variability based on favorable weather conditions,  strong or weak domestic economy,  the level of coal stockpiles in the customer base, and the general level of prices of competing  sources
     of  fuel  for  electric  generation.   They  are  also  subject  to  supply
     variability based on the geological  conditions that reduce productivity of mining  operations,  regulatory  permits  for  mining  activities  and  the availability of coal that meets Clean Air Act standards.

     Cash Flow Risk. The Company will derive  substantially all of its cash flow from  investments  in equity  securities  of MLPs.  The  amount of cash that the
Company has available to distribute  to  stockholders  depends on the ability of
MLPs held by the  Company  to make  distributions  to its  partners  and the tax character of those distributions. The Company has no control over the actions of underlying  MLPs. The amount of cash that each  individual MLP can distribute to its  partners  will depend on the amount of cash it generates  from  operations, which will vary from  quarter  to quarter  depending  on factors  affecting  the energy  infrastructure  sector generally and on factors affecting the particular business lines of the MLP.  Available cash will also depend on the MLPs level of operating costs  (including  incentive  distributions  to the general  partner), level of capital expenditures, debt service requirements,  acquisition costs (if any), fluctuations in working capital needs and other factors.

     Equity Securities Risk. MLP common units and other equity securities can be affected by macro  economic  and other  factors  affecting  the stock  market in general,  expectations of interest rates, investor sentiment towards MLPs or the energy  sector,  changes  in  a  particular  issuer's  financial  condition,  or unfavorable or  unanticipated  poor  performance of a particular  issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals  unique to the partnership or company,  including earnings power and coverage ratios.

     Investing in securities of smaller  companies may involve greater risk than
is  associated   with   investing  in  more   established   companies.   Smaller
capitalization  companies may have limited  product lines,  markets or financial resources;  may lack management

                                       22

depth or  experience;  and may be more  vulnerable to adverse  general market or economic developments than larger more established companies.

     Because MLP  convertible  subordinated  units  generally  convert to common units on a one-to-one  ratio,  the price that the Company can be expected to pay upon  purchase or to realize  upon resale is  generally  tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

     The price of I-Shares and their  volatility  tend to be  correlated  to the price of common units, although the price correlation is not precise.

     Tax Risk.  The  ability  of the  Company to meet its  investment  objective depends on the level of taxable income and distributions of the MLPs in which it invests. The Company has no control over the taxable income of underlying MLPs.

     A significant  slowdown in large energy  companies'  disposition  of energy infrastructure  assets and other merger and  acquisition  activity in the energy
MLP industry could limit the appreciation potential of the Company. In addition, such a slowdown by the MLPs in the  Company's  portfolio  could  accelerate  the
Company's  obligations  to pay  income  taxes  due in part  to less  accelerated depreciation  generated by new acquisitions.  In such a case, the portion of the
Company's  distributions  that is treated as a return on capital will be reduced and the portion treated as dividend income to the Company's  stockholders  would increase, resulting in lower after-tax yields for the Company's investors.

     Tax Law Change Risk. Future changes in tax laws or regulations,  or related interpretations of such laws and regulations, could adversely affect the Company or MLPs, which could negatively impact the Company's stockholders and the amount of  distributions  they receive from the Company.  These  changes  could include changes in the  federal  income tax rate  applicable  to  qualifying  dividends.
Historically, dividend income was taxed as ordinary income. In 2003, legislation reduced the maximum  federal income tax rate on qualifying  dividends to fifteen percent. The reduced rate on qualifying dividends is scheduled to expire for tax years after 2008.

     Deferred Tax Risk. Historically,  a substantial portion of the MLPs' income has been offset by tax  deductions.  As a result,  MLPs generally have made cash flow payments that have  significantly  exceeded taxable income.  This aspect of
MLPs, and the Company's anticipated  leverage,  will likely reduce the Company's
current   income  taxes  and,   concomitantly,   increase  the  Company's   cash
distributions to its stockholders. The Company will accrue deferred income taxes for the anticipated  potential  future income tax liability  attributable to the
MLP cash flow distributions in excess of the related MLP taxable income reported by the Company.  In addition,  the Company will accrue  deferred income tax with respect to any  appreciation of interests in MLPs or other  investments.  If the amount of MLP  income  tax  deductions  that may be  claimed  by the  Company is smaller than  anticipated  or the Company turns over its portfolio  more rapidly than anticipated,  the Company will incur greater current income taxes. This may reduce the Company's  current cash flow  distributions  and the amount of assets available to the Company for  investment.  Moreover,  if the  Company's  taxable
income  is  greater,   it  is  possible  that  a  larger  portion  of  the  cash
distributions  that  it  makes  to  stockholders  will  be  treated  as  taxable dividends, thus reducing the after-tax yield to stockholders.

     Leverage  Risk.   Borrowings  or  other   transactions   involving  Company
indebtedness  (other than for temporary or emergency purposes) and any preferred stock  issued by the Company all would be  considered  "senior  securities"  for purposes  of the 1940 Act and would  constitute  leverage.  Leverage  creates an opportunity  for  an  increased  return  to  common  stockholders,  but  it is a speculative  technique  that may adversely  affect common  stockholders.  If the return on securities  acquired with borrowed  funds or other  leverage  proceeds does not exceed the cost of the  leverage,  the use of leverage  could cause the
Company to lose  money.  Successful  use of  leverage  depends on the  Advisor's ability to predict or hedge correctly  interest rates and market movements,  and there is no assurance  that the use of a leveraging  strategy will be successful during any period in which it is used.

     Capital  raised  through  leverage  will be  subject to  interest  costs or dividend  payments,  which  could  exceed  the income  and  appreciation  on the securities purchased with the proceeds of the leverage.  The Company may also be required to pay fees in connection  with  borrowings  (such as loan  syndication fees or commitment and administrative fees in connection with a line of credit), and it might be  required  to  maintain  minimum  average  balances  with a bank lender,  either of which would  increase the cost of  borrowing  over the stated
interest  rate.  The issuance of debt  securities  by the Company  would involve offering expenses and other costs,  including interest payments,  which would be borne indirectly by the common  stockholders.  Fluctuations in interest rates on borrowings and short-term debt could reduce cash available for  distributions on
Common  Shares.   Increased  operating  costs,   including  the  financing  cost
associated with any leverage, may reduce the Company's total return.

                                       23

     The terms of any borrowing, other indebtedness or preferred stock issued by the Company may impose asset coverage  requirements,  dividend  limitations  and voting  right  requirements  on the Company that are more  stringent  than those imposed under the 1940 Act. Such terms may also impose special  restrictions  on the  Company's  portfolio  composition  or on  its  use  of  various  investment techniques  or  strategies.  The Company may be further  limited in any of these respects by guidelines established by any rating agencies that issue ratings for debt securities or preferred stock issued by the Company. These requirements may have an adverse  effect on the  Company.  To the extent  necessary,  the Company intends to repay indebtedness to maintain the required asset coverage.  Doing so may require  the Company to  liquidate  portfolio  securities  at a time when it would not otherwise be desirable to do so.  Nevertheless,  it is not anticipated that the 1940 Act requirements, the terms of any senior securities or the rating agency guidelines will impede the Advisor in managing the Company's portfolio in accordance with the Company's investment objective and policies.

     The premise  underlying the use of leverage is that the costs of leveraging generally will be based on short-term  rates,  which normally will be lower than the return (including the potential for capital  appreciation)  that the Company can  earn on the  longer-term  portfolio  investments  that it  makes  with  the proceeds  obtained through the leverage.  Thus, the  stockholders  would benefit from an incremental return.  However, if the differential  between the return on the  Company's  investments  and  the  cost of  leverage  were  to  narrow,  the incremental  benefit  would be reduced  and could be  eliminated  or even become negative.  Accordingly,  the costs of leveraging  may exceed the return from the portfolio  securities  purchased with the leveraged capital,  which could reduce the net asset value of the Common Shares.  Furthermore, if long-term rates rise, the net asset value of the  Company's  Common  Shares will reflect the resulting decline in the value of a larger  aggregate  amount of portfolio assets than the
Company would hold if it had not leveraged. Thus, leveraging exaggerates changes in the value of and in the yield on the Company's portfolio.  This, in turn, may result in greater volatility of both the net asset value and the market price of the Common Shares.

     To the extent the income or capital  appreciation  derived from  securities purchased  with funds received from leverage  exceeds the cost of leverage,  the
Company's return will be greater than if leverage had not been used. Conversely, if the income or capital  appreciation  from the securities  purchased with such funds is not sufficient to cover the cost of leverage, the Company's return will be less than if leverage had not been used,  and therefore the amount  available for distribution to stockholders as distributions will be reduced.

     Hedging  Strategy  Risk.  The Company may in the future use  interest  rate transactions  for hedging  purposes  only,  in an attempt to reduce the interest rate risk arising from the Company's leveraged capital structure.  Interest rate transactions  that the  Company  may use for  hedging  purposes  will expose the
Company  to  certain  risks  that  differ  from the  risks  associated  with its portfolio  holdings.  There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar  techniques,  the costs of which can be significant,  particularly when long-term interest rates are substantially above
short-term   rates.  In  addition,   the  Company's  success  in  using  hedging
instruments is subject to the Advisor's  ability to predict correctly changes in the  relationships of such hedging  instruments to the Company's  leverage risk, and there can be no assurance  that the Advisor's  judgment in this respect will be accurate.  Consequently,  the use of hedging  transactions  might result in a poorer overall  performance  for the Company,  whether or not adjusted for risk, than if the Company had not engaged in such transactions.

     Depending on the state of interest  rates in general,  the Company's use of interest rate transactions could enhance or decrease DCF available to holders of
Common Shares.  To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline,  and could result in a decline in the net asset value of the Common Shares.  In addition,  if the  counterparty  to an interest  rate swap or cap  defaults,  the Company  would not be able to use the anticipated  net  receipts  under the  interest  rate swap or cap to offset  the
Company's cost of financial leverage.

     Restricted  Securities  Risk. The Company may invest up to 50% of its total assets in  restricted  securities.  Restricted  securities  are less liquid than securities  traded in the open  market  because  of  statutory  and  contractual restrictions on resale. Such securities are,  therefore,  unlike securities that are traded in the open market,  which can be expected to be sold  immediately if the market is  adequate.  As  discussed  further  below,  this lack of liquidity creates  special  risks for the Company.  However,  the Company  could sell such securities  in  privately  negotiated  transactions  with a  limited  number  of purchasers  or in  public  offerings  under  the  Securities  Act of  1933.  MLP convertible  subordinated  units also convert into publicly  traded common units upon the passage of time and/or satisfaction of certain financial tests.

     Restricted securities are subject to statutory and contractual restrictions on their public  resale,  which may make it more  difficult  to value them,  may limit the  Company's  ability  to  dispose  of them and may lower the amount the
Company  could  realize  upon  their  sale.  To enable  the  Company to sell its holdings of a restricted security not registered under the 1933 Act, the Company may have to cause those securities to be registered. The expenses of registering restricted  securities  may be  negotiated by the Company with the issuer at

                                       24

the time the  Company  buys  the  securities.  When  the  Company  must  arrange registration  because the Company  wishes to sell the security,  a  considerable period may elapse between the time the decision is made to sell the security and the time the  security  is  registered  so that the  Company  could sell it. The
Company  would bear the risks of any  downward  price  fluctuation  during  that period.

     Liquidity Risk.  Although common units of MLPs trade on the NYSE, AMEX, and the NASDAQ  National  Market,  certain MLP securities may trade less  frequently than those of larger  companies  due to their  smaller  capitalizations.  In the event certain MLP securities  experience limited trading volumes,  the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more  difficult for the Company to buy and sell  significant  amounts of such securities  without an  unfavorable  impact on prevailing  market  prices.  As a result,  these  securities may be difficult to dispose of at a fair price at the times when the Company  believes it is desirable to do so. These  securities are also more difficult to value, and the Advisor's  judgment as to value will often be given greater weight than market quotations,  if any exist. Investment of the
Company's  capital  in  securities  that are less  actively  traded or over time experience  decreased  trading volume may restrict the Company's ability to take advantage of other market opportunities.

     Valuation  Risk.  Market  prices  generally  will not be available  for MLP convertible  subordinated  units,  or securities of private  companies,  and the value of such investments will ordinarily be determined based on fair valuations determined  by the  Advisor  pursuant  to  procedures  adopted  by the  Board of
Directors.  Similarly,  direct  placements of common units will be based on fair value  determinations  because of their restricted nature;  however, the Advisor expects  that such values will be based on a discount  from  publicly  available market  prices.  Restrictions  on resale or the  absence  of a liquid  secondary market may  adversely  affect the  ability of the Company to  determine  its net asset value. The sale price of securities that are not readily marketable may be lower or higher  than the  Company's  most  recent  determination  of their fair value.  Additionally,  the value of these  securities  typically  requires  more reliance on the judgment of the Advisor than that  required for  securities  for which there is an active trading market.  Due to the difficulty in valuing these securities and the absence of an active  trading  market for these  investments, the Company may not be able to realize these securities' true value, or may have to delay their sale in order to do so. In  addition,  the  Company  will rely to some extent on information provided by MLPs to estimate taxable income allocable to MLP  units  held by the  Company  and to  estimate  associated  deferred  tax liability. See "Net Asset Value."

     Effects of Terrorism. The U.S. securities markets are subject to disruption as a result of terrorist activities,  such as the terrorist attacks on the World
Trade  Center  on  September  11,  2001;  war,  such as the war in Iraq  and its aftermath;  and other  geopolitical  events.  Such events  have led,  and in the future may lead, to short-term  market volatility and may have long-term effects on the U.S. economy and markets.

     Interest Rate Risk. Generally,  when market interest rates rise, the values of debt securities  decline,  and vice versa.  The Company's  investment in such securities  means that the net asset value and market price of the Common Shares will tend to decline if market interest rates rise.  During periods of declining interest  rates,  the issuer of a  security  may  exercise  its option to prepay principal  earlier  than  scheduled,  forcing  the  Company to reinvest in lower yielding  securities.  This is known as call or  prepayment  risk.  Lower  grade securities frequently have call features that allow the issuer to repurchase the security  prior to its  stated  maturity.  An issuer  may  redeem a lower  grade obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

     Below  Investment  Grade  Securities  Risk.  Investing  in lower grade debt instruments involves additional risks than investment grade securities.  Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could adversely affect the ability of highly  leveraged  issuers to service their  obligations  or to repay their  obligations upon maturity.  Similarly,  downturns in profitability in the energy  infrastructure  industry  could  adversely  affect the  ability of below investment grade issuers in that industry to meet their obligations.  The market values of lower quality  securities tend to reflect  individual  developments of the issuer to a greater  extent than do higher quality  securities,  which react primarily to fluctuations in the general level of interest rates.

     The secondary  market for below  investment  grade securities may not be as liquid as the secondary market for more highly rated securities. There are fewer dealers in the market for below  investment  grade  securities  than  investment
grade   obligations.   The  prices   quoted  by   different   dealers  may  vary
significantly,  and the spread between the bid and asked price is generally much larger than for higher  quality  instruments.  Under adverse  market or economic conditions,  the secondary  market for below  investment  grade securities could contract further, independent of any specific adverse change in the condition of a particular issuer, and these instruments may become illiquid. As a result, the
Company could find it more difficult to sell these  securities or may be able to sell the  securities  only at prices lower than if such  securities  were widely traded. Prices realized upon the sale of such lower-rated or unrated securities, under these  circumstances,  may be less than the prices used in calculating the
Company's net asset value.

                                       25

     Because  investors   generally   perceive  that  there  are  greater  risks
associated  with lower  quality  securities of the type in which the Company may invest a portion of its  assets,  the yields and prices of such  securities  may tend to  fluctuate  more than those for higher  rated  securities.  In the lower quality  segments  of the debt  securities  market,  changes in  perceptions  of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

     Factors  having an adverse  impact on the market value of below  investment grade securities may have an adverse effect on the Company's net asset value and the market  value of its Common  Shares.  In  addition,  the  Company  may incur additional expenses to the extent it is required to seek recovery upon a default in payment of  principal  or  interest  on its  portfolio  holdings.  In certain circumstances,  the Company may be required to foreclose  on an issuer's  assets and take possession of its property or operations.  In such  circumstances,  the
Company would incur  additional  costs in disposing of such assets and potential liabilities from operating any business acquired.

     Nondiversification. The Company is a non-diversified, closed-end management investment  company  under the 1940 Act and will not be treated  as a  regulated investment  company under the Internal Revenue Code.  Accordingly,  there are no regulatory  limits under the 1940 Act or the Internal Revenue Code on the number or size of securities held by the Company.  There are  approximately  fifty-five
(55) companies presently organized as MLPs, the majority of which operate in the energy infrastructure sector. The Company intends to select MLP investments from this small pool of issuers.  The Company will be able to invest up to 15% of the value of its total assets  (including assets obtained or expected to be obtained through  leverage) in the  securities  of any single  issuer.  To the extent the
Company  invests close to 15% of the value of its total assets in the securities of a single  issuer,  or a  relatively  high  percentage  of its  assets  in the securities of a limited number of issuers,  the Company may be more  susceptible than a more widely  diversified  investment  company to  economic,  political or regulatory  occurrences  that affect only one or a few issuers.  The Company may invest in non-MLP securities to a lesser degree,  consistent with its investment objective and policies.

     Anti-Takeover   Provisions.   The  Company's  Charter  and  Bylaws  include
provisions  that could delay,  defer or prevent  other  entities or persons from acquiring control of the Company,  causing it to engage in certain  transactions or modifying its structure.  These provisions may be regarded as "anti-takeover"
provisions.  Such  provisions  could limit the ability of  stockholders  to sell their shares at a premium over the then-current  market prices by discouraging a third  party  from  seeking  to obtain  control  of the  Company.  See  "Certain
Provisions in the Company's Charter and Bylaws."

     Market Discount Risk. Shares of closed-end  management investment companies
frequently  trade  at  prices  lower  than  their  net  asset  value.   This  is
characteristic of shares of closed-end  management investment companies and is a risk  separate and distinct from the risk that the Company's net asset value may decrease as a result of investment activities. Although this risk applies to all investors, it may be greater for initial investors who seek to sell their shares within a  relatively  short  period  after  completion  of the public  offering.
Accordingly,  the Company is designed  primarily  for  long-term  investors  and should not be considered a vehicle for trading purposes.

     Whether  stockholders  will  realize  a gain or loss  upon  the sale of the
Company's  Common Shares  depends upon whether the market value of the shares at the time of sale is above or below the price the stockholder  paid,  taking into account transaction costs for the shares, and is not directly dependent upon the
Company's  net asset  value.  Because the market value of the  Company's  Common
Shares will be determined by factors such as the relative  demand for and supply of the shares in the market,  general market conditions and other factors beyond the control of the Company, the Company cannot predict whether its Common Shares will trade at,  below or above net asset  value,  or below or above the  initial offering price for the Common Shares.

                            MANAGEMENT OF THE COMPANY

Directors and Officers

     The business and affairs of the Company are managed  under the direction of the Board of Directors.  Accordingly,  the Company's Board of Directors provides broad supervision over the affairs of the Company,  including supervision of the duties performed by the Advisor. The officers of the Company are responsible for the Company's  day-to-day  operations.  The names, ages and addresses of each of the  directors  and  officers  of the  Company,  together  with their  principal occupations  and other  affiliations  during the past five years,  are set forth below.  Each  director and officer will hold office until his  successor is duly elected and qualified,  or until he resigns or is removed in the manner provided by law. Unless otherwise indicated,  the address of each director and officer is
10801 Mastin  Boulevard,  Overland Park, Kansas 66210. The Board of Directors of
the Company  consists of a majority of directors who are not interested  persons
(as defined in the 1940 Act) of the Advisor or its affiliates.

                              POSITION(S) HELD                                         NUMBER OF
                                WITH COMPANY,                   PRINCIPAL            PORTFOLIOS IN               OTHER BOARD
                             TERM OF OFFICE AND                 OCCUPATION           FUND COMPLEX                 POSITIONS
                                 LENGTH OF                        DURING              OVERSEEN BY                  HELD BY
       NAME AND AGE             TIME SERVED                  PAST FIVE YEARS           DIRECTOR                   DIRECTOR

Independent Directors
Conrad S. Ciccotello, 44      Director since 2005        Associate Professor of            3                 Tortoise Energy
                                                         Risk Management and                                 Infrastructure
                                                         Insurance, Robinson                                 Corporation
                                                         College of Business,                                (closed-end investment
                                                         Georgia State                                       company); and Tortoise
                                                         University; Director of                             North American Energy
                                                         Graduate Personal                                   Corporation
                                                         Financial Planning (PFP)                            (closed-end investment
                                                         Programs; Editor,                                   company)¹
                                                         "Financial Services
                                                         Review," (an academic
                                                         journal dedicated to the
                                                         study of individual
                                                         financial management);
                                                         formerly, faculty
                                                         member, Pennsylvania
                                                         State University.

                                       27

                             POSITION(S) HELD                                         NUMBER OF
                                WITH COMPANY,                   PRINCIPAL            PORTFOLIOS IN               OTHER BOARD
                             TERM OF OFFICE AND                 OCCUPATION           FUND COMPLEX                 POSITIONS
                                 LENGTH OF                        DURING              OVERSEEN BY                  HELD BY
       NAME AND AGE             TIME SERVED                  PAST FIVE YEARS           DIRECTOR                   DIRECTOR
John R. Graham, 59            Director since 2005        Executive-in-Residence            3                 Erie Indemnity
                                                         and Professor of                                    Company; Erie Family
                                                         Finance, College of                                 Life Insurance
                                                         Business Administration,                            Company; Kansas State
                                                         Kansas State University                             Bank; Tortoise Energy
                                                         (has served as a                                    Infrastructure
                                                         professor or adjunct                                Corporation
                                                         professor since 1970);                              (closed-end investment
                                                         Chairman of the Board,                              company); and Tortoise
                                                         President and CEO,                                  North American Energy
                                                         Graham Capital                                      Corporation
                                                         Management, Inc. and                                (closed-end investment
                                                         Owner of Graham                                     company)¹
                                                         Ventures; formerly, CEO,
                                                         Kansas Farm Bureau
                                                         Financial Services,
                                                         including seven
                                                         affiliated insurance of
                                                         financial service
                                                         companies (1979-2000).

Charles E. Heath, 62          Director since 2005        Retired in 1999.                  3                 Tortoise Energy
                                                         Formerly, Chief                                     Infrastructure
                                                         Investment Officer,                                 Corporation
                                                         General Electric's                                  (closed-end investment
                                                         Employers Reinsurance                               company); and Tortoise
                                                         Corporation                                         North American Energy
                                                         (1989-1999).  CFA since                             Corporation
                                                         1974.                                               (closed-end investment
                                                                                                             company)¹

Interested Directors and Officers²
H. Kevin Birzer, 45          Director and Chairman of    Partner/Senior Analyst,           3                  Tortoise Energy
                             the Board since 2005        Fountain Capital                                    Infrastructure
                                                         (1990-present); Managing                            Corporation
                                                         Director of the Advisor;                            (closed-end investment
                                                         formerly, Vice                                      company); and Tortoise
                                                         President, F. Martin                                North American Energy
                                                         Koenig & Co.                                        Corporation
                                                         (1983-1986); Vice                                   (closed-end investment
                                                         President, Corporate                                company)²
                                                         Finance Department,
                                                         Drexel Burnham Lambert
                                                         (1986-1989).

                                       28

                             POSITION(S) HELD                                         NUMBER OF
                                WITH COMPANY,                   PRINCIPAL            PORTFOLIOS IN               OTHER BOARD
                             TERM OF OFFICE AND                 OCCUPATION           FUND COMPLEX                 POSITIONS
                                 LENGTH OF                        DURING              OVERSEEN BY                  HELD BY
       NAME AND AGE             TIME SERVED                  PAST FIVE YEARS           DIRECTOR                   DIRECTOR
Terry C. Matlack, 49         Director, Treasurer and     Managing Director, KCEP           3                 Trendstar Investments
                             Chief Financial Officer     (2001-present); Managing                            (open-end small
                             since 2005                  Director of the Advisor;                            capital investment
                                                         formerly, President,                                fund); Tortoise Energy
                                                         GreenStreet Capital                                 Infrastructure
                                                         (1998-2001).                                        Corporation
                                                                                                             (closed-end investment
                                                                                                             company); and North
                                                                                                             American Energy
                                                                                                             Corporation
                                                                                                             (closed-end investment
                                                                                                             company)

David J. Schulte, 43         President and Chief         Managing Director, KCEP           3                 None
                             Executive Officer since     (1993-present); Managing
                             2005                        Director of the
                                                         Advisor.  CFA since
                                                         1992; Member, Corporate
                                                         Governance Task Force of
                                                         CFA Institute.

Zachary A. Hamel, 38         Secretary since 2005        Partner/Senior Analyst            3                 None
                                                         with Fountain Capital
                                                         (1997-present); Managing
                                                         Director of the Advisor.

Kenneth P. Malvey, 39        Assistant Treasurer since   Partner/Senior Analyst,           3                 None
                             2005                        Fountain Capital
                                                         Management
                                                         (2002-present); Managing
                                                         Director of the
                                                         Advisor.  Formerly,
                                                         Investment Risk Manager
                                                         and member of the Global
                                                         Office of Investments,
                                                         GE Capital's Employers
                                                         Reinsurance Corporation
                                                         (1996-2002).

     ¹The  Advisor  also  serves  as  investment   advisor  to  Tortoise  Energy
Infrastructure Corporation and Tortoise North American Energy Corporation.

     ²As a result of their  respective  positions  held with the  Advisor or its
affiliates,   these   individuals,   other  than  [_________],   are  considered
"interested persons" of the Company within the meaning of the 1940 Act.

Investment Advisor

     Pursuant to an Advisory Agreement the Advisor will provide the Company with investment  research  and advice and  furnish  the  Company  with an  investment program consistent with the Company's investment objective and policies, subject to the  supervision  of

                                       29

the Board.  The  Advisor  will  determine  which  portfolio  securities  will be purchased or sold, arrange for the placing of orders for the purchase or sale of portfolio securities,  select brokers or dealers to place those orders, maintain books and records  with respect to the  Company's  securities  transactions  and report to the Board on the Company's investments and performance.

     The Advisor is located at 10801 Mastin Boulevard, Suite 222, Overland Park,
Kansas 66210. The Advisor  specializes in managing  portfolios of MLPs and other infrastructure  companies.  The  Advisor  was formed in October  2002 to provide portfolio  management  services to  institutional  and high net worth  investors seeking professional  management of their MLP investments.  The Advisor has been managing  investments  in portfolios  of MLPs since that time.  The Advisor also manages TYG, which began operations in February 2004. TYG, whose shares trade on the New York Stock Exchange under the symbol "TYG",  is also a  non-diversified, closed-end  management investment company that was created to invest principally in MLPs in the energy  infrastructure  sector.  As of February 28, 2005, TYG had total assets of approximately $620 million. The Advisor is controlled equally by
Fountain   Capital  and  KCEP.  As  of  February  28,  2005,   the  Advisor  had
approximately  $760 million of client  assets under  management,  including  the assets  of  TYG.  The  Advisor's  investment  committee  is  comprised  of  five experienced  portfolio  managers led by David J. Schulte,  CFA.

     Fountain  Capital was formed in 1990 and is focused  primarily on providing investment  advisory  services to institutional  investors with respect to below investment grade debt. Fountain Capital had approximately $2.5 billion of client assets under  management as of February 28, 2005, of which  approximately  $____
million  were in energy  industry  investments.  KCEP was  formed in 1993 and is focused  solely on managing two private  equity  funds,  which have had combined committed capital of $110 million.  KCEP focuses on private equity  investments, including  investments in two energy  infrastructure MLPs. The Advisor relies on the  officers,  employees,  and  resources  of certain  affiliated  entities for certain  functions.  Three (of the five) members of the investment  committee of the Advisor are affiliates of, but not employees of, the Advisor. Each member of the investment committee has other significant  responsibilities with affiliated entities. The affiliated entities conduct businesses and activities of their own in which the Advisor  has no economic  interest.  If these  separate  activities become  significantly  greater  than the  Advisor's  activities,  there could be material competition for the efforts of key personnel.

     The  investment   management  of  the  Company's   portfolio  will  be  the
responsibility of a team of portfolio  managers  consisting of David J. Schulte,
H. Kevin Birzer,  Zachary A. Hamel, Kenneth P. Malvey, and Terry C. Matlack, all
of whom are  Manager's  of the  advisor and will share  responsibility  for such investment  management.  It is the policy of the investment committee,  that any one member can  require  the  Advisor to sell a security  and any one member can veto the committee's decision to invest in a security.

          David J.  Schulte.  Mr.  Schulte  has been a Managing  Director of the
     Advisor since 2002 and is also a Managing Director of KCEP. While a partner at  KCEP,  he led  private  financing  for two  growth  MLPs in the  energy infrastructure  sector.  Since  February,  2004,  Mr.  Schulte  has been an employee of the  Advisor.  Prior to joining KCEP in 1993,  Mr.  Schulte had over five years of  experience  completing  acquisition  and public  equity financings as an investment banker at the predecessor of Oppenheimer & Co.,
     Inc. From 1986 to 1989, he was a securities law attorney. Mr. Schulte holds a  Bachelor  of  Science  degree  in  Business  Administration  from  Drake
     University  and a Juris  Doctorate  degree from the  University of Iowa. He earned  his CFA  designation  in  1992,  and is a member  of the  Corporate
     Governance Task Force of the CFA Institute.

          H.  Kevin  Birzer.  Mr.  Birzer has been a  Managing  Director  of the
     Advisor  since 2002 and is also a Partner/  Senior  Analyst  with  Fountain
     Capital.  Mr.  Birzer is also a director  of TYG.  Mr.  Birzer,  who joined
     Fountain Capital in 1990, has 22 years of investment  experience  including
     19 in high-yield securities. Mr. Birzer began his career with Peat Marwick.
     His subsequent  experience includes three years working as a Vice President for F. Martin Koenig & Co., focusing on equity and option investments,  and three years at Drexel Burnham Lambert, where he was a Vice President in the
     Corporate  Finance  Department.  Mr.  Birzer  graduated  with a Bachelor of
     Business  Administration degree from the University of Notre Dame and holds a Master of Business  Administration  degree from New York  University.  He earned his CFA designation in 1988.

          Zachary  A.  Hamel.  Mr.  Hamel has been a  Managing  Director  of the
     Advisor  since 2002 and is also a Partner/  Senior  Analyst  with  Fountain
     Capital.  Mr.  Hamel joined  Fountain  Capital in 1997.  He covers  energy, chemicals and utilities.  Prior to joining  Fountain,  Mr. Hamel worked for the  Federal  Deposit  Insurance  Corporation  for  eight  years  as a Bank
     Examiner and a Regional  Capital  Markets  Specialist.  Mr. Hamel graduated from  Kansas  State  University  with a Bachelor  of  Science  in  Business
     Administration.  He also attained a Master in Business  Administration from the University of Kansas School of Business.  He earned his CFA designation in 1998.

          Kenneth P.  Malvey.  Mr.  Malvey has been a Managing  Director  of the
     Advisor  since 2002 and is also a Partner/  Senior  Analyst  with  Fountain
     Capital.  Prior to joining  Fountain Capital in 2002, Mr. Malvey was one of three  members  of the  Global  Office  of

                                       30

     Investments  for  GE  Capital's  Employers  Reinsurance  Corporation.  Most
     recently he was the Global  Investment  Risk  Manager  for a  portfolio  of approximately  $24 billion of  fixed-income,  public equity and alternative investment  assets.  Prior to joining GE Capital in 1996,  Mr. Malvey was a
     Bank Examiner and Regional  Capital  Markets  Specialist  with the FDIC for nine years.  Mr.  Malvey  graduated  with a Bachelor  of Science  degree in
     Finance from Winona State University,  Winona, Minnesota. He earned his CFA designation in 1996.

          Terry C.  Matlack.  Mr.  Matlack  has been a Managing  Director of the
     Advisor since 2002 and is also a Managing  Director of KCEP. Mr. Matlack is also a director  of TYG.  Prior to joining  KCEP in 2001,  Mr.  Matlack was
     President   of   GreenStreet    Capital   and   its   affiliates   in   the
     telecommunications  service industry.  Prior to 1995, he was Executive Vice
     President  and a member of the board of directors of W. K.  Communications,
     Inc., a cable television  acquisition  company, and Chief Operating Officer of W. K.  Cellular,  a cellular  rural service area  operator.  He also has served as a specialist in corporate  finance with George K. Baum & Company, and as Executive  Vice President of Corporate  Finance at B.C.  Christopher
     Securities  Company.  Mr.  Matlack  graduated with a Bachelor of Science in
     Business Administration from Kansas State University and holds a Masters of
     Business  Administration  and a Juris  Doctorate  from  the  University  of
     Kansas. He earned his CFA designation in 1985.

          The   statement  of   additional   information   provides   additional
     information  about the  compensation  of, the other accounts managed by and the  ownership  of  securities  of the  Company  by,  the  above  portfolio managers.

Compensation and Expenses

     Under  the  Advisory  Agreement,  the  Company  will  pay  to  the  Advisor quarterly,  as compensation  for the services  rendered by it, a fee equal on an annual basis to 0.95% of the Company's  average monthly Managed Assets.  Because the fee to be paid to the Advisor is  determined  on the basis of the  Company's
Managed Assets,  the Advisor's  interest in determining  whether to leverage the
Company may conflict with the interests of the stockholders of the Company.  The
Company's  average  monthly  Managed  Assets are  determined  for the purpose of
calculating   the   management   fee  by  taking  the  average  of  the  monthly
determinations of Managed Assets during a given calendar  quarter.  The fees are payable  for each  calendar  quarter  within  five  days  after  the end of that quarter.  See "Summary of Company Expenses." A discussion regarding the basis of the Board of Directors' decision to approve any investment advisory agreement of the Company  will be  available in the  Company's  first  annual or  semi-annual report to stockholders, as applicable.

     The Company will bear all expenses not specifically  assumed by the Advisor incurred in the Company's  operations and will bear the expenses  related to the offering of the Common Shares.  Expenses borne by the Company will include,  but are not limited to, the following:  (1) expenses of maintaining  the Company and continuing its existence and related overhead, including, to the extent services are  provided by personnel  of the Advisor or its  affiliates,  office space and facilities and personnel  compensation,  training and benefits, (2) registration of the Company  under the 1940 Act,  (3)  commissions,  spreads,  fees and other expenses  connected with the acquisition,  holding and disposition of securities and other  investments  including  placement and similar fees in connection with direct  placements  entered  into  on  behalf  of  the  Company,  (4)  auditing, accounting and legal expenses,  (5) taxes and interest,  (6) governmental  fees,
(7)  expenses  of  listing  shares of the  Company  with a stock  exchange,  and expenses of issue, sale,  repurchase and redemption (if any) of interests in the
Company,  including  expenses  of  conducting  tender  offers for the purpose of repurchasing  Common  Shares,  (8) expenses of  registering  and  qualifying the
Company and its shares under federal and state  securities laws and of preparing and  filing  registration  statements  and  amendments  for such  purposes,  (9)
expenses of reports and notices to stockholders  and of meetings of stockholders and proxy  solicitations  therefor,  (10)  expenses  of reports to  governmental officers and commissions,  (11) insurance expenses,  (12) association membership dues, (13) fees,  expenses and disbursements of custodians and subcustodians for all services to the Company (including without limitation  safekeeping of funds, securities and other investments,  keeping of books,  accounts and records,  and determination  of net asset values),  (14) fees,  expenses and  disbursements of transfer  agents,  dividend and interest  paying agents,  stockholder  servicing agents and registrars  for all services to the Company,  (15)  compensation  and expenses  of  directors  of the  Company  who are not  members of the  Advisor's organization,  (16) pricing and valuation services employed by the Company, (17)
all expenses  incurred in connection  with  leveraging  of the Company's  assets through  a line of credit  or other  indebtedness  or  issuing  and  maintaining preferred shares, (18) all expenses incurred in connection with the organization of the Company and the initial public  offering of the Company's  Common Shares, and (19) such non-recurring  items as may arise,  including expenses incurred in connection  with  litigation,  proceedings  and claims and the obligation of the
Company to  indemnify  its  directors,  officers and  stockholders  with respect thereto.

                                       31

                                  DISTRIBUTIONS

Distribution Policy

     The Company intends to pay out  substantially  all of its DCF to holders of
Common Shares through quarterly distributions. DCF is the amount received by the
Company as cash or paid-in-kind  distributions from MLPs or their affiliates and interest payments received on debt securities owned by the Company, less current or anticipated operating expenses, current income taxes, and leverage costs paid by the  Company.  The  Board  of  Directors  has  adopted  a  policy  to  target distributions  to common  stockholders in an amount of at least 95% of DCF on an annual  basis.  It  is  expected  that  the  Company  will  declare  and  pay  a distribution  to  holders  of Common  Shares  no later  than the  quarter  ended
____________,  2005 and each fiscal  quarter  thereafter.  All realized  capital gains, if any, net of applicable taxes, will be retained by the Company.  Unless a stockholder elects to receive distributions in cash, the distributions will be used to purchase  additional  Common  Shares of the  Company.  The tax status of distributions  is the same whether they are  reinvested in shares of the Company or received in cash. See "Automatic Dividend Reinvestment Plan."

     The yield on Common Shares will likely vary from period to period depending on factors including market conditions,  the timing of the Company's investments in portfolio  securities,  the securities  comprising  the Company's  portfolio, changes  in  interest  rates  (including  changes  in the  relationship  between short-term  rates and  long-term  rates),  the  amount  and timing of the use of borrowings  and other  leverage by the  Company,  the effects of leverage on the
Common Shares (discussed above under  "Leverage"),  the timing of the investment of offering  proceeds and  leverage  proceeds in  portfolio  securities  and the
Company's  net assets and its  operating  expenses.  Consequently,  the  Company cannot  guarantee any particular  yield on its Common Shares,  and the yield for any given period is not an indication or  representation of future yields on the
Common Shares.

Automatic Dividend Reinvestment Plan

     If a stockholder's  shares are registered directly with the Company or with
a  brokerage  firm  that  participates  in  the  Company's   Automatic  Dividend
Reinvestment Plan ("Plan"),  all distributions are automatically  reinvested for
stockholders  by  the  Plan  Agent,   Computershare   Investors  Services,   LLC
("Computershare"),  in  additional  Common  Shares  of  the  Company  (unless  a stockholder in ineligible or elects  otherwise).  Stockholders  who elect not to participate in the Plan will receive all  distributions  payable in cash paid by check mailed  directly to the  stockholder of record (or, if the shares are held in street or other nominee  name,  then to such  nominee) by  Computershare,  as dividend  paying agent.  Such  stockholders  may elect not to participate in the
Plan and to receive all distributions in cash by sending written instructions to
Computershare,  as  dividend  paying  agent,  at the  address  set forth  below.
Participation  in the Plan is  completely  voluntary  and may be  terminated  or resumed  at any time  without  penalty  by giving  notice in writing to the Plan
Agent;  such  termination  will  be  effective  with  respect  to  a  particular distribution if notice is received prior to such record date.

     Whenever the Company declares a distribution payable either in shares or in cash,  non-participants  in the Plan will receive cash, and  participants in the
Plan will receive the  equivalent in Common  Shares.  The shares are acquired by the Plan Agent for the participant's  account,  depending upon the circumstances described below, either (i) through receipt of additional Common Shares from the
Company  ("Additional  Common Shares") or (ii) by purchase of outstanding Common
Shares on the open market  ("open-market  purchases")  on the NYSE or elsewhere.
If, on the payment  date,  the net asset value per share of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions (such condition being referred to herein as "market  premium"),  the
Plan Agent will  receive  Additional  Common  Shares  from the  Company for each participant's  account. The number of Additional Common Shares to be credited to the  participant's  account will be  determined by dividing the dollar amount of the  dividend  or  distribution  by the  greater of (i) the net asset  value per
Common  Share on the payment  date,  or (ii) 95% of the market  price per Common
Share on the payment date.

     If, on the payment  date,  the net asset value per Common Share exceeds the market price plus estimated brokerage commissions (such condition being referred to herein as "market discount"),  the Plan Agent has until the last business day before the next date on which the shares trade on an  "ex-dividend"  basis or in no event more than 90 days after the  payment  date  ("last  purchase  date") to invest the distribution amount in shares acquired in open-market  purchases.  It is contemplated  that the Company will declare and pay quarterly  distributions.
Therefore,  the period during which open-market purchases can be made will exist only from the payment date on the distribution  through the date before the next ex-dividend date. The weighted average price (including  brokerage  commissions)
of all Common Shares purchased by the Plan Agent as Plan Agent will be the price per Common Share  allocable to each  participant.  If, before the Plan Agent has completed its open-market purchases,  the market price of a Common Share exceeds the net asset value per share,  the average per share purchase price paid by the
Plan Agent may exceed the net asset value of the Company's shares,  resulting in the  acquisition  of fewer  shares  than if the  distribution  had been  paid in
Additional  Common  Shares  on  the  payment  date.

                                       32

Because of the foregoing difficulty with respect to open-market  purchases,  the
Plan  provides  that if the Plan  Agent is unable to  invest  the full  dividend amount in  open-market  purchases  during the  purchase  period or if the market discount shifts to a market premium during the purchase  period,  the Plan Agent will cease making  open-market  purchases and will invest the uninvested portion of the distribution  amount in Additional Common Shares at the close of business on the last purchase date.

     The  Plan  Agent  maintains  all  stockholders'  accounts  in the  Plan and furnishes  written  confirmation of each acquisition made for the  participant's account  as soon as  practicable,  but in no event  later than 60 days after the date thereof. Shares in the account of each Plan participant will be held by the
Plan  Agent in  non-certificated  form in the Plan  Agent's  name or that of its nominee,  and each  stockholder's  proxy will include those shares  purchased or
received   pursuant  to  the  Plan.  The  Plan  Agent  will  forward  all  proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the  participants  then with  respect to any  proxies  not  returned  by such  participant,  in the same proportion as the Plan Agent votes the proxies returned by the participants.

     There will be no brokerage  charges with respect to shares issued  directly by the Company as a result of distributions payable either in shares or in cash.
However,  each  participant  will pay a pro rata share of brokerage  commissions incurred  with respect to the Plan Agent's  open-market  purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan
Agent sell part or all of his or her Common Shares and remit the proceeds,  such participant  will be charged his or her pro rata share of brokerage  commissions on the shares sold.

     The automatic  reinvestment of distributions will not relieve  participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See "Tax Matters."

     Stockholders  participating  in the Plan may receive benefits not available to  stockholders  not  participating  in the  Plan.  If the  market  price  plus commissions of the Company's shares of common stock is higher than the net asset value,  participants in the Plan will receive shares of common stock the Company at less than they could otherwise purchase such shares and will have shares with a cash value  greater  than the value of any cash  distribution  they would have received on their shares.  If the market price plus commissions is below the net asset value,  participants will receive  distributions of shares of common stock with a net asset  value  greater  than the value of any cash  distribution  they would have received on their shares.  However,  there may be insufficient shares available in the market to make  distributions in shares at prices below the net asset value.  Also, because the Company does not redeem its shares, the price on resale may be more or less than the net asset  value.  See "Tax  Matters"  for a discussion of tax consequences of the Plan.

     Experience  under  the  Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Company reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors such a change is warranted.  The Plan may be terminated by the Plan Agent or the Company upon notice in writing  mailed to each  participant  at  least  60  days  prior  to  the  effective  date  of  the termination.  Upon any  termination,  the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the
Plan and cash  adjustment for any fraction of a Common Share at the then current market value of the Common Shares to be delivered to him or her. If preferred, a participant  may request  the sale of all of the Common  Shares held by the Plan
Agent in his or her Plan  account  in order to  terminate  participation  in the
Plan. If such participant elects in advance of such termination to have the Plan
Agent sell part or all of his or her  shares,  the Plan Agent is  authorized  to deduct from the proceeds a $15.00 fee plus the  brokerage  commissions  incurred for the transaction. If a participant has terminated his or her participation in the Plan but continues to have Common  Shares  registered in his or her name, he or she may  re-enroll  in the Plan at any time by  notifying  the Plan  Agent in writing  at the  address  below.  The  terms and  conditions  of the Plan may be amended by the Plan Agent or the Company at any time,  except when  necessary or appropriate  to  comply  with  applicable  law or the rules or  policies  of the
Commission  or  any  other  regulatory  authority,   only  by  mailing  to  each
participant  appropriate  written notice at least 30 days prior to the effective date thereof.  The amendment shall be deemed to be accepted by each  participant unless,  prior to the effective date thereof,  the Plan Agent receives notice of the termination of the participant's  account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent,  subject to the prior written approval of the successor Plan Agent by the Company.

     All correspondence  concerning the Plan should be directed to Computershare at Two North LaSalle Street, Chicago, Illinois 60602.

                          CLOSED-END COMPANY STRUCTURE

     The Company is a newly organized,  non-diversified,  closed-end  management investment  company  (commonly  referred to as a  closed-end  fund).  Closed-end companies  differ from open-end  companies  (which are generally  referred to as mutual  funds) in that  closed-end  companies  generally  list their  shares for trading on a stock exchange and do not redeem their shares at the request of the

                                       33

stockholder.  This  means  that if a  stockholder  wishes  to sell  shares  of a closed-end company, he or she must trade them on the market like any other stock at  the  prevailing  market  price  at  that  time.  In a  mutual  fund,  if the stockholder wishes to sell shares of the company, the mutual fund will redeem or buy back the shares at net asset value.  Also,  mutual funds generally offer new shares  on a  continuous  basis  to  new  investors,  and  closed-end  companies generally do not. The continuous inflows and outflows of assets in a mutual fund can make it  difficult  to manage  the  company's  investments.  By  comparison, closed-end  companies  are  generally  able  to  stay  more  fully  invested  in securities  that are consistent with their  investment  objectives and also have greater  flexibility  to make certain  types of  investments  and to use certain investment  strategies,  such as financial  leverage and investments in illiquid securities.

     Shares of closed-end  companies frequently trade at a discount to their net asset value. This characteristic of shares of closed-end  management  investment companies is a risk  separate and distinct  from the risk that the Company's net asset value may decrease as a result of investment activities. To the extent the
Common Shares do trade at a discount,  the Company's Board of Directors may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to stockholders of the increase in the net asset value per share  resulting from such  purchases  against the decrease in the assets of the
Company and potential increase in the expense ratio of expenses to assets of the
Company.  The Board of  Directors  believes  that in addition to the  beneficial effects  described  above, any such purchases or tender offers may result in the temporary  narrowing of any discount but will not have any  long-term  effect on the level of any discount. There is no guarantee or assurance that the Company's
Board of Directors will decide to engage in any of these actions.  There is also no guarantee or assurance that such actions, if undertaken,  would result in the shares  trading  at a price  equal  or  close  to net  asset  value  per  share.
Conversion of the Company to an open-end  mutual fund is extremely  unlikely and would require an amendment to the Company's Charter.

     Whether  stockholders  will  realize  a gain or loss  upon  the sale of the
Company's  Common Shares will depend upon whether the market value of the shares at the  time of sale is  above  or below  the  investor's  current  basis in the shares.  Because  the  market  value  of the  Company's  Common  Shares  will be determined  by factors such as the relative  demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Company, the Company cannot predict whether its Common Shares will trade at, below or above net asset value, or below or above the initial offering price for the Common Shares.

                                   TAX MATTERS

     The following is a general  summary of certain  federal tax  considerations affecting the Company and its stockholders.  This discussion does not purport to be complete or to deal with all aspects of federal  income  taxation that may be relevant to stockholders in light of their  particular  circumstances or who are subject to special rules, such as banks,  thrift  institutions and certain other financial  institutions,  real estate investment  trusts,  regulated  investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts and certain  tax-deferred  accounts,  and foreign  investors.  Unless  otherwise noted,  this  discussion  assumes that  stockholders  are U.S.  persons and hold
Common Shares as capital  assets.  More detailed  information  regarding the tax consequences  of  investing  in the Company is in the  statement  of  additional information.

     Company  Federal  Income  Taxation.  The  Company  will  be  treated  as  a corporation for federal and state income tax purposes. Thus, the Company will be obligated to pay federal and state income tax on its taxable income. The Company intends to invest its assets  primarily in MLPs,  which generally are treated as partnerships  for federal  income tax  purposes.  As a partner in the MLPs,  the
Company will have to report its allocable  share of the MLP's taxable  income in computing its taxable  income.  Based upon the Company's  review of the historic results of the type of MLPs in which the Company intends to invest,  the Company expects  that the cash flow  received  by the  Company  with  respect to its MLP investments will exceed the taxable income allocated to the Company. There is no assurance  that the  Company's  expectation  regarding  the tax character of MLP distributions will be realized. If this expectation is not realized,  there will be  greater  tax  expense  borne by the  Company  and  less  cash  available  to distribute to stockholders.  In addition,  the Company will take into account in its  taxable  income  amounts  of  gain or loss  recognized  on the  sale of MLP interests.  Currently,  the  maximum  regular  federal  income  tax  rate  for a corporation  is  35  percent.  The  Company  may  be  subject  to a  20  percent alternative  minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Company's regular income tax.

     The Company will not be treated as a regulated investment company under the
Internal  Revenue  Code.  The Internal  Revenue Code  generally  provides that a regulated  investment  company does not pay an entity level income tax, provided that it  distributes  all or  substantially  all of its  income.  The  regulated investment  company  taxation  rules have no  application  to the  Company or to stockholders of the Company.

                                       34

     Stockholder  Federal Income Taxation.  Unlike a holder of a direct interest in MLPs, a  stockholder  will not include its  allocable  share of the Company's income,  gains,  losses or deductions in computing its own taxable  income.  The
Company  expects to distribute to its common  stockholders  at least 95% of DCF.
The Company's  distribution of its DCF will be treated as a taxable  dividend to the stockholder to the extent of the Company's  current or accumulated  earnings and  profits.  If  the  distribution  exceeds  the  earnings  and  profits,  the distribution  is treated as a return of capital to the stockholder to the extent of the  stockholder's  basis in the Common  Shares,  and then as  capital  gain.
Stockholders  will receive a Form 1099 from the Company  (rather than a Form K-1 from  each  MLP if the  stockholder  invested  directly  in the  MLPs)  and will recognize  dividend  income  only to the  extent  of the  Company's  current  or accumulated earnings and profits.

     Generally,  a  corporation's  earnings and profits are computed  based upon taxable income,  with certain specified  adjustments.  As explained above, based upon the historic  performance  of the MLPs,  the Company  anticipates  that the distributed cash from the MLPs will exceed the Company's share of the MLP income and  the  Company's  gain  on the  sale  of MLP  interests.  Thus,  the  Company anticipates  that only a portion  of  distributions  of DCF will be  treated  as dividend  income to its  stockholders.  To the extent  that  distributions  to a stockholder exceed the Company's earnings and profits, a stockholder's  basis in
Common Shares will be reduced and, if a stockholder  has no further basis in its shares, a stockholder will report any excess as capital gain.

     The Jobs  Growth  and Tax Relief  Reconciliation  Act of 2003  amended  the federal  income tax law generally to reduce the maximum  federal income tax rate of qualifying dividend income to the rate applicable to long-term capital gains, which is generally fifteen percent.  The portion of the Company's  distributions of DCF treated as a dividend for federal  income tax purposes  should be treated as a qualifying  dividend for federal  income tax purposes.  This rate of tax on dividends is currently scheduled to increase back to ordinary income rates after
December 31, 2008.

     If  a  stockholder   participates  in  the  Company's   automatic  dividend
reinvestment   plan,  such   stockholder  will  be  taxed  upon  the  amount  of
distributions  as  if  such  amount  had  been  received  by  the  participating
stockholder  and  the  participating   stockholder  reinvested  such  amount  in
Additional Common Shares.

     Investment by Tax-Exempt  Investors  and  Regulated  Investment  Companies.
Employee benefit plans, other tax-exempt  organizations and regulated investment companies  may want to invest in the Company.  Employee  benefit  plans and most other  organizations  exempt  from  federal  income  tax,  including  individual retirement  accounts and other  retirement  plans, are subject to federal income tax on UBTI.  Because  the  Company  is a  corporation  for  federal  income tax purposes,  an owner of shares will not report on its  federal  income tax return any of the Company's  items of income,  gain, loss and deduction.  Therefore,  a tax-exempt  investor  generally will not have UBTI attributable to its ownership or sale of Common Shares unless its ownership of the shares is debt-financed. In general, a share would be debt-financed if the tax-exempt owner of shares incurs debt to acquire a share or  otherwise  incurs or maintains a debt that would not have been incurred or maintained if that share had not been acquired.

     For federal income tax purposes, a regulated investment company, or "mutual fund," is  required  to derive 90% or more of its gross  income  from  interest, dividends and gains from the sale of stocks or securities or foreign currency or specified related sources. The ownership of Company shares will result in income that is qualifying income for a mutual fund. Furthermore, any gain from the sale or other  disposition of the Company  shares,  and the  associated  purchase and exchange  rights,  will constitute gain from the sale of stock or securities and will qualify for purposes of the 90% test  applicable to mutual funds.  Finally,
Company shares, and the associated purchase and exchange rights, will constitute qualifying  assets  to  mutual  funds,  which  also  must  own at  least  50% of qualifying assets at the end of each quarter.

     Sale of the  Common  Shares.  Upon sale of  Common  Shares,  a  stockholder generally will recognize capital gain or loss measured by the difference between the sales proceeds  received and the  stockholder's  federal income tax basis of
Common  Shares  sold.  Generally,  such  capital  gain or loss will be long-term capital gain or loss if Common Shares were held as a capital asset for more than twelve months.

     Backup  Withholding and Information  Reporting.  Backup withholding of U.S.
federal  income  tax may  apply  to the  distributions  of DCF to be made by the
Company if a stockholder fails to timely provide taxpayer identification numbers or if the Company is so instructed by the Internal Revenue Service ("IRS").  Any amounts  withheld from a payment to a U.S.  holder under the backup  withholding rules are  allowable  as a refund or credit  against the holder's  U.S.  federal income tax, provided that the required  information is furnished to the IRS in a timely manner.

     State and Local Taxes.  Company  distributions may also be subject to state and local taxes.

                                       35

     Tax matters are very  complicated,  and the federal tax  consequences of an investment  in and holding of the Common Shares will depend on the facts of each investor's situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors.

                                 NET ASSET VALUE

     The Company  will  compute its net asset value for its Common  Shares as of the close of  trading  of the NYSE  (normally  4:00 p.m.  Eastern  time) no less frequently  than the last business day of each calendar  month and at such other times as the Board may  determine.  The  Company  will make its net asset  value available for  publication  monthly.  For purposes of determining  the net asset value of a Common Share, the net asset value of the Company will equal the value of the total  assets of the  Company  (the value of the  securities  the Company holds  plus  cash  or  other  assets,  including  interest  accrued  but not yet received) less (i) all of its liabilities  (including  accrued expenses and both current and deferred income taxes), (ii) accumulated and unpaid dividends on any outstanding preferred stock, (iii) the aggregate  liquidation  preference of any outstanding  preferred stock,  (iv) accrued and unpaid interest  payments on any outstanding indebtedness,  (v) the aggregate principal amount of any outstanding indebtedness,  and (vi) any distributions  payable on the Common Shares. The net asset value per Common  Share of the  Company  will equal the net asset value of the Company divided by the number of outstanding Common Shares.

     Pursuant  to an  agreement  with  U.S.  Bancorp  Fund  Services,  LLC  (the
"Accounting Services Provider"), the Accounting Services Provider will value the assets in the  Company's  portfolio  in  accordance  with  Valuation  Procedures adopted by the Board of Directors.  The Accounting Services Provider will obtain securities market  quotations from independent  pricing services approved by the
Advisor and  ratified by the Board of  Directors.  Securities  for which  market quotations are readily  available  shall be valued at "market  value." Any other securities shall be valued at "fair value."

     Valuation of certain assets at market value will be as follows.  For equity securities,  the Accounting  Services  Provider will first use readily available market quotations and will obtain direct written  broker-dealer  quotations if a security is not traded on an exchange or quotations  are not  available  from an approved pricing service.  For fixed income securities,  the Accounting Services
Provider  will use  readily  available  market  quotations  based  upon the last updated  sale price or market  value from a pricing  service or by  obtaining  a direct  written  broker-dealer  quotation from a dealer who has made a market in the security.  For options,  futures contracts and options of futures contracts, the Accounting  Services Provider will use readily available market  quotations.
If no sales are reported on any exchange or OTC market, the Accounting  Services
Provider  will use the  calculated  mean based on bid and asked prices  obtained from the primary  exchange or OTC market.  Other assets will be valued at market value pursuant to the Valuation Procedures.

     If the  Accounting  Services  Provider  cannot obtain a market value or the
Advisor  determines  that  the  value  of a  security  as so  obtained  does not represent  a  fair  value  as  of  the  valuation  time  (due  to a  significant development  subsequent to the time its price is determined or otherwise),  fair value for the security shall be determined pursuant to the Valuation Procedures.
A  report  of any  prices  determined  pursuant  to such  methodologies  will be presented  to the Board of  Directors  or a  designated  committee  thereof  for approval no less frequently than quarterly.

                          DESCRIPTION OF CAPITAL STOCK

     The  Company  is  authorized  to issue up to  100,000,000  shares of common stock, $.001 par value per share ("Common Shares"),  and up to 10,000,000 shares of  preferred  stock,  $.001  par value per  share  ("Preferred  Shares").  Upon
completion  of  this   offering,   __________   Common   Shares   (assuming  the
Underwriters'  over-allotment  option is not exercised) and no Preferred  Shares will be issued and  outstanding.  The Company's Board of Directors may,  without any action by the stockholders, amend the Company's charter (the "Charter") from time to time to increase or decrease the aggregate  number of shares of stock or the  number  of shares of stock of any  class or  series  that the  Company  has authority to issue. Additionally, the Charter authorizes the Board of Directors, without any action by the stockholders,  to classify and reclassify any unissued
Common  Shares and  Preferred  Shares into other classes or series of stock from time to time by setting or changing the terms, preferences,  conversion or other
rights,   voting   powers,    restrictions,    limitations   as   distributions,
qualifications  and terms or conditions of redemption  for each class or series.
Although  there is no present  intention of doing so, the Company  could issue a class or series of stock that could delay,  defer or prevent a transaction  or a change in control of the Company that might  otherwise  be in the  stockholders'
best interests.  Under Maryland law,  stockholders  generally are not liable for
Company debts or obligations.

                                       36

Common Shares

     All Common Shares offered by this prospectus will be duly authorized, fully paid and  nonassessable.  Holders  of Common  Shares  are  entitled  to  receive distributions  when  authorized  by the Board of  Directors  and declared out of assets legally available for the payment of distributions. Stockholders are also entitled to share ratably in the assets legally  available for  distribution  to stockholders  in the event of  liquidation,  dissolution  or winding  up,  after payment of or  adequate  provision  for all known debts and  liabilities.  These rights are  subject to the  preferential  rights of any other class or series of the Company's stock.

     In the event that the Company  issues  Preferred  Shares and so long as any shares of the  Company's  Preferred  Shares are  outstanding,  holders of Common
Shares will not be entitled to receive any net income of or other  distributions from the Company unless all accumulated  dividends on Preferred Shares have been paid,  and unless  asset  coverage  (as defined in the 1940 Act) with respect to
Preferred   Shares  would  be  at  least  200%  after  giving   effect  to  such
distributions. See "Leverage."

     Each  outstanding  Common  Share  entitles  the  holder  to one vote on all matters  submitted  to  a  vote  of  stockholders,  including  the  election  of directors.  The presence of the holders of shares of Company  stock  entitled to cast a majority of the votes entitled to be cast shall  constitute a quorum at a meeting of stockholders. The Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock  outstanding  and entitled to vote thereon.
The Bylaws  provide that  directors  are elected by a plurality of all the votes cast at a meeting of stockholders  duly called and at which a quorum is present.
There is no  cumulative  voting in the election of directors.  Consequently,  at each  annual  meeting  of  stockholders,  the  holders  of  a  majority  of  the outstanding  shares of capital stock  entitled to vote will be able to elect all of the successors of the class of directors  whose terms expire at that meeting.
Pursuant to the Charter and Bylaws,  the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

     Holders of Common Shares have no preference,  conversion, exchange, sinking fund,  redemption or appraisal rights and have no preemptive rights to subscribe for any of the Company's securities. All Common Shares will have equal dividend, liquidation and other rights.

     The Charter provides for approval of certain extraordinary  transactions by the  stockholders  entitled to cast at least a majority of the votes entitled to be cast on the matter.  The Charter also  provides  that any proposal to convert the Company  from a  closed-end  investment  company to an  open-end  investment company or any  proposal to  liquidate  or dissolve  the  Company  requires  the approval of the  stockholders  entitled to cast at least 80 percent of the votes entitled to be cast on such matter.  However,  if such a proposal is approved by at least two-thirds of the continuing  directors (in addition to approval by the full Board of  Directors),  such  proposal  may be approved by a majority of the votes entitled to be cast on such matter. The "continuing directors" are defined in the  Charter  as the  current  directors  as well as  those  directors  whose nomination for election by the  stockholders  or whose election by the directors to fill vacancies is approved by a majority of continuing  directors then on the
Board of Directors.

     Under the rules of the NYSE  applicable  to listed  companies,  the Company normally  will be required  to hold an annual  meeting of  stockholders  in each fiscal year.  If the Company is  converted to an open-end  company or if for any other reason the shares are no longer listed on the NYSE (or any other  national securities exchange the rules of which require annual meetings of stockholders), the Company may decide not to hold annual meetings of stockholders.

     The Company has no present intention of offering  additional Common Shares, except as described herein and under the Dividend  Reinvestment Plan, as amended from time to time. See "Distributions -- Automatic Dividend  Reinvestment Plan."
Other offerings of shares, if made, will require approval of the Company's Board of Directors and will be subject to the  requirement of the 1940 Act that shares may not be sold at a price below the then-current net asset value,  exclusive of
underwriting  discounts  and  commissions,   except  in  limited  circumstances,
including in connection with an offering to existing stockholders.

Preferred Shares

     After the closing of this  offering,  the Company  may, but is not required to, issue Preferred  Shares.  The Company  reserves the right to issue Preferred
Shares to the  extent  permitted  by the 1940 Act,  which  currently  limits the aggregate  liquidation  preference of all outstanding  preferred stock to 50% of the value of the  Company's  total  assets less the  Company's  liabilities  and indebtedness.  Although the terms of any Preferred  Shares,  including  dividend rate, liquidation  preference and redemption  provisions,  will be determined by the Board of Directors,  subject to applicable law and the Charter, it is likely that the Preferred  Shares will be  structured to carry a relatively  short-term dividend rate  reflecting  interest rates on short-term  bonds, by providing for the periodic re-determination of the dividend rate at relatively short intervals through an auction,  remarketing or other  procedure.  The Company also

                                       37

believes that it is likely that the  liquidation  preference,  voting rights and redemption  provisions of the  Preferred  Shares will be similar to those stated
below.

     In the event of any voluntary or  involuntary  liquidation,  dissolution or winding up of the Company,  the holders of Preferred Shares would be entitled to receive a preferential liquidating distribution,  which is expected to equal the original  purchase  price  per  Preferred  Share  plus  accumulated  and  unpaid dividends, whether or not declared, before any distribution of assets is made to holders of Common  Shares.  After payment of the full amount of the  liquidating distribution  to which they are entitled,  the holders of Preferred  Shares will not be entitled to any further  participation  in any  distribution of assets by the Company.

     The 1940 Act  requires  that the  holders of any  preferred  stock,  voting separately as a single class,  have the right to elect at least two Directors at all times.  The remaining  directors will be elected by holders of common shares and preferred stock, voting together as a single class. In addition,  subject to the prior rights, if any, of the holders of any other class of senior securities outstanding,  the  holders  of any  preferred  stock  have the  right to elect a majority of the  directors at any time two years'  accumulated  dividends on any preferred stock are unpaid.  The 1940 Act also requires that, in addition to any approval by stockholders  that might otherwise be required,  the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class,  would be  required  to (i) adopt any plan of  reorganization  that would adversely  affect the preferred stock, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including,  among other things,  changes in the Company's  subclassification as a closed-end  investment company or changes in its  fundamental  investment  restrictions.  See  "Certain
Provisions  in the  Company's  Charter and  Bylaws." As a result of these voting rights,  the  Company's  ability to take any such  actions may be impeded to the extent that there are any of its Preferred Shares outstanding.

     The  affirmative  vote of the  holders  of a  majority  of the  outstanding
Preferred Shares,  voting as a separate class, will be required to amend,  alter or repeal  any of the  preferences,  rights or powers of  holders  of  Preferred
Shares so as to affect  materially  and adversely  such  preferences,  rights or powers.  The class vote of holders of Preferred  Shares  described above will in each case be in addition to any other vote  required to authorize  the action in question.

     The terms of the Preferred Shares, if issued,  are expected to provide that
(i) they  are  redeemable  by the  Company  in whole or in part at the  original purchase price per share plus accrued  dividends per share, (ii) the Company may tender for or purchase  Preferred  Shares and (iii) the Company may subsequently resell any shares so tendered for or  purchased.  Any  redemption or purchase of
Preferred  Shares by the Company  will  reduce the  leverage  applicable  to the
Common  Shares,  while any resale of shares by the Company  will  increase  that leverage.

     The discussion above describes the possible offering of Preferred Shares by the  Company.  If the Board of  Directors  determines  to  proceed  with such an offering,  the terms of the  Preferred  Shares may be the same as, or  different from, the terms described above,  subject to applicable law and the Charter. The
Board of Directors,  without the approval of the holders of Common  Shares,  may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

     The  information  contained under this heading is subject to the provisions contained  in the  Company's  Charter  and  Bylaws  and the laws of the State of
Maryland.

             CERTAIN PROVISIONS IN THE COMPANY'S CHARTER AND BYLAWS

     The following  description of certain  provisions of the Charter and Bylaws is only a summary. For a complete  description,  please refer to the Charter and
Bylaws,  which  have  been  filed  as  exhibits  to the  Company's  registration statement.  A more  detailed  description  can also be  found  in the  Company's statement of additional information.

     The Company's Charter and Bylaws include provisions that could delay, defer or prevent  other  entities or persons  from  acquiring  control of the Company, causing it to engage in certain  transactions or modifying its structure.  These provisions may be regarded as "anti-takeover"  provisions. Such provisions could limit the ability of  stockholders  to sell their  shares at a premium  over the then-current  market prices by discouraging a third party from seeking to obtain control of the Company.

Classification of the Board of Directors; Election of Directors

     The Charter  provides that the number of directors may be established  only by the Board of Directors  pursuant to the Bylaws, but may not be less than one.
The Bylaws  provide that the number of  directors  may not be greater than nine.
Subject  to any  applicable

                                       38

limitations of the 1940 Act, any vacancy may be filled,  at any regular  meeting or at any special  meeting  called for that  purpose,  only by a majority of the remaining  directors,  even if those  remaining  directors  do not  constitute a quorum.  Pursuant to the  Charter,  the Board of Directors is divided into three classes: Class I, Class II and Class III. The initial terms of Class I, Class II and Class  III  directors  will  expire  in 2006,  2007 and 2008,  respectively.
Beginning in 2006, upon the expiration of their current terms, directors of each class will be elected to serve for three-year  terms and until their  successors are duly elected and  qualified.  Each year only one class of directors  will be elected by the stockholders. The classification of the Board of Directors should help to assure the  continuity  and  stability of the Company's  strategies  and policies as determined by the Board of Directors.

     The  classified  Board  provision  could  have the  effect  of  making  the replacement of incumbent directors more  time-consuming and difficult.  At least two annual meetings of stockholders,  instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the classified
Board  provision  could  increase the likelihood  that incumbent  directors will retain their  positions.  The staggered  terms of directors may delay,  defer or prevent a change in control of the Board,  even though a change in control might be in the best interests of the stockholders.

     The Charter provides that a director may be removed only for cause and only by the affirmative  vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the provision in the Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes  stockholders from removing incumbent directors,  except for cause and by a substantial  affirmative  vote,  and filling the  vacancies  created by the removal with nominees of stockholders.

Amendment to the Charter and Bylaws

     The  Charter  provides  that  amendments  to the  Charter  must be declared advisable by the Board of Directors  and generally  approved by the  affirmative vote of stockholders  entitled to cast at least a majority of the votes entitled to be cast on the matter.  Certain  provisions  of the  Charter,  including  its provisions on classification of the Board of Directors,  election and removal of directors and conversion of the Company to an open-end investment  company,  may be amended only by the affirmative vote of the stockholders  entitled to cast at least 80 percent of the votes  entitled  to be cast on the matter.  However,  if such a proposal is approved by at least  two-thirds of the continuing  directors
(in addition to approval by the full Board of  Directors),  such proposal may be approved by a majority  of the votes  entitled  to be cast on such  matter.  The
Board of  Directors  has the  exclusive  power to  adopt,  alter or  repeal  any provision of the Bylaws and to make new Bylaws.

Dissolution of the Company

     The Charter provides that any proposal to liquidate or dissolve the Company requires the approval of the  stockholders  entitled to cast at least 80 percent of the votes entitled to be cast on such matter.  However, if such a proposal is approved by at least  two-thirds  of the  continuing  directors  (in addition to approval by the full Board),  such proposal may be approved by a majority of the votes entitled to be cast on such matter.

Advance Notice of Director Nominations and New Business

     The Bylaws provide that with respect to an annual meeting of  stockholders, nominations  of persons for election to the Board of Directors  and the proposal of business to be  considered by  stockholders  may be made only (i) pursuant to notice of the meeting,  (ii) by the Board of Directors or (iii) by a stockholder who is entitled to vote at the  meeting  and who has  complied  with the advance
notice   procedures  of  the  Bylaws.   With  respect  to  special  meetings  of
stockholders, only the business specified in the Company's notice of the meeting may be brought  before the meeting.  Nominations  of persons for election to the
Board of Directors at a special  meeting may be made only (i) pursuant to notice of the meeting by the Company, (ii) by the Board of Directors, or (iii) provided that the Board of Directors has determined that directors will be elected at the meeting,  by a  stockholder  who is  entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

                                  UNDERWRITING

     The Underwriters  named below,  acting through Stifel,  Nicolaus & Company,
Incorporated,  as their representatives (the "Representatives"),  have severally agreed,  subject to the terms and conditions of an underwriting  agreement dated
______________,  2005,  to purchase from the Company the number of Common Shares set forth opposite their respective names.

                                       39

                                                                Number of Common
Underwriter                                                          Shares
-----------                                                     ----------------
Stifel, Nicolaus & Company, Incorporated.....................

     The   underwriting   agreement   provides  that  the   obligations  of  the
Underwriters to purchase the shares included in this offering are subject to the approval of certain legal  matters by counsel and to certain  other  conditions.
The  Underwriters  are obligated to purchase all the Common Shares listed in the table  above if any of the Common  Shares  are  purchased.  In the  underwriting agreement,  the Company and Advisor  have agreed to indemnify  the  Underwriters against certain liabilities,  including liabilities arising under the Securities
Act of 1933, or to contribute  payments the Underwriters may be required to make for any of those liabilities.

     The Common  Shares have been  approved for listing on the NYSE,  subject to notice of issuance,  under the symbol  "___." In order to meet the  requirements for listing the Common Shares on the NYSE, the  Underwriters  have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial  owners.
The minimum investment requirement is 100 Common Shares ($2,500).  Prior to this offering,  there has been no public  market for the  Common  Shares or any other securities  of the  Company.  Consequently,  the  offering  price for the Common
Shares  was   determined   by   negotiation   between   the   Company   and  the
Representatives.  Investors  must pay for any shares  purchased  in the  initial public offering on or before _______________, 2005.

     The  Underwriters  propose  initially  to offer some of the  Common  Shares directly to the public at the public  offering price set forth on the cover page of this  prospectus  and some of the  Common  Shares to  certain  dealers at the public  offering price less a concession not in excess of $_____ per share.  The underwriting  discounts  and  commissions  the Company will pay of $________ per share are equal to ___% of the initial  offering  price.  The  Underwriters  may allow,  and the dealers may reallow,  a discount not in excess of $___ per share on sales to other  dealers.  After  the  initial  public  offering,  the  public offering price, concession and discount may be changed. The Representatives have advised the Company that the  Underwriters do not intend to confirm any sales to any account over which they exercise discretionary authority.

     The  Company  has  granted  the  Underwriters  an option to  purchase up to
_____________  additional  Common Shares at the public offering price,  less the underwriting  discounts  and  commissions,  within 45 days from the date of this prospectus,  solely to cover any over-allotments.  If the Underwriters  exercise this option,  each will be  obligated,  subject to  conditions  contained in the underwriting  agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the table below.

     The following table shows the public offering price, underwriting discounts and commissions  and proceeds  before  expenses to the Company.  The information assumes  either  no  exercise  or full  exercise  by the  Underwriters  of their over-allotment option.

                                   Per Share       Without Option    With Option
----------------------------------------------     --------------    -----------
Public offering price.........................     $                 $
Underwriting discounts and commissions........     $                 $
Proceeds, before expenses to the Company......     $                 $

     The  expenses of the  offering  are  estimated  to be  $_____________.  The
Company will pay all of its organizational and offering expenses.

     Until the distribution of the Common Shares is complete, the Securities and
Exchange  Commission rules may limit Underwriters and selling group members from
bidding  for  and  purchasing  the  Company's   Common  Shares.   However,   the
Representatives  may engage in  transactions  that stabilize the price of Common
Shares, such as bids or purchases to peg, fix or maintain that price.

     If the Underwriters  create a short position in the Company's Common Shares in connection  with the offering (i.e., if they sell more Common Shares than are listed on the cover of this  prospectus),  the  Representatives  may reduce that
short   position  by  purchasing   Common   Shares  in  the  open  market.   The
Representatives may also elect to reduce any short position by exercising all or part of the over-allotment option described above. Purchases of Common Shares to stabilize  its  price or to reduce a short  position  may cause the price of the
Company's  Common  Shares to be higher  than it might be in the  absence of such purchases.

     Neither the Company nor any of the Underwriters make any  representation or prediction as to the  direction or magnitude of any effect that the  transaction described above may have on the price of Common Shares. In addition, neither the
Company  nor  any  of  the  Underwriters  make  any   representation   that  the
Representatives  will engage in these  transactions or that these  transactions, once commenced, will not be discontinued without notice.

     In connection with this offering,  the Underwriters or selected dealers may distribute prospectuses electronically.

                                       40

     The Company has agreed not to offer or sell any  additional  Common  Shares for a period of 180 days after the date of the  underwriting  agreement  without the prior  written  consent of the  Underwriters,  except for the sale of Common
Shares to the Underwriters pursuant to the underwriting agreement.

     The Company  anticipates that the Underwriters may from time to time act as brokers or dealers in executing the Company's portfolio  transactions after they have ceased to be Underwriters  and, subject to certain  restrictions may so act while they are  underwriters.  The Underwriters are active  underwriters of, and dealers in,  securities and act as market makers in a number of such securities, and  therefore  can be expected  to engage in  portfolio  transactions  with the
Company.

     The Company  expects to use a portion of the net proceeds of this  offering to purchase,  after the closing of this offering, MLP equity securities.  Stifel has  provided  financial  advisory  services to the Company in  connection  with structuring  the offering for which it will receive from the Company a financial advisory fee equal to 0.10% of the gross proceeds of this offering.

     The  addresses  of the  Representatives  are:  Stifel,  Nicolaus & Company,
Incorporated, 501 North Broadway, St. Louis, MO 63102.

                    ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT
                            AND DIVIDEND PAYING AGENT

     The Company has engaged  U.S.  Bancorp Fund  Services,  LLC to serve as the
Company's  administrator.  The Company will pay the  administrator a monthly fee computed  at an annual rate of ___% of the first $300  million of the  Company's
Managed Assets,  ___% on the next $500 million of Managed Assets and ___% on the balance of the  Company's  Managed  Assets,  subject to a minimum  annual fee of
$__________.

     Computershare  Investor Services,  LLC will serve as the Company's transfer agent,  dividend paying agent, and agent for the Automatic Dividend Reinvestment
Plan.

     U.S. Bank N.A. will serve as the Company's custodian.  The Company will pay the custodian a monthly fee computed at an annual rate of ___% on the first $100 million of the Company's Managed Assets and ___% on the balance of the Company's
Managed Assets, subject to a minimum annual fee of $4,800.

                                  LEGAL MATTERS

     Blackwell Sanders Peper Martin, LLP ("Blackwell"),  Kansas City,  Missouri,
serves as  counsel to the  Company.  Kaye  Scholer  LLP serves as counsel to the
Underwriters.  ________________  is serving as special  1940 Act  counsel to the
Underwriters  in  connection  with  the  offering.   Certain  legal  matters  in
connection  with the Common Shares  offered hereby are passed on for the Company by Blackwell,  and for the Underwriters by Kaye Scholer LLP.  Blackwell may rely on the opinion of Venable LLP on certain matters of Maryland law.

                                       41

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                       42

================================================================================

     Until  _____________,  2005 (25 days after the date of this prospectus) all dealers that buy, sell or trade the Common Shares,  whether or not participating in this offering,  may be required to deliver a prospectus.  This is in addition to the dealer's obligation to deliver a prospectus when acting as an underwriter and with respect to their unsold allotments or subscriptions.

                            __________ Common Shares

                                 (TORTOISE LOGO)

                       Tortoise MLP Investment Corporation
                                $25.00 per share

                                ________________

                                   PROSPECTUS
                                ________________

                           Stifel, Nicolaus & Company
                                  Incorporated

                                ___________, 2005

================================================================================

Subject to Completion, Dated March 8, 2005

     The information in this statement of additional information is not complete and may be  changed.  We may not sell these  securities  until the  registration statement filed with the Securities and Exchange  Commission is effective.  This statement of additional information is not an offer to sell these securities and it is not  soliciting  an offer to buy these  securities  in any state  where an offer or sale is not permitted.

                       TORTOISE MLP INVESTMENT CORPORATION

                             _________________, 2005

                       STATEMENT OF ADDITIONAL INFORMATION

     Tortoise MLP Investment  Corporation  (the "Company") is a newly organized, non-diversified,  closed-end  management  investment company.  This statement of additional information relating to the Company's shares of common stock ("Common
Shares")  is not a  prospectus,  but  should  be read in  conjunction  with  the prospectus relating to the Common Shares dated ________, 2005. This statement of additional  information  does not include  all  information  that a  prospective investor  should consider before  purchasing  Common Shares of the Company,  and investors  should  obtain and read the  prospectus  prior to  purchasing  Common
Shares. A copy of the prospectus is available without charge from the Company by calling  1-888-728-8784.  You may also  obtain a copy of the  prospectus  on the
Securities and Exchange Commission's web site (http://www.sec.gov).  Capitalized terms used but not defined in this statement of additional  information have the meanings  ascribed  to them in the  prospectus.  This  statement  of  additional information is dated _____________, 2005.

     No  person  has  been  authorized  to give any  information  or to make any representations  not  contained  in  the  prospectus  or in  this  statement  of additional  information in connection  with the offering made by the prospectus, and, if given or made, such  information or  representations  must not be relied upon as having been authorized by the Company. The prospectus and this statement of additional  information  do not  constitute an offering by the Company in any jurisdiction in which such offering may not lawfully be made.

                                TABLE OF CONTENTS

                                      -i-

                             INVESTMENT LIMITATIONS

     This section  supplements  the  disclosure in the  prospectus  and provides additional  information  on the  Company's  investment  limitations.  Investment limitations identified as fundamental may not be changed without the approval of the holders of a majority of the Company's  outstanding voting securities (which for this purpose and under the  Investment  Company Act of 1940, as amended (the
"1940 Act") means the lesser of (1) 67% of the voting  shares  represented  at a meeting at which more than 50% of the outstanding  voting shares are represented or (2) more than 50% of the outstanding voting shares).

     Investment  limitations  stated as a maximum  percentage  of the  Company's assets are only applied  immediately  after,  and because of, an investment or a transaction by the Company to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a  change  in  values,  net  assets  or  other  circumstances  will  not be considered in  determining  whether the  investment  complies with the Company's investment  limitations.  Also,  the Company may  temporarily  deviate  from its investment  restrictions during the period in which it is investing the proceeds of this offering.

     THE FOLLOWING  ARE THE COMPANY'S  FUNDAMENTAL  INVESTMENT  LIMITATIONS  SET
FORTH IN THEIR ENTIRETY. THE COMPANY MAY NOT:

     (1)  issue senior  securities,  except as permitted by the 1940 Act and the rules  and  interpretive  positions  of the  Securities  and  Exchange
          Commission ("SEC") thereunder;

     (2)  borrow  money,  except as  permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

     (3)  make loans,  except by the purchase of debt  obligations,  by entering into  repurchase  agreements  or  through  the  lending  of  portfolio securities  and as  otherwise  permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

     (4)  concentrate  (invest 25% or more of total assets) its  investments  in any particular industry,  except that the Company will concentrate its assets in the group of industries  constituting the natural  resources infrastructure sector;

     (5)  underwrite  securities issued by others, except to the extent that the
          Company may be  considered  an  underwriter  within the meaning of the
          Securities Act of 1933, as amended (the "1933 Act") in the disposition of restricted securities held in its portfolio;

     (6)  purchase or sell real estate unless  acquired as a result of ownership of securities or other instruments, except that the Company may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

     (7)  purchase or sell physical  commodities  unless acquired as a result of ownership of securities or other instruments,  except that the Company may  purchase  or sell  options  and  futures  contracts  or invest in securities or other instruments backed by physical commodities.

     The  restrictions  under  the 1940 Act  mentioned  in (1) and (2) above are discussed in more detail under "Leverage."

     All other investment policies of the Company are considered  nonfundamental and may be changed by the Company's Board of Directors (the "Board of Directors"
or the "Board")  without  prior  approval of the  Company's  outstanding  voting shares.

     The Company has adopted the following nonfundamental policies:

     -    Under  normal  circumstances,  the Company will invest at least 80% of its total assets (including assets obtained or expected to be obtained through leverage) in equity securities of master limited  partnerships
          ("MLPs") and their affiliates.

     -    The  Company  may invest up to 50% of its total  assets in  restricted securities.  The types of restricted  securities  that the Company may purchase include MLP convertible  subordinated units, MLP common units and securities of publicly traded and privately held companies  (i.e., non-MLPs).

     -    The  Company  may  invest  up to 20%  of  its  total  assets  in  debt
          securities,   including   securities   rated  below  investment  grade
          (commonly  referred to as "junk bonds").  Below  investment grade debt securities  will be rated at least B3 by  Moody's  Investors

                                      S-1

          Service, Inc. ("Moody's") and at least B- by Standard & Poor's Ratings
          Group  ("S&P's")  at the  time of  purchase,  or  comparably  rated by another statistical rating  organization or if unrated,  determined to be of comparable  quality by Tortoise Capital Advisors LLC, a Delaware limited liability company (the "Advisor").

     -    The Company  will not invest more than 15% of its total  assets in any single issuer.

     -    The Company will not engage in short sales.

     Currently  under  the 1940  Act,  the  Company  is not  permitted  to incur indebtedness  unless  immediately  after such  borrowing  the  Company has asset coverage  of at least 300% of the  aggregate  outstanding  principal  balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the
Company's total assets). Additionally, currently under the 1940 Act, the Company may not declare any  distribution  upon its Common Shares,  or purchase any such shares, unless the aggregate indebtedness of the Company has, at the time of the declaration of any such distribution or at the time of any such purchase,  asset coverage  of at least 300% of the  aggregate  outstanding  principal  balance of indebtedness  after  deducting  the amount of such  dividend,  distribution,  or purchase price, as the case may be. Currently under the 1940 Act, the Company is not permitted to issue  preferred stock unless  immediately  after such issuance the Company has asset coverage of at least 200% of the liquidation  value of the outstanding  preferred stock (i.e., such liquidation value may not exceed 50% of the value of the Company's total assets). In addition,  currently under the 1940
Act,  the  Company  is not  permitted  to  declare  any cash  dividend  or other distribution on its Common Shares unless, at the time of such  declaration,  the
Company's  total assets less  liabilities  and  indebtedness  not represented by senior securities  (determined after deducting the amount of such  distribution)
is at least 200% of such liquidation value.

     Under the 1940 Act, a "senior  security"  does not include  any  promissory note or evidence of indebtedness  where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid  within  sixty days and is not  extended or  renewed.  Transactions involving either  indebtedness or issuance of any preferred stock by the Company would be  considered  senior  securities  under the 1940 Act,  and as such,  are subject to the asset coverage requirements discussed above.

     Currently under the 1940 Act, the Company is not permitted to lend money or property to any person,  directly or indirectly,  if such person  controls or is under common  control with the Company,  except for a loan from the Company to a company which owns all of the outstanding securities of the Company.  Currently, under interpretative positions of the staff of the SEC, the Company may not have on loan at any given time  securities  representing  more than  one-third of its total assets.

     The Company  interprets  its policies with respect to borrowing and lending to permit such  activities as may be lawful for the Company,  to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

     Under the 1940 Act, the Company  may, but does not intend to,  invest up to
10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total  assets in any one  investment  company,  provided the investment  does not represent more than 3% of the voting shares of the acquired investment  company at the time such shares are  purchased.  As a stockholder in any  investment  company,  the  Company  will  bear  its  ratable  share of that investment  company's  expenses,  and would  remain  subject  to  payment of the
Company's  advisory fees and other  expenses with respect to assets so invested.
Holders of Common Shares would  therefore be subject to duplicative  expenses to the extent the Company invests in other investment companies.  In addition,  the securities  of  other  investment  companies  may  also be  leveraged  and  will therefore  be subject to the same  leverage  risks  described  herein and in the prospectus.  As described in the prospectus in the section entitled  "Leverage,"
the net asset value and market value of leveraged  shares will be more  volatile and the  yield to  stockholders  will  tend to  fluctuate  more  than the  yield generated by unleveraged shares.

                        INVESTMENT OBJECTIVE AND POLICIES

     The  prospectus  presents  the  investment   objective  and  the  principal
investment  strategies and risks of the Company.  This section  supplements  the disclosure in the Company's  prospectus and provides  additional  information on the  Company's  investment  policies,  strategies  and  risks.  Restrictions  or policies stated as a maximum percentage of the Company's assets are only applied immediately  after a portfolio  investment to which the policy or restriction is applicable  (other than the  limitations on borrowing).  Accordingly,  any later increase  or  decrease  resulting  from a change in values,  net assets or other circumstances  will not be  considered  in  determining  whether the  investment complies with the Company's restrictions and policies.

                                      S-2

     The  Company's  investment  objective  is to  obtain a high  level of total return with an  emphasis  on current  distributions  paid to  stockholders.  For purposes of the Company's  investment  objective,  total return includes capital appreciation of, and all  distributions  received from,  securities in which the
Company will invest regardless of the tax character of the  distribution.  There is no  assurance  that the Company will achieve its  objective.  The  investment objective and the investment  policies discussed below are  nonfundamental.  The
Board of  Directors  may  change  the  investment  objective,  or any  policy or limitation that is not  fundamental,  without a stockholder  vote.  Shareholders will  receive  at least 60 days'  prior  written  notice  of any  change  to the nonfundamental  investment  policy of  investing  at least 80% of the  Company's total  assets in equity  securities  of MLPs and their  affiliates.  Unlike most other  investment  companies,  the  Company  will not be treated as a  regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the
"Internal Revenue Code").  Therefore, the Company will be taxed as a regular "C"
corporation and will be subject to federal and applicable state corporate income taxes.

     Under  normal  circumstances  and once the  Company  is fully  invested  in accordance with its investment  objective,  the Company will invest at least 80%
of its total  assets  (including  assets  obtained  or  expected  to be obtained through leverage) in equity securities of MLPs and their affiliates.  MLP equity securities  (known as "units")  currently  consist of common units,  convertible subordinated units and pay-in-kind units or I-Shares  ("I-Shares").  The Company also may invest in other  securities,  consistent with its investment  objective and fundamental and nonfundamental policies.

     The following  pages contain more detailed  information  about the types of issuers and instruments in which the Company may invest,  strategies the Advisor may employ in pursuit of the Company's  investment objective and a discussion of related risks. The Advisor may not buy these instruments or use these techniques unless it believes that doing so will help the Company achieve its objective.

Master Limited Partnerships

     Under  normal  circumstances  and once the  Company  is fully  invested  in accordance with its investment  objective,  the Company will invest at least 80%
of its total assets in equity securities of MLPs and their affiliates. An MLP is an entity that is taxed as a partnership and that derives each year at least 90%
of its gross income from Qualifying Income.  Qualifying Income for MLPs includes interest,  dividends,  real estate rents,  gain from the sale or  disposition of real property, income and gain from commodities or commodity futures, and income and gain from mineral or natural resources  activities that generate  Qualifying
Income.  MLP interests  (known as units) are traded on  securities  exchanges or over-the-counter. An MLP's organization as a partnership and compliance with the
Qualifying Income rules eliminates federal tax at the entity level.

     An  MLP  has  one  or  more  general  partners  (who  may  be  individuals, corporations,  or other partnerships) which manage the partnership,  and limited partners,  which  provide  capital  to the  partnership  but have no role in its management.  Typically,  the general  partner is owned by company  management or another publicly traded sponsoring  corporation.  When an investor buys units in an MLP, he or she becomes a limited partner.

     MLPs are formed in several ways. A nontraded  partnership  may decide to go public.  Several  nontraded  partnerships  may  roll up  into a  single  MLP.  A corporation  may spin-off a group of assets or part of its business  into an MLP of which it is the general  partner,  to realize  the assets'  full value on the marketplace by selling the assets and using the cash proceeds  received from the
MLP to address debt  obligations  or to invest in higher  growth  opportunities, while  retaining  control of the MLP. A corporation may fully convert to an MLP, although since 1986 the tax  consequences  have made this an unappealing  option for most  corporations.  Also, a newly formed company may operate as an MLP from its inception.

     The  sponsor or general  partner of an MLP,  other  energy  companies,  and utilities  may sell assets to MLPs in order to generate  cash to fund  expansion projects or repay  debt.  The MLP  structure  essentially  transfers  cash flows generated  from these  acquired  assets  directly  to MLP limited  partner  unit holders.

     In the case of an MLP buying assets from its sponsor or general partner the transaction  is intended to be based upon  comparable  terms in the  acquisition market for similar assets.  To help insure that  appropriate  protections are in place, the board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation.  Since both parties  normally have a significant  equity stake in the MLP, both parties are aligned to see that the transaction is accretive and fair to the MLP.

     MLPs  tend to pay  relatively  higher  distributions  than  other  types of companies and the Company intends to use these MLP distributions in an effort to meet its investment objective.

                                      S-3

     As a motivation for the general partner to successfully  manage the MLP and increase  cash  flows,  the terms of MLPs  typically  provide  that the  general partner  receives  a larger  portion of the net  income as  distributions  reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners.
Although  the  percentages  vary among  MLPs,  the  general  partner's  marginal interest  in  distributions  generally  increases  from  2% to 15% at the  first designated  distribution  target  level moving up to 25% and  ultimately  50% as pre-established  distribution  per unit  thresholds are met.  Nevertheless,  the
aggregate   amount   distributed  to  limited  partners  will  increase  as  MLP distributions reach higher target levels.  Given this incentive  structure,  the general  partner  has  an  incentive  to  streamline  operations  and  undertake acquisitions  and growth  projects  in order to  increase  distributions  to all partners.

     Because the MLP itself does not pay federal  income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment from the MLP. An MLP typically makes quarterly cash  distributions.
Although  they  resemble  corporate  dividends,  MLP  distributions  are treated differently  for tax purposes.  The MLP  distribution  is treated as a return of capital to the extent of the  investor's  basis in his MLP interest  and, to the extent the  distribution  exceeds the investor's basis in the MLP, capital gain.
The  investor's  original  basis is the price paid for the  units.  The basis is adjusted  downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of taxable income.

     When the units are sold,  the  difference  between  the sales price and the investor's  adjusted basis is gain or loss for federal income tax purposes.  The partner will not be taxed on distributions  until (1) he sells his MLP units and pays tax on his gain,  which gain is increased due to the basis  decrease due to prior distributions; or (2) his basis reaches zero.

     The  business  of  MLPs  is  affected  by  supply  and  demand  for  energy commodities because most MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported,  processed,  distributed, and/or marketed.  Specifically,  processing  and coal MLPs may be directly  affected by energy commodity prices.  Propane MLPs own the underlying energy commodity,  and therefore have direct exposure to energy commodity prices,  although the Advisor intends to seek high  quality  MLPs that are able to mitigate  or manage  direct margin  exposure to commodity  prices.  Pipeline  MLPs have  indirect  commodity exposure to oil and gas price  volatility  because  although they do not own the underlying  energy  commodity,  the general level of commodity prices may affect the volume of the  commodity  the MLP delivers to its  customers and the cost of providing services such as distributing natural gas liquids.

     The MLP industry in general could be hurt by market  perception  that MLP's performance and valuation are directly tied to commodity prices.

     MLPs in which the Company will invest can generally be classified  into the following categories:

     Pipeline  MLPs.  Pipeline MLPs are common carrier  transporters  of natural gas,  natural  gas  liquids  (primarily  propane,  ethane,  butane  and  natural gasoline),  crude oil or refined petroleum products  (gasoline,  diesel fuel and jet fuel).  Pipeline MLPs also may operate ancillary  businesses such as storage
and  marketing  of  such   products.   Revenue  is  derived  from  capacity  and
transportation  fees.  Historically,  pipeline  output has been less  exposed to cyclical economic forces due to its low cost structure and  government-regulated nature.  In addition,  most pipeline MLPs have limited  direct  commodity  price exposure because they do not own the product being shipped.

     Processing  MLPs.  Processing  MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids ("NGLs").  Revenue is derived from providing services to natural gas producers,  which  require  treatment or  processing  before  their  natural gas commodity can be marketed to utilities  and other end user markets.  Revenue for the  processor  is  fee  based,  although  it  is  not  uncommon  to  have  some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

     Propane MLPs.  Propane MLPs are  distributors  of propane to homeowners for space and water heating.  Revenue is derived from the resale of the commodity on a margin  over  wholesale  cost.  The  ability  to  maintain  margin is a key to profitability.  Propane serves approximately 3% of the household energy needs in the United States,  largely for homes beyond the geographic reach of natural gas distribution  pipelines.  Approximately 70% of annual cash flow is earned during the winter heating season  (October  through  March).  Accordingly,  volumes are weather  dependent,  but have utility type functions  similar to electricity and natural gas.

     Coal  MLPs.  Coal MLPs own,  lease and  manage  coal  reserves.  Revenue is derived from  production and sale of coal, or from royalty  payments  related to leases to coal producers.  Electricity  generation is the primary use of coal in the United States.  Demand for

                                      S-4

electricity  and  supply of  alternative  fuels to  generators  are the  primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee  meeting  necessary  production  volumes;  federal, state and local  laws and  regulations  which may limit the  ability  to produce coal; the MLP's ability to manage  production  costs and pay mining  reclamation costs;  and the  effect on  demand  that the  Clean  Air Act  standards  have on coal-end users.

     MLPs typically achieve  distribution growth by internal and external means.
MLPs achieve growth internally by experiencing higher commodity volume driven by the economy and  population,  and through the  expansion of existing  operations including increasing the use of underutilized  capacity,  pursuing projects that can leverage and gain  synergies  with existing  infrastructure  and pursuing so called  "greenfield  projects."  External growth is achieved by making accretive acquisitions.  While  opportunities  for growth by acquisition  appear  abundant based on current  market  conditions,  especially  for smaller MLPs, the Advisor expects MLPs to grow primarily through internal means.

     MLPs are subject to various federal, state and local environmental laws and health  and  safety  laws as well as laws  and  regulations  specific  to  their particular  activities.  Such laws and  regulations  address:  health and safety standards  for the  operation  of  facilities,  transportation  systems  and the handling of materials; air and water pollution requirements and standards; solid waste disposal  requirements;  land reclamation  requirements;  and requirements relating to the  handling  and  disposition  of  hazardous  materials.  MLPs are subject  to the  costs of  compliance  with such laws  applicable  to them,  and changes in such laws and  regulations  may  adversely  affect  their  results of operations.

     MLPs operating  interstate  pipelines and storage facilities are subject to substantial  regulation by the Federal Energy  Regulatory  Commission  ("FERC"),
which  regulates  interstate  transportation  rates,  services and other matters regarding  natural  gas  pipelines  including:  the  establishment  of rates for service;  regulation  of pipeline  storage and  liquified  natural gas  facility construction;  issuing  certificates of need for companies  intending to provide energy services or constructing  and operating  interstate  pipeline and storage facilities;  and certain  other  matters.  FERC also  regulates  the  interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline  companies;  establishing  equal service conditions to provide shippers with equal access to pipeline  transportation;  and  establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

     MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal "SuperFund" and similar state laws for  investigation  and remediation of releases and threatened  releases of hazardous  materials,  as well as liability  for injury and property  damage for accidental  events,  such as  explosions  or  discharges  of  materials  causing personal injury and damage to property.  Such potential liabilities could have a material  adverse effect upon the financial  condition and results of operations of MLPs.

     MLPs  are  subject  to  numerous   business   related   risks,   including:
deterioration of business fundamentals reducing profitability due to development of alternative  energy  sources,  changing  demographics  in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition  that reduces the MLP's market share;  the lack of growth of markets requiring growth through  acquisitions;  disruptions in transportation  systems;
the  dependence  of certain  MLPs upon the energy  exploration  and  development activities of unrelated third parties; availability of capital for expansion and construction  of needed  facilities;  a  significant  decrease  in  natural  gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully  integrate recent or future acquisitions;  and the general level of the economy.

     For a further  discussion  and a  description  of MLP tax matters,  see the section entitled "Certain Federal Income Tax Matters."

     Non-MLPs.

     Although the Company emphasizes  investments in MLPs, it also may invest in companies  that  are not  organized  as  MLPs.  Non-MLP  companies  may  include companies that operate energy assets but which are organized in corporate rather than in partnership form.  Generally,  the partnership form is more suitable for companies that operate  assets which generate more stable cash flows.  Companies that  operate  "midstream"  assets  (e.g.,  transporting,  processing,  storing, distributing  and marketing)  tend to generate more stable cash flows than those that engage in  exploration  and  development or delivery of products to the end consumer.  Non-MLP  companies also may include  companies that provide  services directly related to the generation of income from energy-related assets, such as oil drilling services,  pipeline  construction and maintenance,  and compression services.

     The  energy  industry  and  particular  natural  resources   infrastructure
companies may be adversely affected by possible  terrorist attacks,  such as the attacks that occurred on September  11, 2001. It is possible that  facilities of natural resources infrastructure

                                      S-5

companies,  due to the critical nature of their energy  businesses to the United
States,  could be direct targets of terrorist attacks or be indirectly  affected by attacks on others. They may have to incur significant additional costs in the future to safeguard their assets. In addition,  changes in the insurance markets after  September 11, 2001 may make certain types in insurance  more difficult to obtain  or  obtainable  only  at  significant  additional  cost.  To the  extent terrorism results in a lower level economic  activity,  energy consumption could be adversely affected,  which would reduce revenues and impede growth. Terrorist or war related  disruption of the capital  markets could also affect the ability of natural resources infrastructure companies to raise needed capital.

The Company's Investments

     The types of  securities in which the Company may invest  include,  but are not limited to the following:

     MLP  Equity  Securities.  Consistent  with its  investment  objective,  the
Company may invest up to 100% of its total assets in equity securities issued by
MLPs, including common units,  convertible subordinated units and I-Shares units
(each  discussed  below).  The  Company  may also  invest up to 20% of its total assets in equity securities of non-MLPs.

     The value of equity  securities  will be  affected  by changes in the stock markets,  which may be the result of  domestic  or  international  political  or economic news,  changes in interest  rates or changing  investor  sentiment.  At times, stock markets can be volatile and stock prices can change  substantially.
Equity  securities  risk will  affect the  Company's  net asset value per share, which will fluctuate as the value of the securities  held by the Company change.
Not all stock prices  change  uniformly  or at the same time,  and not all stock markets move in the same  direction  at the same time.  Other  factors  affect a particular stock's prices,  such as poor earnings reports by an issuer,  loss of major customers,  major litigation against an issuer, or changes in governmental regulations  affecting  an  industry.  Adverse  news  affecting  one company can sometimes  depress the stock prices of all companies in the same  industry.  Not all factors can be predicted.

     Investing in securities of smaller  companies may involve greater risk than
is  associated   with   investing  in  more   established   companies.   Smaller
capitalization  companies may have limited  product lines,  markets or financial resources;  may lack management depth or experience;  and may be more vulnerable to adverse general market or economic  developments than larger more established companies.

     MLP Common Units. MLP common units represent an equity  ownership  interest in a partnership,  providing limited voting rights and entitling the holder to a
share  of  the  company's   success   through   distributions   and/or   capital
appreciation.  Unlike stockholders of a corporation,  common unit holders do not elect  directors  annually and generally  have the right to vote only on certain significant  events, such as mergers, a sale of substantially all of the assets, removal  of the  general  partner  or  material  amendments  to the  partnership agreement.  MLPs are required by their  partnership  agreements  to distribute a large  percentage  of their  current  operating  earnings.  Common unit  holders generally have first right to a minimum quarterly  distribution ("MQD") prior to distributions  to the  convertible  subordinated  unit  holders  or the  general partner (including incentive distributions).  Common unit holders typically have arrearage rights if the MQD is not met. In the event of liquidation,  MLP common unit  holders  have first  rights to the  partnership's  remaining  assets after bondholders,  other debt holders,  and preferred  unit holders have been paid in
full.   MLP  common   units   trade  on  a  national   securities   exchange  or
over-the-counter.

     MLP Convertible  Subordinated Units. MLP convertible subordinated units are typically  issued  by MLPs to  founders,  corporate  general  partners  of MLPs, entities that sell assets to the MLP, and institutional  investors.  The purpose of the convertible  subordinated units is to increase the likelihood that during the  subordination  period there will be  available  cash to be  distributed  to common unit  holders.  The Company  expects to  purchase  subordinated  units in direct placements from such persons.  Convertible  subordinated  units generally are not entitled to  distributions  until  holders of common units have received specified MQD, plus any arrearages,  and may receive less in distributions  upon liquidation. Convertible subordinated unit holders generally are entitled to MQD prior to the payment of incentive  distributions to the general partner, but are not entitled to arrearage rights.  Therefore, MLP convertible subordinated units generally  entail  greater  risk  than MLP  common  units.  They  are  generally convertible  automatically  into the senior common units of the same issuer at a one-to-one  ratio  upon  the  passage  of time or the  satisfaction  of  certain
financial  tests.   These  units  do  not  trade  on  a  national   exchange  or
over-the-counter,  and there is no active  market for  convertible  subordinated units. The value of a convertible  subordinated  unit is a function of its worth if converted into the underlying common units.  Convertible  subordinated  units generally have similar voting rights as do MLP common units.

     MLP  I-Shares.  I-Shares  represent  an indirect  investment  in MLP common units.  I-Shares are equity securities issued by affiliates of MLPs, typically a limited  liability  company,  that owns an interest in and manages the MLP.  The issuer has management rights but is not entitled to incentive distributions. The
I-Share issuer's assets consist  exclusively of MLP common units.  Distributions to I-Share

                                      S-6

holders are made in the form of additional  I-Shares,  generally equal in amount to the cash distribution  received by common unit holders of the MLP. The issuer of the I-Share is taxed as a  corporation,  however,  the MLP does not  allocate income or loss to the  I-Share  issuer.  Accordingly,  investors  receive a Form
1099, are not allocated their  proportionate  share of income of the MLP and are not  subject to state  filing  obligations  solely as a result of  holding  such
I-Shares.  Distributions of I-Shares do not generate  unrelated business taxable income and are qualifying income for mutual fund investors.

     Equity Securities of MLP Affiliates.  The Company may also invest in equity securities of MLP affiliates, typically in the form of general partner interests of MLPs.  General partner  interests of MLPs are typically  retained by an MLP's original sponsors, such as its founders,  corporate partners, entities that sell assets to the MLP and investors such as the Company. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the  holder's  investment  in the general  partner  interest.  General partner  interests  often confer direct board  participation  rights and in many cases,  operating  control,  over the MLP.  These  interests  themselves are not publicly traded, although they may be owned by publicly traded entities. General partner  interests  receive  cash  distributions,  typically  2%  of  the  MLP's aggregate cash distributions, which are contractually defined in the partnership agreement.  In addition,  holders of general  partner  interests  typically hold incentive  distribution rights ("IDRs"),  which provide them with a larger share of the aggregate MLP cash  distributions as the distributions to limited partner unit holders are  increased to  prescribed  levels.  General  partner  interests generally  cannot be converted into common units.  The general partner  interest can be redeemed by the MLP if the MLP  unitholders  choose to remove the general partner,  typically  with a  supermajority  vote  by  the  MLP  limited  partner unitholders.

     Non-MLP  Equity  Securities.  The  Company  may also  invest in common  and preferred stock, limited liability company interests, limited partner interests, convertible  securities,  warrants and depository receipts of companies that are organized as corporations,  limited liability companies or limited partnerships.
Common stock  generally  represents an equity  ownership  interest in an issuer.
Although common stocks have historically  generated higher average total returns than  fixed-income  securities  over the long  term,  common  stocks  also  have experienced significantly more volatility in those returns and may under-perform relative to fixed-income  securities  during certain periods.  An adverse event, such as an unfavorable  earnings  report,  may depress the value of a particular common stock held by the Company. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common  stocks to which the  Company  has  exposure.  Common  stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers.  In  addition,  common stock  prices may be  particularly  sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

     Restricted,  Illiquid and Thinly-Traded Securities.  The Company may invest up to 50% of total assets in restricted  securities,.  Restricted securities are less liquid than securities  traded in the open market,  therefore,  the Company may  not  be  able  to  readily  sell  such  securities.  Investments  currently considered by the Advisor to be illiquid  because of such  restrictions  include subordinated  convertible  units and certain direct  placements of common units.
Such  securities  are unlike  securities  that are traded in the open market and which can be expected to be sold immediately if the market is adequate. The sale price of securities that are not readily  marketable may be lower or higher than the Company's most recent determination of their fair value.  Additionally,  the value of these  securities  typically  requires more reliance on the judgment of the  Advisor  than that  required  for  securities  for which there is an active trading  market.  Due to the  difficulty  in valuing  these  securities  and the absence of an active trading market for these securities, the Company may not be able to realize these securities' true value, or may have to delay their sale in order to do so.

     Restricted  securities  generally  can  be  sold  in  privately  negotiated transactions,  pursuant to an exemption from registration under the 1933 Act, or in a registered public offering.  The Advisor has the ability to deem restricted securities as liquid. To enable the Company to sell its holdings of a restricted security not registered  under the 1933 Act, the Company may have to cause those securities to be registered.  When the Company must arrange registration because the  Company  wishes to sell the  security,  a  considerable  period  may elapse between  the time the  decision  is made to sell the  security  and the time the security is  registered  so that the Company can sell it. The Company would bear the risks of any downward price fluctuation during that period.

     In recent  years,  a large  institutional  market has developed for certain securities  that are not  registered  under  the  1933  Act,  including  private placements,  repurchase  agreements,  commercial paper,  foreign  securities and corporate bonds and notes.  These  instruments are often  restricted  securities because the securities are either themselves exempt from registration or sold in transactions  not  requiring  registration,  such  as  Rule  144A  transactions.
Institutional investors generally will not seek to sell these instruments to the general  public,  but instead will often  depend on an  efficient  institutional market in which such  unregistered  securities  can be  readily  resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

                                      S-7

     Rule  144A  under  the  1933  Act  establishes  a "safe  harbor"  from  the registration  requirements of the 1933 Act for resales of certain  securities to qualified institutional buyers.  Institutional markets for restricted securities that exist or may  develop  as a result of Rule 144A may  provide  both  readily ascertainable  values for restricted  securities and the ability to liquidate an investment.  An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Company,  however, could affect adversely the marketability of such portfolio  securities and the Company might be unable to dispose of such securities promptly or at reasonable prices.

     The Company may also invest in securities  that may not be restricted,  but are  thinly-traded.  Although  securities of certain MLPs on the NYSE, the AMEX, the NASDAQ  National  Market or other  securities  exchanges  or  markets,  such securities may have a lower trading  volume less than those of larger  companies due  to  their  relatively  smaller  capitalizations.  Such  securities  may  be difficult to dispose of at a fair price  during times when the Company  believes it is desirable to do so.  Thinly-traded  securities  are also more difficult to value and the Advisor's  judgment as to value will often be given greater weight than market  quotations,  if any exist. If market  quotations are not available,
thinly-traded   securities   will  be  valued  in  accordance   with  procedures
established by the Board.  Investment of the Company's  capital in thinly-traded securities  may  restrict  the  Company's  ability to take  advantage  of market opportunities.  The  risks  associated  with  thinly-traded  securities  may  be particularly acute in situations in which the Company's  operations require cash and could  result in the  Company  borrowing  to meet its  short  term  needs or incurring losses on the sale of thinly-traded securities.

     Debt  Securities.  The  Company  may invest up to 20% of its assets in debt securities,  including  certain  securities  rated below investment grade ("junk bonds").  The Company's  debt  securities  may have fixed or variable  principal payments and all types of interest  rate and  dividend  payment and reset terms, including  fixed rate,  adjustable  rate,  zero  coupon,  contingent,  deferred, payment in kind and auction rate features. If a security satisfies the Company's minimum rating criteria at the time of purchase and is  subsequently  downgraded below such rating, the Company will not be required to dispose of such security.
If a downgrade occurs, the Advisor will consider what action, including the sale of such security, is in the best interest of the Company and its stockholders.

     Below Investment Grade Debt Securities. The Company may invest up to 20% of the Company's assets in below investment grade securities.  The below investment grade debt  securities in which the Company  invests are rated from B3 to Ba1 by
Moody's,  from B- to BB+ by S&P's,  are comparably  rated by another  nationally recognized  rating agency or are unrated but  determined by the Advisor to be of comparable quality.

     Investment in below investment grade securities  involves  substantial risk of loss. Below investment grade debt securities or comparable unrated securities are  commonly  referred  to as "junk  bonds"  and are  considered  predominantly speculative  with respect to the issuer's  ability to pay interest and principal and are  susceptible  to  default  or  decline  in market  value due to  adverse economic and business developments.  The market values for high yield securities tend to be very volatile,  and these  securities are less liquid than investment grade debt  securities.  For these  reasons,  your  investment in the Company is subject to the following specific risks:

     -    increased  price  sensitivity  to  changing  interest  rates  and to a deteriorating economic environment;

     -    greater risk of loss due to default or declining credit quality;

     -    adverse  company  specific events are more likely to render the issuer unable to make interest and/or principal payments; and

     -    if a negative  perception  of the below  investment  grade debt market develops,  the price and  liquidity  of below  investment  grade  debt securities may be depressed. This negative perception could last for a significant period of time.

     Adverse  changes  in  economic  conditions  are  more  likely  to lead to a weakened  capacity of a below  investment  grade debt  issuer to make  principal payments and interest  payments than an investment  grade issuer.  The principal amount of below investment grade securities  outstanding has proliferated in the past decade as an increasing  number of issuers have used below investment grade securities for corporate  financing.  An economic downturn could severely affect the ability of highly leveraged  issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries, such as the natural resource infrastructure industry, could adversely  affect the  ability of below  investment  grade debt  issuers in that industry to meet their  obligations.  The market  values of lower  quality  debt securities  tend to reflect  individual  developments of the issuer to a greater extent than do higher quality securities,  which react primarily to fluctuations in the general level of interest rates.  Factors having an adverse impact on the market  value of lower  quality  securities  may have an  adverse  effect on the
Company's  net  asset  value  and the  market  value of its  Common  Shares.  In addition, the Company may incur additional expenses to the extent it is required to seek  recovery  upon a default in payment of  principal  or  interest  on its portfolio  holdings.  In certain  circumstances,  the Company may

                                      S-8

be  required  to  foreclose  on an issuer's  assets and take  possession  of its
property  or  operations.  In  such  circumstances,   the  Company  would  incur
additional  costs in disposing  of such assets and  potential  liabilities  from operating any business acquired.

     The secondary  market for below  investment  grade securities may not be as liquid as the secondary market for more highly rated securities,  a factor which may have an adverse  effect on the Company's  ability to dispose of a particular security when necessary to meet its liquidity needs.  There are fewer dealers in
the  market  for  below   investment  grade  securities  than  investment  grade
obligations.  The prices quoted by different dealers may vary  significantly and the spread  between the bid and asked price is generally  much larger than those for higher quality instruments. Under adverse market or economic conditions, the secondary market for below  investment grade securities could contract  further, independent  of any specific  adverse  changes in the  condition of a particular issuer,  and these  instruments may become  illiquid.  As a result,  the Company could find it more difficult to sell these securities or may be able to sell the securities  only at prices  lower than if such  securities  were widely  traded.
Prices realized upon the sale of such lower rated or unrated  securities,  under these  circumstances,  may be less  than  the  prices  used in  calculating  the
Company's net asset value.

     Because  investors   generally   perceive  that  there  are  greater  risks
associated  with lower quality debt  securities of the type in which the Company may invest a portion of its assets, the yields and prices of such securities may tend to  fluctuate  more than those for higher  rated  securities.  In the lower quality  segments  of the debt  securities  market,  changes in  perceptions  of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

     The  Company  will  not  invest  in  distressed,   below  investment  grade
securities  (those  that  are  in  default  or  the  issuers  of  which  are  in bankruptcy).  If a debt security  becomes  distressed while held by the Company, the Company may be required to bear certain  extraordinary  expenses in order to protect and recover its investment if it is recoverable at all.

     See  Appendix  A  to  this  statement  of  additional   information  for  a
description of Moody's, S&P's and Fitch's ratings.

     Commercial  Paper. The Company may invest in commercial  paper.  Commercial paper is a debt obligation  usually issued by corporations  and may be unsecured or secured by letters of credit or a surety  bond.  Commercial  paper is usually repaid at  maturity  by the issuer  from the  proceeds  of the  issuance  of new commercial paper. As a result,  investment in commercial paper is subject to the risk that the issuer  cannot  issue enough new  commercial  paper to satisfy its outstanding commercial paper, also known as rollover risk.

     Asset-backed  commercial  paper is a debt obligation  generally issued by a
corporate-sponsored   special  purpose  entity  to  which  the  corporation  has contributed  cash-flowing  receivables  like credit card  receivables,  auto and equipment leases, and other receivables.  Investment in asset-backed  commercial paper is subject to the risk that insufficient  proceeds from the projected cash flows of the  contributed  receivables  are  available  to repay the  commercial paper.

     U.S.  Government  Securities.  The  Company  may invest in U.S.  Government
Securities.  There  are two broad  categories  of U.S.  Government-related  debt instruments:  (a) direct  obligations of the U.S.  Treasury,  and (b) securities issued or guaranteed by U.S. Government agencies.

     Examples of direct  obligations  of the U.S.  Treasury are Treasury  Bills,
Notes,  Bonds and other  debt  securities  issued  by the U.S.  Treasury.  These instruments are backed by the "full faith and credit" of the United States. They differ  primarily in interest  rates,  the length of maturities and the dates of issuance.  Treasury Bills have original maturities of one year or less. Treasury
Notes have original  maturities of one to ten years and Treasury Bonds generally have original maturities of greater than ten years.

     Some  agency  securities  are  backed by the full  faith and  credit of the
United  States and others are backed  only by the rights of the issuer to borrow from the U.S.  Treasury  (such as  Federal  Home  Loan Bank  Bonds  and  Federal
National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer.
With respect to securities supported only by the credit of the issuing agency or by an additional  line of credit with the U.S.  Treasury,  there is no guarantee that  the  U.S.  Government  will  provide  support  to such  agencies  and such securities may involve risk of loss of principal and interest.

     Repurchase Agreements.  The Company may enter into "repurchase  agreements"
backed by U.S.  Government  Securities.  A repurchase  agreement arises when the
Company  purchases  a  security  and  simultaneously  agrees to resell it to the vendor at an agreed  upon  future  date.  The resale  price is greater  than the purchase  price,  reflecting  an  agreed  upon  market  rate of  return  that is effective  for the period of time the Company holds the security and that is not related to the coupon rate on the purchased security.  Such

                                      S-9

agreements  generally  have  maturities of not more than seven days and could be used to  permit  the  Company  to earn  interest  on assets  awaiting  long term investment. The Company requires continuous maintenance by the custodian for the
Company's  account  in  the  Federal   Reserve/Treasury  Book  Entry  System  of
collateral  in an amount  equal to, or in excess  of,  the  market  value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing  in more than seven days are  considered  illiquid  securities.  In the event of a bankruptcy  or other  default of a seller of a repurchase  agreement, the Company could experience both delays in liquidating the underlying  security and  losses,  including:  (a)  possible  decline in the value of the  underlying security  during  the  period  while the  Company  seeks to  enforce  its rights thereto;  (b) possible  subnormal  levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

     Reverse  Repurchase   Agreements.   The  Company  may  enter  into  reverse
repurchase  agreements for temporary  purposes with banks and securities dealers if the  creditworthiness of the bank or securities dealer has been determined by the Advisor to be satisfactory.  A reverse repurchase  agreement is a repurchase agreement  in which the Company is the seller of,  rather than the  investor in, securities and agrees to repurchase them at an agreed-upon  time and price.  Use of a reverse repurchase  agreement may be preferable to a regular sale and later repurchase of securities  because it avoids certain market risks and transaction costs.

     At the time when the Company  enters into a reverse  repurchase  agreement, liquid assets (cash,  U.S.  Government  Securities  or other  "high-grade"  debt obligations)  of the  Company  having a value at least as great as the  purchase price of the  securities to be purchased  will be segregated on the books of the
Company and held by the custodian  throughout the period of the obligation.  The use of reverse  repurchase  agreements  by the Company  creates  leverage  which increases the Company's  investment  risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, the Company's earnings or net asset value will  increase  faster than  otherwise  would be the case;  conversely,  if the income and gains fail to exceed the cost, earnings or net asset  value would  decline  faster than  otherwise  would be the case.  The
Company intends to enter into reverse  repurchase  agreements only if the income from the  investment  of the proceeds is expected to be greater than the expense of the  transaction,  because the  proceeds  are invested for a period no longer than the term of the reverse repurchase agreement.

     Margin Borrowing. Although it does not currently intend to, the Company may in the  future  use  margin  borrowing  of up to 33 1/3%  of  total  assets  for investment  purposes when the Advisor believes it will enhance  returns.  Margin borrowings by the Company create certain  additional risks. For example,  should the securities that are pledged to brokers to secure margin accounts  decline in value,  or should  brokers  from which the Company has borrowed  increase  their maintenance margin  requirements (i.e., reduce the percentage of a position that can be financed), then the Company could be subject to a "margin call," pursuant to which it must  either  deposit  additional  funds  with the  broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value.  In the event of a  precipitous  drop in the  value of the  assets of the
Company,  it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer  mandatory  liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons,  the  use  of  borrowings  for  investment  purposes  is  considered  a speculative  investment  practice.  Any use of margin  borrowing  by the Company would be subject to the asset coverage  requirements  discussed  earlier in this statement of additional information. See "Investment Limitations."

     Interest Rate Transactions.  In an attempt to reduce the interest rate risk arising from the Company's leveraged capital structure,  the Company may, but is not obligated to, enter into interest rate  transactions such as swaps, caps and floors. The use of interest rate transactions is a highly  specialized  activity that involves  investment  techniques and risks different from those  associated with ordinary  portfolio  security  transactions.  In an interest rate swap, the
Company  would agree to pay to the other party to the interest  rate swap (which is known  as the  "counterparty")  a fixed  rate  payment  in  exchange  for the counterparty  agreeing to pay to the  Company a variable  rate  payment  that is intended to approximate  the Company's  variable rate payment  obligation on any variable rate borrowings or preferred  stock. The payment  obligations  would be based on the notional  amount of the swap.  In an interest rate cap, the Company would pay a premium to the  counterparty  to the  interest  rate cap and, to the extent that a specified variable rate index exceeds a predetermined  fixed rate, it would receive from the  counterparty  payments of the difference based on the notional  amount of such cap. In an interest  rate floor,  the Company  would be entitled  to  receive,  to the  extent  that a  specified  index  falls  below a predetermined interest rate, payments of interest on a notional principal amount from the party  selling  the  interest  rate  floor.  Depending  on the state of interest rates in general, the Company's use of interest rate transactions could enhance or decrease  Distributable  Cash Flow available to the Common Shares. To the extent there is a decline in interest rates,  the value of the interest rate transactions could decline, and could result in a decline in the net asset value of the Common  Shares.  In addition,  if the  counterparty  to an interest  rate transaction  defaults,  the Company would not be able to use the anticipated net receipts  under the interest rate  transaction  to offset the Company's  cost of financial leverage.

     Delayed-Delivery  Transactions.  Securities  may be  bought  and  sold on a delayed-delivery or when-issued basis.  Delayed-Delivery  transactions involve a commitment to purchase or sell specific  securities at a predetermined  price or yield,  with payment and delivery

                                      S-10

taking place after the  customary  settlement  period for that type of security.
Typically, no interest accrues to the purchaser until the security is delivered.
The  Company  may  receive  fees  or  price   concessions   for  entering   into
delayed-delivery transactions.

     When  purchasing  securities  on a  delayed-delivery  basis,  the purchaser assumes  the rights  and risks of  ownership,  including  the risks of price and yield  fluctuations  and the  risk  that the  security  will  not be  issued  as anticipated.  Because  payment  for the  securities  is not  required  until the delivery  date,  these risks are in addition  to the risks  associated  with the
Company's investments.  If the Company remains substantially fully invested at a time when  delayed-delivery  purchases  are  outstanding,  the  delayed-delivery purchases may result in a form of leverage. When delayed-delivery  purchases are outstanding,  the  Company  will  set  aside  appropriate  liquid  assets  in  a segregated custodial account to cover its purchase obligations. When the Company has  sold  a  security  on  a  delayed-delivery  basis,  the  Company  does  not participate  in further  gains or losses with  respect to the  security.  If the other party to a  delayed-delivery  transaction  fails to deliver or pay for the securities,  the Company could miss a favorable  price or yield  opportunity  or suffer a loss.

     Securities  Lending.  The Company may lend  securities  to parties  such as broker-dealers or institutional investors. Securities lending allows the Company to retain  ownership  of the  securities  loaned and, at the same time,  to earn additional  income.  Since  there  may be  delays  in  the  recovery  of  loaned securities,  or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Advisor to be of good credit and legal standing. Furthermore, loans of securities will only be made if, in the Advisor's  judgment,  the  consideration  to be earned from such loans would justify the risk.

     The Advisor  understands  that it is the current view of the SEC staff that the Company may engage in loan transactions only under the following conditions:
(1)  the  Company  must  receive  100%  collateral  in the  form of cash or cash equivalents  (e.g.,  U.S.  Treasury  bills or notes) from the borrower;  (2) the borrower  must  increase  the  collateral  whenever  the  market  value  of  the securities  loaned  (determined  on a daily  basis) rises above the value of the collateral;  (3) after giving notice,  the Company must be able to terminate the loan at any time; (4) the Company must receive  reasonable  interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market  value;  (5)  the  Company  may pay  only  reasonable  custodian  fees in connection  with the loan; and (6) the Board must be able to vote proxies on the securities  loaned,  either  by  terminating  the  loan or by  entering  into an alternative arrangement with the borrower.

     Defensive  and  Temporary  Investments.  Under  adverse  market or economic conditions or pending investment of offering or leverage  proceeds,  the Company may invest up to 100% of its total assets in securities  issued or guaranteed by the U.S.  Government  or its  instrumentalities  or  agencies,  short-term  debt securities,  certificates  of  deposit,  bankers'  acceptances  and  other  bank obligations,  commercial  paper rated in the highest category by a rating agency or other fixed income  securities  deemed by the Advisor to be consistent with a defensive  posture,  or may hold  cash.  The  Advisor  also may  invest  in such instruments  to meet working  capital needs  including,  but not limited to, the need for collateral in connection with certain investment techniques,  to hold a reserve pending payment of dividends, and to facilitate the payments of expenses and  settlement of trades.  The yield on such  securities  may be lower than the returns on MLP securities or yields on lower rated fixed income  securities.  To the extent the Company  uses this  strategy,  it may not achieve its  investment objective.

                            MANAGEMENT OF THE COMPANY

Directors and Officers

     The business and affairs of the Company are managed  under the direction of the Board of Directors.  Accordingly,  the Company's Board of Directors provides broad supervision over the affairs of the Company,  including supervision of the duties performed by the Advisor. The officers of the Company are responsible for the Company's  day-to-day  operations.  The names, ages and addresses of each of the  directors  and  officers  of the  Company,  together  with their  principal occupations  and other  affiliations  during the past five years,  are set forth below.  Each  director and officer will hold office until his  successor is duly elected and qualified,  or until he resigns or is removed in the manner provided by law. Unless otherwise indicated,  the address of each director and officer is
10801 Mastin  Boulevard,  Overland Park, Kansas 66210. The Board of Directors of
the Company  consists of a majority of directors who are not interested  persons
(as defined in the 1940 Act) of the Advisor or its affiliates.

                                      S-11

                              POSITION(S) HELD                                         NUMBER OF
                                WITH COMPANY,                   PRINCIPAL            PORTFOLIOS IN               OTHER BOARD
                               TERM OF OFFICE                  OCCUPATION             FUND COMPLEX                POSITIONS
                                AND LENGTH OF                    DURING               OVERSEEN BY                  HELD BY
       NAME AND AGE              TIME SERVED                 PAST FIVE YEARS           DIRECTOR                   DIRECTOR

Independent Directors
Conrad S. Ciccotello, 44     Director since 2005         Associate Professor of            3                 Tortoise Energy
                                                         Risk Management and                                 Infrastructure
                                                         Insurance, Robinson                                 Corporation
                                                         College of Business,                                (closed-end investment
                                                         Georgia State                                       company); and Tortoise
                                                         University; Director of                             North American Energy
                                                         Graduate Personal                                   Corporation
                                                         Financial Planning                                  (closed-end investment
                                                         Programs; Editor,                                   company)¹
                                                         "Financial Services
                                                         Review" (an academic
                                                         journal dedicated to the
                                                         study of individual
                                                         financial management).
                                                         Formerly, faculty
                                                         member, Pennsylvania
                                                         State University

John R. Graham, 59           Director since 2005         Executive-in-Residence            3                 Erie Indemnity
                                                         and Professor of                                    Company; Erie Family
                                                         Finance, College of                                 Life Insurance
                                                         Business Administration,                            Company; Kansas State
                                                         Kansas State University                             Bank; Tortoise Energy
                                                         (has served as a                                    Infrastructure
                                                         professor or adjunct                                Corporation
                                                         professor since 1970);                              (closed-end investment
                                                         Chairman of the Board,                              company); and Tortoise
                                                         President and CEO,                                  North American Energy
                                                         Graham Capital                                      Corporation
                                                         Management, Inc. and                                (closed-end investment
                                                         Owner of Graham                                     company)¹
                                                         Ventures.  Formerly,
                                                         CEO, Kansas Farm Bureau
                                                         Financial Services,
                                                         including seven
                                                         affiliated insurance or
                                                         financial service
                                                         companies (1979-2000).

Charles E. Heath, 62         Director since 2005         Retired in 1999,                  3                 Tortoise Energy
                                                         Formerly Chief                                      Infrastructure
                                                         Investment Officer,                                 Corporation
                                                         General Electric's                                  (closed-end investment
                                                         Employers Reinsurance                               company); and Tortoise
                                                         Corporation                                         North American Energy
                                                         (1989-1999).  CFA since                             Corporation
                                                         1974.                                               (closed-end investment
                                                                                                             company)¹

                                      S-12

Interested Directors and Officers²
H. Kevin Birzer, 45          Director and Chairman of    Partner/Senior Analyst,           3                 Tortoise Energy
                             the Board since 2005        Fountain Capital                                    Infrastructure
                                                         (1990-present); Managing                            Corporation
                                                         Director of the                                     (closed-end investment
                                                         Advisor.  Formerly Vice                             company); and Tortoise
                                                         President, Corporate                                North American Energy
                                                         Finance Department,                                 Corporation
                                                         Drexel Burnham Lambert                              (closed-end investment
                                                         (1986-1989); Vice                                   company)²
                                                         President, F. Martin
                                                         Koenig & Co.
                                                         (1983-1986).

Terry C. Matlack, 48         Director, Treasurer and     Managing Director, KCEP           3                 Trendstar Investments
                             Chief Financial Officer     (2001-present); Managing                            (open-end small
                             since 2005                  Director of the                                     capital investment
                                                         Advisor.  Formerly                                  fund); Tortoise Energy
                                                         President, GreenStreet                              Infrastructure
                                                         Capital (1998-2001).                                Corporation
                                                                                                             (closed-end investment
                                                                                                             company); and North
                                                                                                             American Energy
                                                                                                             Corporation
                                                                                                             (closed-end investment
                                                                                                             company)²

David J. Schulte, 43         President and Chief         Managing Director, KCEP           3                 None
                             Executive Officer since     (1993-present); Managing
                             2005                        Director of the
                                                         Advisor.  CFA since
                                                         1992; Member, Corporate
                                                         Governance Task Force of
                                                         CFA Institute.

Zachary A. Hamel, 38         Secretary since 2005        Partner/Senior Analyst            3                 None
                                                         with Fountain Capital
                                                         (1997-present); Managing
                                                         Director of the Advisor.

Kenneth P. Malvey, 39        Assistant Treasurer since   Partner/Senior Analyst,           3                 None
                             2005                        Fountain Capital
                                                         Management
                                                         (2002-present); Managing
                                                         Director of the
                                                         Advisor.  Formerly,
                                                         Investment Risk Manager
                                                         and member of the Global
                                                         Office of Investments,
                                                         GE Capital's Employers
                                                         Reinsurance Corporation
                                                         (1996-2002).

                                      S-13

     ¹The  Advisor  also  serves  as  investment   advisor  to  Tortoise  Energy
Infrastucture Corporation and Tortoise North American Energy Corporation.
     ²As a result of their  respective  positions  held with the  Advisor or its
affiliates,  these  individuals,  other  than  [____________],   are  considered
"interested persons" of the Company within the meaning of the 1940 Act.

     The Company has an audit  committee that consists of three directors of the
Company (the "Audit Committee") who are not "interested  persons" of the Company within  the  meaning  of the  1940  Act  ("Independent  Directors").  The  Audit
Committee members are Charles E. Heath (Chairman,  Conrad S. Ciccotello and John
R. Graham. The Audit Committee's function is to oversee the Company's accounting policies,  financial  reporting and internal control system. The Audit Committee makes  recommendations  regarding the selection of  independent  auditors of the
Company,  reviews the independence of such firm,  reviews the scope of the audit and internal controls, considers and reports to the Board on matters relating to the Company's  accounting and financial reporting  practices,  and performs such other tasks as the full Board deems necessary or appropriate.

     As  the  Company  is a  newly-organized  closed-end  management  investment company,  no  meetings  of the above  committees  have been held in the  current fiscal year.

     Directors  and  officers of the Company who are  interested  persons of the
Advisor or the  Administrator  will  receive no salary or fees from the Company.
Each  Independent  Director is  expected  to receive  from the Company an annual retainer of $_____ ($_____ for the Chairman of the Audit Committee) and a fee of
$_____ (and reimbursement for related expenses) for each meeting of the Board or committee meeting he or she attends. Each Independent Director will also receive
$____ for each  telephone  committee  meeting.  No director  or officer  will be entitled to receive pension or retirement benefits from the Company.

     The table  below sets forth the  estimated  compensation  to be paid to the directors  by the  Company  for the  period  beginning  on the  commencement  of operations and ending on  ______________,  2005. As of date of this statement of additional  information,  the  Company  was  not  operational  and  did  not pay compensation to the directors.

NAME AND POSITION WITH THE COMPANY      AGGREGATE COMPENSATION FROM THE COMPANY*
INDEPENDENT DIRECTORS
Conrad S. Ciccotello..............
John R. Graham....................
Charles E. Heath..................
INTERESTED DIRECTORS
H. Kevin Birzer...................                        $0
Terry C. Matlack..................                        $0

_________
*    Because the Company has not completed  its first fiscal year,  compensation is  estimated  based upon  payments  to be made by the  Company  during the current fiscal year.

     The  following  table  sets  forth the  dollar  range of equity  securities beneficially  owned  by each  director  in the  Company  as of the  date of this statement of additional information.

                                           AGGREGATE DOLLAR RANGE OF
     NAME OF DIRECTOR          COMPANY SECURITIES BENEFICIALLY OWNED BY DIRECTOR
INDEPENDENT DIRECTORS
Conrad S. Ciccotello.....
John R. Graham...........
Charles E. Heath.........
INTERESTED DIRECTORS
H. Kevin Birzer..........
Terry C. Matlack.........

Control Persons

     [_______] individuals, (the "Subscribers") provided the initial capital for the  Company  by  purchasing  [_________]  Common  Shares  of  the  Company  for
[$_________].

                                      S-14

     The initial seed capital for the Company was contributed by the Subscribers in exchange for common stock of the Company at a price per share of $____, which amounts to the public offering price less the underwriting discount. The Company is  bearing  all of its  organizational  costs and none of such  costs are being reimbursed  by  the  Advisor.  As  required  by  generally  accepted  accounting principles,  organizational  costs  must  be  expensed  as  they  are  incurred.
Accordingly,  the  Company's  net asset value prior to the offering has declined due to organizational  costs expensed to date. (At _____________,  2005, the net asset value per share was $_____.) The Company's shares are being offered to the public at $25.00  per  share.  Because  of the  premium  of the  offering  price relative to the  Company's net asset value  immediately  preceding the offering, the Subscribers will  substantially  benefit from the completion of the offering and have a financial  stake in the success of the  offering.  The  Company's net asset value after the offering, based on the public offering price, underwriting discount and projected offering and organization costs, is expected to be in the range of $________ - $_______.  All of the  Subscribers  are  affiliates  of the
Company.

     As of the date of this Statement of Additional Information, the Subscribers owned 100% of the  outstanding  Common Shares.  The Subscribers may be deemed to control the Company until such time as they own less than 25% of the outstanding shares of the Company.

     The table  below  lists each  person  who owns five  percent or more of the
Company's outstanding securities:

    NAME                            ADDRESS                  TYPE OF OWNERSHIP      % OF OWNERSHIP
                  10801 Mastin Blvd., Overland Park, KS          Beneficial
                  10801 Mastin Blvd., Overland Park, KS          Beneficial
                  10801 Mastin Blvd., Overland Park, KS          Beneficial
                  10801 Mastin Blvd., Overland Park, KS          Beneficial
                  10801 Mastin Blvd., Overland Park, KS          Beneficial
                  10801 Mastin Blvd., Overland Park, KS          Beneficial
                  10801 Mastin Blvd., Overland Park, KS          Beneficial
                  10801 Mastin Blvd., Overland Park, KS          Beneficial

__________
*    As of the date of this  Statement of Additional  Information,  the officers and  directors  of the  Company,  as a group,  own  ____% of the  Company's outstanding securities.

Indemnification of Directors and Officers

     Maryland  law  permits a Maryland  corporation  to include in its charter a
provision   limiting  the  liability  of  its  directors  and  officers  to  the corporation  and  its  stockholders  for  money  damages  except  for  liability resulting  from (a) actual  receipt of an  improper  benefit or profit in money,
property  or  services  or  (b)  active  and  deliberate   dishonesty  which  is
established by a final  judgment as being  material to the cause of action.  The
Charter  contains such a provision  which  eliminates  directors'  and officers'
liability to the maximum extent permitted by Maryland law.

     The Charter  authorizes  the Company,  to the maximum  extent  permitted by
Maryland law and the 1940 Act, to obligate  itself to  indemnify  any present or former  director  or  officer or any  individual  who,  while a director  of the
Company  and at the  request  of  the  Company,  serves  or has  served  another corporation,  real estate investment trust,  partnership,  joint venture, trust, employee  benefit plan or other  enterprise as a director,  officer,  partner or trustee, from and against any claim or liability to which that person may become subject  or which  that  person  may incur by  reason of his or her  status as a present or former director or officer of the Company and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.  The
Bylaws obligate the Company, to the maximum extent permitted by Maryland law and the 1940 Act,  to  indemnify  any  present or former  director or officer or any individual  who,  while a  director  of the  Company  and at the  request of the
Company, serves or has served another corporation, real estate investment trust, partnership,  joint venture, trust, employee benefit plan or other enterprise as a  director,  officer,  partner  or  trustee  and  who is  made a  party  to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become  subject or which that person may incur by reason of his or her  status  as a present  or former  director  or officer of the Company and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Charter and Bylaws also permit the  Company  to  indemnify  and  advance  expenses  to any  person who served a predecessor  of the  Company in any of the  capacities  described  above and any employee or agent of the Company or a predecessor of the Company.

     Maryland law requires a corporation (unless its charter provides otherwise, which the Company's Charter does not) to indemnify a director or officer who has been  successful in the defense of any proceeding to which he is made a party by reason of his service in

                                      S-15

that  capacity.  Maryland law permits a corporation to indemnify its present and former  directors and  officers,  among others,  against  judgments,  penalties, fines,  settlements  and  reasonable  expenses  actually  incurred  by  them  in connection  with any  proceeding  to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the  director  or officer was  material to the matter  giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and  deliberate  dishonesty,  (b) the  director  or  officer  actually received an improper  personal benefit in money,  property or services or (c) in the case of any  criminal  proceeding,  the  director or officer had  reasonable cause to believe that the act or omission was unlawful.  However, under Maryland law, a Maryland  corporation may not indemnify for an adverse judgment in a suit by or in the right of the  corporation  or for a judgment  of  liability  on the basis that personal  benefit was  improperly  received,  unless in either case a court orders  indemnification and then only for expenses. In addition,  Maryland law  permits a  corporation  to advance  reasonable  expenses  to a director  or officer  upon the  corporation's  receipt  of (a) a written  affirmation  by the director  or officer of his good faith  belief  that he has met the  standard of conduct  necessary  for  indemnification  by the  corporation  and (b) a written undertaking  by him or on his behalf to repay the amount paid or  reimbursed  by the corporation if it is ultimately  determined that the standard of conduct was not met.

Investment Adviser and Accounting Services Provider

     Tortoise Capital Advisors,  LLC, a Delaware limited liability company, will serve as the  investment  advisor  to the  Company.  The  Advisor  was formed in
October 2002 and has been managing  investments in portfolios of MLPs since that time. The Advisor also manages the investments of Tortoise Energy Infrastructure
Corporation ("TYG"),  which began operations in February 2004. TYG, whose shares
trade  on  the  New  York  Stock   exchange   under  the  symbol  "TYG",   is  a
non-diversified,  closed-end  management  investment company that was created to invest principally in MLPs in the energy  infrastructure  sector. As of February
28, 2005, the Advisor had client assets under management of  approximately  $760 million including TYG. The Advisor is located at 10801 Mastin  Boulevard,  Suite
222, Overland Park, Kansas 66210.

     Pursuant to an Investment  Advisory  Agreement (the "Advisory  Agreement"),
the  Advisor  shall,  subject to overall  supervision  by the Board,  manage the investments of the Company.  The Advisor will regularly provide the Company with investment  research  advice and  supervision  and will furnish  continuously an investment program for the Company, consistent with the investment objective and policies of the Company.

     Day-to-day management of the Company's portfolio will be the responsibility of the Advisor's investment committee,  which consists of Messrs. Birzer, Hamel,
Malvey, Matlack and Schulte. Messrs. Matlack and Schulte are full-time employees of the Advisor. The other members of the investment committee are affiliates of, but not  employees of, the Advisor.  Members of the  investment  committee  have significant responsibilities with Kansas City Equity Partners LC ("KCEP") and/or
Fountain  Capital  Management,  L.L.C ("Fountain  Capital").  All members of the
Investment  Committee  have  undertaken to provide such services as necessary to fulfill the obligations of the Advisor to the Company.

     The following table provides  information about other accounts managed on a day-to-day basis by each of the portfolio managers as of February 28, 2005.

                                                 NUMBER OF
                          NUMBER OF OTHER      OTHER POOLED    NUMBER      NUMBER OF ACCOUNTS MANAGED IN WHICH
          NAME               REGISTERED         INVESTMENT    OF OTHER        THE ADVISORY FEE IS BASED ON
           OF            INVESTMENT COMPANY      VEHICLES     ACCOUNTS     PERFORMANCE OF THE ACCOUNT AND THE
        MANAGER           ACCOUNTS MANAGED        MANAGED      MANAGED      AND TOTAL ASSETS IN SUCH ACCOUNTS

H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry C. Matlack
David J. Schulte

     The  following  table  sets  forth the  dollar  range of equity  securities beneficially  owned  by each of the  portfolio  managers  as of the date of this statement of additional information.

                                             AGGREGATE DOLLAR RANGE OF
   NAME OF MANAGER              COMPANY SECURITIES BENEFICIALLY OWNED BY MANAGER
   H. Kevin Birzer

                                      S-16

   Zachary A. Hamel
   Kenneth P. Malvey
   Terry C. Matlack
   David J. Schulte

     Messrs.  Schulte  and Matlack are  full-time  employees  of the Advisor and receive a fixed salary for the services they provide. Fountain Capital is paid a fixed monthly fee,  subject to adjustment,  for the services of Messrs.  Birzer,
Hamel or Malvey. Each of Messrs. Schulte,  Matlack, Birzer, Hamel and Malvey own
an equity  interest in either KCEP or Fountain  Capital,  the two entities  that control the Advisor,  and each thus benefits from increases in the net income of the Advisor.

     In addition to portfolio management services, the Advisor will be obligated to  supply  the Board and  officers  of the  Company  with  certain  statistical information and reports, to oversee the maintenance of various books and records and to arrange for the  preservation  of records in accordance  with  applicable federal  law and  regulations.  Under the  Investment  Advisory  Agreement,  the
Company  will pay to the Advisor  quarterly,  as  compensation  for the services rendered and expenses paid by it, a fee equal on an annual basis to 0.95% of the
Company's average monthly Managed Assets.  Managed Assets means the total assets of the  Company  (including  any assets  attributable  to  leverage  that may be outstanding) minus accrued  liabilities other than (i) deferred taxes, (ii) debt entered  into for the purpose of leverage  and (iii) the  aggregate  liquidation preference of any outstanding preferred stock.

     Because the management fees paid to the Advisor are based upon a percentage of the Company's Managed Assets,  fees paid to the Advisor will be higher if the
Company is leveraged;  thus,  the Advisor will have an incentive to leverage the
Company.  Because the fee reimbursement agreement is based on Managed Assets, to the extent the Company is engaged in leverage,  the gross  dollar  amount of the
Advisor's  fee  reimbursement  obligations  to the Company  will  increase.  The
Advisor  intends to leverage the Company only when it believes it will serve the best interests of the stockholders. The Company's average monthly Managed Assets are determined  for the purpose of calculating  the management fee by taking the average of the monthly  determinations of Managed Assets during a given calendar quarter.  The fees are payable for each calendar quarter within five (5) days of the end of that quarter.

     The  Advisory  Agreement  provides  that the Company  will pay all expenses other than those expressly  stated to be payable by the Advisor,  which expenses payable by the Company shall include,  without implied limitation:  (1) expenses of maintaining  the Company and  continuing its existence and related  overhead, including,  to the extent  services  are provided by personnel of the Advisor or its affiliates, office space and facilities and personnel compensation, training and  benefits,  (2)  registration  of  the  Company  under  the  1940  Act,  (3)
commissions,  spreads,  fees and other expenses  connected with the acquisition, holding and disposition of securities and other investments  including placement and similar fees in connection with direct placements  entered into on behalf of the  Company,  (4)  auditing,  accounting  and  legal  expenses,  (5)  taxes and interest,  (6) governmental  fees, (7) expenses of listing shares of the Company with a stock exchange,  and expenses of issue,  sale,  repurchase and redemption
(if any) of interests in the Company,  including  expenses of conducting  tender
offers  for  the  purpose  of  repurchasing   Common  Shares,  (8)  expenses  of
registering  and  qualifying  the Company and its shares under federal and state securities  laws  and  of  preparing  and  filing  registration  statements  and
amendments  for  such   purposes,   (9)  expenses  of  reports  and  notices  to
stockholders and of meetings of stockholders and proxy  solicitations  therefor,
(10)  expenses  of  reports  to  governmental  officers  and  commissions,  (11)
insurance  expenses,  (12) association  membership dues, (13) fees, expenses and disbursements  of custodians and  subcustodians  for all services to the Company
(including  without  limitation  safekeeping  of  funds,  securities  and  other investments,  keeping of books,  accounts and records,  and determination of net asset  values),  (14) fees,  expenses  and  disbursements  of  transfer  agents, dividend and interest paying agents, stockholder servicing agents and registrars for all services to the Company,  (15) compensation and expenses of directors of the Company who are not members of the Advisor's organization,  (16) pricing and valuation  services  employed  by the  Company,  (17) all  expenses  incurred in connection with  leveraging of the Company's  assets through a line of credit or other  indebtedness  or  issuing  and  maintaining  preferred  shares,  (18) all expenses  incurred in connection  with the  organization  of the Company and the
initial  public  offering  of  the  Company's  Common  Shares,   and  (19)  such
non-recurring items as may arise, including expenses incurred in connection with litigation,  proceedings  and  claims  and  the  obligation  of the  Company  to indemnify its directors, officers and stockholders with respect thereto.

     The Advisory  Agreement provides that the Advisor will not be liable in any way for any default,  failure or defect in any of the securities  comprising the
Company's  portfolio  if it has  satisfied  the duties and the standard of care, diligence and skill set forth in the Advisory  Agreement.  However,  the Advisor shall be liable  to the  Company  for any loss,  damage,  claim,  cost,  charge, expense or liability resulting from the Advisor's willful misconduct,  bad faith or gross  negligence  or  disregard  by the Advisor of the  Advisor's  duties or standard of care,  diligence and skill set forth in the Advisory  Agreement or a material  breach or  default of the  Advisor's  obligations  under the  Advisory
Agreement.

                                      S-17

     The Advisory  Agreement will continue in force until  _____________,  2006, and from year to year  thereafter,  provided such  continuance  is approved by a majority  of  the  Board  or by a vote  of  the  holders  of a  majority  of the outstanding  voting  securities  of  the  Company.  Additionally,  the  Advisory
Agreement must be approved  annually by a vote of a majority of the  Independent
Directors.  The  Advisory  Agreement  may be  terminated  by the  Advisor or the
Company, without penalty, on sixty (60) days' prior written notice to the other.
The  Advisory  Agreement  will  terminate  automatically  in  the  event  of its assignment.

     The  Advisory  Agreement  was  considered  and  approved  by the  Board  of
Directors,   including  a  majority  of  the  Independent   Directors,   at  the
organizational  meeting  of  the  Company  held  on  _______________,  2005.  In considering  the  Advisory  Agreement,  the Board,  including  a majority of the
Independent  Directors,  determined that the terms of the agreement are fair and reasonable and that approval of the Advisory  Agreement on behalf of the Company is in the best interests of the Company.  In evaluating the Advisory  Agreement, the Board  reviewed  materials  furnished  by the  Advisor  and met with  senior advisory  personnel.  The Board also  specifically  considered  the following as relevant  to its  determination  to  approve  the  Advisory  Agreement:  (1) the history, reputation, qualification and background of the Advisor and the team of analysts  and  portfolio  managers  responsible  for  the  Company's  investment
program;   (2)  the  Advisor's  reliance  on  the  personnel  and  resources  of affiliates;  (3) the unique nature of the product and the specialized  expertise of the Advisor in a niche market (MLPs);  (4) that the fee and expense ratios of the Company are reasonable given the quality of services expected to be provided and are  comparable to the fee and expense  ratios of similar  closed-end  funds with similar  investment  objectives and policies;  and (5) other factors deemed relevant by the Board.  The Board noted and approved  that the fee rate would be applicable to all assets under  management,  including  amounts  attributable to leverage, and the potential conflict of the Advisor in determining the amount of leverage.

Potential Conflicts Of Interest

     The Advisor and its affiliates  manage other  accounts and portfolios  with investment  strategies  similar to those of the Company.  Securities  frequently meet the  investment  objectives of the Company and such other  accounts and the
Company may compete  against other accounts for the same trade the Company might otherwise make, including the priority of the trading order.

     It is  possible  that at  times  identical  securities  will be held by the
Company and other accounts.  However,  positions in the same issuer may vary and the length of time that the Company or other  accounts  may choose to hold their investment in the same issuer may likewise  vary. To the extent that one or more of the  accounts  managed by the Advisor  seeks to acquire the same  security at about the same time,  the Company may not be able to acquire as large a position in such  security  as it  desires  or it may have to pay a higher  price for the security. Similarly, the Company may not be able to obtain as large an execution of an order to sell or as high a price for any particular  portfolio security if the  Advisor  decides to sell on behalf of another  account  the same  portfolio security at the same time. On the other hand, if the same  securities are bought or sold at the same  time by the  Company  and  other  accounts,  the  resulting participation  in volume  transactions  could produce better  executions for the
Company. In the event more than one account purchases or sells the same security as the Company on a given date, the purchases and sales will be allocated  among the clients on a good faith  equitable basis by the Advisor in its discretion in accordance with the client's  various  objectives and the Advisor's  procedures.
Although the other accounts may have the same or similar  investment  objectives and policies as the Company, their portfolios may not necessarily consist of the same investments as the Company or each other, and their performance results are likely to differ from those of the Company.

     Under the 1940 Act, the Company and its  affiliates  may be precluded  from co-investing  in private  placements  of  securities.  The  Advisor and TYG have applied to the SEC for  exemptive  relief to permit  TYG,  the Company and their respective  affiliates  to make such  investments.  Unless and until the Company obtains an exemptive  order,  the Company will not co-invest with its affiliates in  private  placement  transactions.  The  Company  cannot  guaranty  that  the requested  relief  will be  granted  by the SEC.  Unless  and until the  Company obtains an exemptive  order,  the Advisor  will not  co-invest  its  proprietary accounts or other clients'  assets in negotiated  private  transactions in which the Company invests.  Until the Company receive  exemptive  relief,  the Advisor will observe a policy for allocating  opportunities among its clients that takes into  account  the amount of each  client's  available  cash and its  investment objectives.

Custodian and Transfer Agent

     U.S. Bank National Association,  425 Walnut Street,  Cincinnati,  OH 45202,
will serve as the custodian of the  Company's  cash and  investment  securities.
Computershare  Investor  Services,  LLC,  Two  North  LaSalle  Street,  Chicago,
Illinois,  will  serve as  transfer  agent  and  dividend  paying  agent for the
Company,  as  well  as the  Plan  Agent  for the  Company's  Automatic  Dividend
Reinvestment Plan.

                                      S-18

Code of Ethics

     The Company and the Advisor  have each  adopted a Code of Ethics under Rule
17j-1 of the 1940 Act, which is applicable to officers, directors and designated employees of the Company and the Advisor (collectively, the "Codes"). Subject to certain limitations,  the Codes permit those officers,  directors and designated employees  of the  Company  and the  Advisor  ("Covered  Persons")  to invest in securities,  including  securities that may be purchased or held by the Company.
The Codes contain  provisions and requirements  designed to identify and address certain conflicts of interest between personal investment  activities of Covered
Persons and the  interests of investment  advisory  clients such as the Company.
Among other things,  the Codes  prohibit  certain types of  transactions  absent prior approval,  imposes time periods during which personal transactions may not be made in certain  securities,  and requires  submission  of  duplicate  broker confirmations and statements and quarterly reporting of securities transactions.
Exceptions  to these  and  other  provisions  of the  Codes  may be  granted  in particular circumstances after review by appropriate personnel.

     The  Codes  can be  reviewed  and  copied at the  Securities  and  Exchange
Commission's  Public  Reference  Room in  Washington,  D.C.  Information  on the
operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 942-8090.  The code of ethics of the Company is also available on the EDGAR Database on the Securities and Exchange Commission's
Internet site at http://www.sec.gov,  and, upon payment of a duplicating fee, by electronic  request at the following  e-mail address:  publicinfo@sec.gov  or by writing the  Securities  and Exchange  Commission's  Public  Reference  Section,
Washington, D.C. 20549-0102.

                             PORTFOLIO TRANSACTIONS

Execution of Portfolio Transactions

     As of the date of this statement of additional information, the Company has not  commenced  operations  and  therefore  has  not  engaged  in any  portfolio transactions or paid any brokerage commissions.

     The Advisor is responsible for decisions to buy and sell securities for the
Company, broker-dealer selection, and negotiation of brokerage commission rates.
The Advisor's primary  consideration in effecting a security transaction will be to obtain the best  execution.  In  selecting a  broker-dealer  to execute  each particular transaction,  the Advisor will take the following into consideration:
the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and
the value of the expected  contribution of the  broker-dealer  to the investment performance of the Company on a continuing basis. Accordingly,  the price to the
Company  in any  transaction  may be less  favorable  than that  available  from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

     The ability to invest in direct placements of MLP securities is critical to the Company's  ability to meet its investment  objective  because of the limited number of MLP  securities  available  for  investment  and, in some  cases,  the relatively small trading volumes of certain securities. Accordingly, the Company may,  from  time to time,  enter  into  arrangements  with  placement  agents in connection with direct placement transactions.

     In evaluating  placement  agent  proposals,  the Company will consider each broker's  access to issuers of MLP  securities and experience in the MLP market, particularly  the direct  placement  market.  In addition to these factors,  the
Company will consider whether the proposed  services are customary,  whether the proposed  fee  schedules  are within the range of customary  rates,  whether any proposal  would  obligate  the  Company to enter into  transactions  involving a minimum fee,  dollar  amount or volume of  securities,  or into any  transaction whatsoever, and other terms such as indemnification provisions.

     Subject to such policies as the Board may from time to time determine,  the
Advisor  shall not be deemed to have acted  unlawfully  or to have  breached any duty solely by reason of its having caused the Company to pay a broker or dealer that  provides  brokerage  and  research  services  to the  Advisor an amount of commission  for  effecting  a Company  investment  transaction  in excess of the amount of commission  another  broker or dealer would have charged for effecting that  transaction,  if the Advisor  determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services  provided  by such  broker or  dealer,  viewed in terms of either  that particular transaction or the Advisor's overall responsibilities with respect to the  Company  and to  other  clients  of the  Advisor  as to which  the  Advisor exercises investment  discretion.  The Advisor is further authorized to allocate the orders placed by it on behalf of the Company to such brokers and dealers who also provide research or statistical  material or other services to the Company, the Advisor or to any sub-adviser.  Such allocation shall be in such amounts and proportions  as the Advisor shall  determine and the Advisor will report on said allocations  regularly  to  the  Board  indicating  the  brokers  to  whom  such allocations have been made and the basis therefor.

                                      S-19

Portfolio Turnover

     The Company's annual portfolio  turnover rate may vary greatly from year to year.  Although  the Company  cannot  accurately  predict  its annual  portfolio turnover  rate,  it is not  expected to exceed 30% under  normal  circumstances.
However,  portfolio  turnover  rate is not  considered a limiting  factor in the execution of  investment  decisions  for the  Company.  A higher  turnover  rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Company.  High  portfolio  turnover may result in the Company's  recognition of gains that will increase the Company's current and accumulated earnings and profits resulting in a greater portion of the Company's distributions  being  treated  as  taxable  dividends  for  Federal  income  tax purposes. See "Certain Federal Income Tax Matters."

                                 NET ASSET VALUE

     The Company  will  compute its net asset value for its Common  Shares as of the close of  trading  of the NYSE  (normally  4:00 p.m.  Eastern  time) no less frequently  than the last business day of each calendar  month and at such other times as the Board may  determine.  The  Company  will make its net asset  value available for  publication  monthly.  For purposes of determining  the net asset value of a Common Share, the net asset value of the Company will equal the value of the total  assets of the  Company  (the value of the  securities  the Company holds  plus  cash  or  other  assets,  including  interest  accrued  but not yet received) less (i) all of its liabilities (including accrued expenses and taxes, including both current and deferred income taxes);  (ii)  accumulated and unpaid interest  payments and dividends on any outstanding  preferred stock;  (iii) the aggregate  liquidation  value of any outstanding  preferred  stock; and (iv) any distributions payable on the Common Shares. The net asset value per Common Share of the  Company  will equal the net asset  value of the  Company  divided by the number of outstanding Common Shares.

     Pursuant  to an  agreement  with  U.S.  Bancorp  Fund  Services,  LLC  (the
"Accounting Services Provider"), the Accounting Services Provider will value the assets in the  Company's  portfolio  in  accordance  with  Valuation  Procedures adopted by the Board of Directors.  The Accounting Services Provider will obtain securities market  quotations from independent  pricing services approved by the
Advisor and  ratified by the Board of  Directors.  Securities  for which  market quotations are readily  available  shall be valued at "market  value." Any other securities shall be valued at "fair value."

     Valuation of certain assets at market value will be as follows.  For equity securities,  the Accounting  Services  Provider will first use readily available market quotations and will obtain direct written  broker-dealer  quotations if a security is not traded on an exchange or quotations  are not  available  from an approved pricing service.  For fixed income securities,  the Accounting Services
Provider  will use  readily  available  market  quotations  based  upon the last updated sale price,  a market value which is obtained from a pricing  service or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. For options,  futures contracts and options of futures contracts,  the Accounting  Services  Provider will use readily available market quotations.  If no  sales  are  reported  on any  exchange  or OTC  market,  the
Accounting Services Provider will use the calculated mean based on bid and asked prices  obtained from the primary  exchange or OTC market.  Other assets will be valued at market value pursuant to the Valuation Procedures.

     If the  Accounting  Services  Provider  cannot obtain a market value or the
Advisor  determines  that  the  value  of a  security  as so  obtained  does not represent  a  fair  value  as  of  the  valuation  time  (due  to a  significant development  subsequent to the time its price is determined or otherwise),  fair value for the security shall be determined pursuant to the Valuation  Procedures established by the Board. The Valuation Procedures provide that the Advisor will consider a variety of factors with respect to the individual issuer and security in  determining  and  monitoring  the continued  appropriateness  of fair value, including,  without limitation,  financial  statements and fundamental data with respect  to the  issuer,  cost,  the  amount of any  discount,  restrictions  on transfer and registration rights and other information deemed relevant. A report of any prices determined pursuant to certain pre-approved  methodologies will be presented  to the Board of  Directors  or a  designated  committee  thereof  for approval at the next regularly  scheduled Board meeting;  otherwise  approval of the Board shall be sought  promptly.  The Valuation  Procedures  provide for two pre-approved  methodologies.  First,  direct placements of securities of private companies (i.e.,  companies with no outstanding  public  securities)  ordinarily will be valued at cost initially.  Second,  securities that are convertible into publicly traded securities  convertible  (i.e.,  subordinated  units) ordinarily will be  valued at the  market  value of the  publicly  traded  security  less a discount  initially  determined  with  respect  to each  security  based  on the discount  negotiated at the time of purchase.  The foregoing methods for valuing privately  placed  securities  may be used only as long as the Advisor  believes they continue to represent fair value.

     In computing net asset value,  the Company will review the valuation of the obligation for income taxes  separately for current taxes and deferred taxes due to the differing  impact of each on (i) the  anticipated  timing of required tax payments and (ii) the impact of each

                                      S-20

on the treatment of distributions by the Company to its stockholders.

     The  allocation  between  current and deferred  income taxes is  determined based  upon the value of  assets  reported  for book  purposes  compared  to the respective  net tax  bases of  assets  as  recognized  for  federal  income  tax purposes.  It is  anticipated  that  cash  distributions  from MLPs in which the
Company  invests  will not equal the amount of taxable  income  allocable to the
Company  primarily due to depreciation and  amortization  recorded by MLPs. This may result in a portion of the cash distribution received to not be recognizable as income for tax  purposes.  The  relative  portion of such  distributions  not recognized for tax purposes will vary among the MLPs, and will also vary year by year for each MLP.

                                    LEVERAGE

     The Company may borrow money,  issue  preferred  stock, or issue other debt securities to the extent permitted by the 1940 Act. These practices are known as leverage.  The Company  generally will not use leverage  unless it believes that leverage will serve the best interests of stockholders.  The principal, although not  exclusive,  factor  used in making this  determination  will be whether the potential return is likely to exceed the cost of leverage.  The Company also may borrow up to an additional  5% of its total assets (not  including the amount so borrowed) for temporary  purposes,  including  the  settlement  and clearance of securities transactions,  which otherwise might require untimely dispositions of portfolio holdings.

     Under the 1940 Act,  the  Company is not  permitted  to incur  indebtedness constituting  senior  securities unless  immediately  thereafter the Company has total assets (including the proceeds of the indebtedness) at least equal to 300%
of the amount of the  indebtedness.  Stated  another  way,  the  Company may not borrow for investment purposes more than 33 1/3% of its total assets,  including the amount  borrowed.  The Company also must maintain this 300% "asset coverage"
for as long as the  indebtedness is outstanding.  The 1940 Act provides that the
Company may not declare any cash dividend or other  distribution  on its shares, or  purchase  any of its  shares of  capital  stock  (through  tender  offers or otherwise), unless it would satisfy this 300% asset coverage after deducting the amount of the dividend,  other distribution or share purchase price, as the case may be. If the asset coverage for  indebtedness  declines to less than 300% as a result of market fluctuations or otherwise,  the Company may be required to sell a portion of its investments when it may be disadvantageous to do so.

     The  establishment  of a borrowing  facility by the Company  would  involve expenses and other costs,  including interest payments,  which would be borne by the Company's common  stockholders.  In addition,  the terms of any borrowing or other indebtedness issued by the Company may impose asset coverage requirements, dividend  limitations and voting right requirements on the Company that are more stringent  than those  imposed  under the 1940 Act.  Such terms may also  impose special  restrictions  on the Company's  portfolio  composition or on its use of various  investment  techniques or strategies or its ability to pay dividends on
Common Shares in some instances.  The Company also may be required to pledge its assets to lenders in connection  with certain types of borrowings.  Due to these restrictions,  the Company may be forced to  liquidate  investments  at times or prices that are not  favorable to the  Company,  or the Company may be forced to forgo investments that the Advisor otherwise views as favorable.

     Under the 1940 Act, the Company is not permitted to issue  preferred  stock unless  immediately  after  such  issuance  total  assets  of the  Company  less liabilities and indebtedness not represented by senior  securities at least 200%
of the liquidation value of the outstanding preferred stock. Stated another way, the Company may not issue  preferred  stock that have an  aggregate  liquidation value of more than 50% of its total assets,  including the amount leveraged.  In addition,  the Company is not  permitted  to declare any cash  dividend or other distribution on its Common Shares unless, at the time of such  declaration,  the
Company's  total assets of the Company less  liabilities  and  indebtedness  not represented by senior securities  (determined after deducting the amount of such dividend or  distribution)  is at least 200% of such  liquidation  value. In the event  preferred  stock  are  issued,  the  Company  may,  as a result of market conditions or otherwise,  be required to purchase or redeem  preferred stock, or sell a portion of its investments  when it may be  disadvantageous  to do so, in order maintain asset  coverage of any preferred  stock of at least 200%.  Common stockholders  would bear the costs of a  preferred  share  offering  which would include offering expenses and the ongoing payment of dividends.

     The Company  may,  but is not required  to,  hedge  general  interest  rate exposure  arising  from its use of  leverage  by  entering  into  interest  rate transactions.  Interest  rate  transactions  are  hedging  transactions  such as interest rate swaps and the purchase of interest rate caps and floors.  Interest rate swaps  involve  the  exchange by the Company  with  another  party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed payments). The purchase of an interest rate cap entitles the  purchaser,  to the extent that a specified  index  exceeds a  predetermined interest rate, to receive  payments of interest on a notional  principal  amount from the party  selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined  interest  rate,  to receive  payments  of  interest on a notional principal  amount from the party selling such  interest rate floor.  The Company intends to use interest rate transactions  solely for the purpose of hedging its

                                      S-21

leveraged capital  structure.  The use of interest rate transactions is a highly specialized  activity that involves  investment  techniques and risks  different from those associated with ordinary portfolio security transactions.

Effects of Leverage

     Assuming  borrowings in the amount of 33 1/3% of the Company's total assets
(including  the amount  borrowed),  and an average  annual  interest  rate of 3%
payable on such borrowing,  the annual return that the Company's  portfolio must experience (net of expenses) in order to cover those interest  payments would be
___%.

                         DESCRIPTION OF PREFERRED SHARES

     The  Company's  Charter   authorizes  the  Board  of  Directors  to  create
additional  classes  of  stock.  Preferred  shares  may be issued in one or more classes  or series,  with such  rights as  determined  by action of the Board of
Directors without the approval of the common stockholders.

     Although the terms of any preferred  stock,  including their dividend rate, voting  rights,  liquidation  preference  and  redemption  provisions,  will  be determined by the Board  (subject to applicable law and the Charter) if and when it authorizes a preferred stock  offering,  it is likely that any such preferred stock would pay cumulative dividends for relatively short-term periods and would provide for the periodic redetermination of the dividend rate through an auction process or remarketing  procedure.  The  liquidation  preference,  preference on distribution,  voting rights and  redemption  provisions of the preferred  stock would likely be as stated below.

     As used in this  statement  of  additional  information,  unless  otherwise noted, the Company's "net assets" include assets of the Company  attributable to any  outstanding  Common Shares and preferred  stock,  with no deduction for the liquidation  preference of the preferred stock.  Solely for financial  reporting purposes,  however,  the Company  would be  required to exclude the  liquidation preference of preferred  stock from "net assets," so long as the preferred stock have redemption  features that are not solely within the control of the Company.
For all  regulatory  and tax  purposes,  the Company's  preferred  stock will be treated as stock (rather than indebtedness).

     Limited Issuance of Preferred Shares. Under the 1940 Act, the Company could issue preferred stock with an aggregate  liquidation  value of up to one-half of the value of the Company's net assets,  measured  immediately  after issuance of the preferred stock.

     Distribution  Preference.  The preferred stock would have complete priority over the Common Shares as to distribution of assets.

     Liquidation  Preference.  In the  event  of any  voluntary  or  involuntary liquidation, dissolution or winding up of the affairs of the Company, holders of preferred  stock  ("preferred  stockholders")  would be  entitled  to  receive a preferential  liquidating  distribution (expected to equal the original purchase price per share plus  accumulated and unpaid dividends  thereon,  whether or not earned or  declared)  before  any  distribution  of assets is made to holders of
Common Shares. After payment of the full amount of the liquidating  distribution to which they are entitled,  preferred stockholders would not be entitled to any
further   participation  in  any  distribution  of  assets  by  the  Company.  A consolidation  or  merger  of the  Company  with or into any  business  trust or corporation or a sale of all or  substantially  all of the assets of the Company would  not be deemed  to be a  liquidation,  dissolution  or  winding  up of the
Company.

     Voting  Rights.  In connection  with any issuance of preferred  stock,  the
Company must comply with Section 18(i) of the 1940 Act,  which  requires,  among other  things,  that  preferred  stock be voting  shares.  Except  as  otherwise provided  in the  Charter  or the  Company's  Bylaws or  otherwise  required  by
applicable  law,   preferred   stockholders  would  vote  together  with  common
stockholders as a single class.

     In  connection  with the  election of the  Company's  directors,  preferred stockholders, voting as a separate class, would also be entitled to elect two of the Company's directors,  and the remaining directors would be elected by common stockholders and preferred  stockholders,  voting together as a single class. In addition,  if at any time dividends on the Company's outstanding preferred stock would be unpaid in an amount  equal to two full years'  dividends  thereon,  the holders of all outstanding preferred stock, voting as a separate class, would be entitled to elect a majority of the Company's  directors  until all dividends in arrears have been paid or declared and set apart for payment.

     The affirmative  vote of the holders of a majority (as such term is defined in the 1940 Act) of the outstanding preferred stock, voting as a separate class, would be  required to approve  any action  requiring a vote of security  holders under Section 13(a) of the 1940 Act  including,  among other things,  changes in the investment  limitations  described as fundamental policies under "Investment

                                      S-22

Limitations." The class or series vote of preferred stockholders described above would  in each  case  be in  addition  to any  separate  vote  of the  requisite percentage  of Common  Shares and  preferred  stock  necessary to authorize  the action in question.

     Holders of preferred  stock would not be entitled to vote on matters placed before  stockholders  if, at or prior to the time when a vote is required,  such shares shall have been (1) redeemed or (2) called for  redemption and sufficient funds shall have been deposited in trust to effect such redemption.

     The discussion above describes the terms related to a possible  offering of preferred  stock.  If the Board does  determines  to  authorize  an  offering of preferred  stock,  the terms thereof may be the same as, or different  from, the terms described above, subject to applicable law and the Charter and Bylaws.

                       CERTAIN FEDERAL INCOME TAX MATTERS

     Set forth below is a discussion of the material  federal income tax aspects concerning  the Company and the purchase,  ownership and  disposition  of Common
Shares.  This  discussion  does not  purport to be  complete or to deal with all aspects of federal income taxation that may be relevant to stockholders in light of their particular  circumstances or who are subject to special rules,  such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies,  insurance companies, brokers and dealers in securities or currencies,  certain securities traders, tax-exempt investors, individual retirement accounts and certain tax-deferred accounts, and foreign investors.  Unless otherwise noted, this discussion assumes that you are a U.S. person and hold your Common Shares as a capital asset. This discussion is based on present  provisions  of the Internal  Revenue Code and the  regulations promulgated  thereunder  and  existing  judicial  decisions  and  administrative pronouncements,  all of which are subject to change or differing interpretations
(possibly with retroactive effect).  Prospective  investors should consult their own tax  advisers  with regard to the  federal  income tax  consequences  of the purchase,  ownership  or  disposition  of  Common  Shares,  as  well  as the tax consequences arising under the laws of any state,  locality,  foreign country or other taxing jurisdiction.

Taxation of the Company

     The  Company  will be treated as a regular C  corporation  for  federal and state  income tax  purposes.  The Company will compute and pay federal and state income tax on its taxable  income.  Thus, the Company will be subject to federal income  tax on its  taxable  income  at tax  rates up to 35%.  Additionally,  in certain instances the Company could be subject to the alternative minimum tax of
20% on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds its regular federal income tax.

     As indicated  above,  the Company intends to invest its assets primarily in
MLPs.  MLPs  generally  are  treated  as  partnerships  for  federal  income tax purposes.  Since  partnerships  are generally not subject to federal income tax, the partnership's partners must report as their income their proportionate share of partnership  income.  Thus, as a partner in MLPs, the Company will report its proportionate share of the MLPs' income in computing its federal taxable income, irrespective  of  whether  any  cash  distributions  are  made by the MLP to the
Company. The Company will also take into account in computing its taxable income any  other  items of  Company  income,  gain,  deduction  or loss.  The  Company anticipates  that these may  include  interest  income  earned on the  Company's investment in debt  securities,  deductions for Company  operating  expenses and gain or loss recognized by the Company on the sale of MLP interests or any other security.

     As explained  further below,  based upon the historic  performance of MLPs, the Company  anticipates  initially  that its  proportionate  share of the MLPs'
taxable income will be significantly  less than the amount of cash distributions received by the Company  from the MLPs.  In such case,  the Company  anticipates that it will not incur federal  income tax on a significant  portion of its cash flow,  particularly after taking into account the Company's current  operational expenses.  If the MLPs' taxable income is a significantly greater portion of the
MLPs' cash  distributions,  the Company will incur  additional  current  federal income tax liability, possibly in excess of the cash distributions it receives.

     The Company  anticipates that each year it will turn over a certain portion of its  investment  assets.  The  Company  will  recognize  gain  or loss on the disposition  of all or a portion of its  interest in MLPs in an amount  equal to the  difference  between  the  sales  price and the  Company's  basis in the MLP interests  sold. To the extent the Company  receives MLP cash  distributions  in excess of the taxable  income  reportable  by the Company  with  respect to each respective MLP interest, the Company's basis in the MLP interest will be reduced and  the  Company's  gain  on the  sale  of an MLP  interest  likewise  will  be increased.

     The Company will not be treated as a regulated investment company under the federal income tax rules. The federal income tax rules generally  provide that a regulated  investment  company does not pay an entity level income tax, provided that it  distributes  all or

                                      S-23

substantially all of its income. The regulated investment company taxation rules have no application to the Company or stockholders of the Company.

Taxation of the Stockholders

     Distributions. The Company expects to distribute to its common stockholders an  amount  equal to 95% of the  distributable  cash flow  ("DCF")  on an annual basis. The Company's  distribution of its DCF will be treated as a dividend-type distribution.  A dividend-type  distribution is treated as a taxable dividend to the  stockholder  to the  extent of the  distributing  corporation's  current or accumulated  earnings and profits. If the distribution  exceeds the distributing corporation's  current or  accumulated  earnings  and profits  allocated  to the particular  shares held by a stockholder.  If the  distribution  is treated as a return of capital to the stockholder,  to the extent of the stockholder's  basis in the Common Shares, and then as capital gain.

     Generally,  a  corporation's  earnings and profits are computed  based upon taxable income,  with certain specified  adjustments.  As explained above, based upon the historic performance of the MLPs, the Company annually anticipates that the distributed cash from the MLPs will exceed the Company's proportionate share of the MLP income and the Company's gain on its sale of MLP interests. Thus, the
Company  anticipates  that only a portion  of its  distributions  of DCF will be treated  as  dividend  income to its  stockholders.  To the extent of the excess distribution, a stockholder's basis in the Common Shares will be reduced and, if a stockholder has no further basis in its shares,  a stockholder will report any excess as capital gain.

     Thus, the taxable portion of the Company's  dividend  distributions will be affected by (1) the  proportion of the Company's  share of MLP taxable income to the Company's  amount of MLP cash  distributions  and (2) the  Company's  annual portfolio  turnover rate. A higher  percentage of MLP taxable income to MLP cash distributions  or a higher  annual  portfolio  turnover  rate  will  result in a greater portion of the Company's  dividend-type  distributions  being treated as dividend income.

     The Jobs Growth and Tax Relief  Reconciliation Act of 2003 (the "2003 Act")
amended  the federal  income tax law  generally  to reduce the  maximum  federal income  tax  rate on  qualifying  dividend  income  to the  rate  applicable  to long-term capital gains, which is generally fifteen percent.  The portion of the
Company's  dividend-type  distributions treated as a dividend for federal income tax purposes  should be treated as a qualifying  dividend for federal income tax purposes.  This rate of tax on dividends is currently scheduled to increase back to ordinary income rates after December 31, 2008.

     If  a  stockholder   participates  in  the  Company's   automatic  dividend
reinvestment plan, such stockholder will be taxed upon the amount received as if such amount is received by the  participating  stockholder and the participating stockholder reinvested such amount in Additional Common Shares.

     The Company will notify stockholders  annually as to the federal income tax status of Company distributions to them.

     Sale of Shares.  Upon the sale of Common  Shares,  a stockholder  generally will recognize capital gain or loss measured by the difference between the sales proceeds  received  and the  stockholder's  federal  income  tax basis of Common
Shares sold.  Generally such capital gain or loss will be long-term capital gain or loss if  Common  Shares  were held as a  capital  asset for more than  twelve months.

     Backup Withholding. The Company generally is required to withhold and remit to the U.S.  Treasury  a portion  (except as noted  below) of all  distributions
(including  Capital  Gain  Dividends)  and  redemption  or  repurchase  proceeds otherwise payable to any individual or certain other  non-corporate  stockholder who fails to properly furnish the Company with a correct taxpayer identification number.  Withholding  at that  rate  also is  required  from  all  distributions otherwise  payable to such a  stockholder  who has  under-reported  dividend  or interest  income or who fails to  certify to the  Company  that he or she is not otherwise subject to that withholding  (together with the withholding  described in the preceding sentence,  "backup  withholding").  The backup withholding rate currently is 28%, but will  increase to 31% for amounts paid after  December 31,
2010,  unless  Congress  enacts  tax  legislation  providing  otherwise.  Backup withholding is not an additional tax, and any amounts withheld with respect to a stockholder  may be  credited  against  the  stockholder's  federal  income  tax liability.

Tax Consequences of Certain Investments

     Federal Income  Taxation of MLPs.  MLPs are similar to corporations in many respects, but differ in others, especially in the way they are taxed for federal income tax purposes. A corporation is a distinct legal entity, separate from its stockholders  and  employees  and is treated as a  separate  entity for  federal income tax purposes as well. Like individual taxpayers, a corporation must pay a federal income tax on its income. To the extent the corporation  distributes its income to its  stockholders in the form of dividends,  the

                                      S-24

stockholders may pay federal income tax on the dividends they receive.  For this reason,  it is said  that  corporate  income  is  double-taxed,  or taxed at two levels.

     An MLP that  satisfied the  Qualifying  Income Rules is treated for federal income tax purposes as a pass-through  entity.  No federal income tax is paid at the partnership  level. A partnership's  income is considered  earned by all the partners;  it is  allocated  among  all the  partners  in  proportion  to  their
interests  in  the  partnership   (generally  as  provided  in  the  partnership
agreement),  and each  partner  pays tax on his or her share of the  partnership income. All the other items that go into determining taxable income and tax owed are  passed  through  to the  partners  as  well -  capital  gains  and  losses, deductions,  credits, etc. Partnership income is thus said to be single-taxed or taxed only at one level - that of the individual partner.

     The  Internal   Revenue  Code   generally   requires  all   publicly-traded
partnerships  to be treated as a  corporation  for federal  income tax purposes.
However, if the publicly-traded partnership satisfies certain requirements,  the publicly-traded  partnership will be taxed as partnership for federal income tax purposes,  referred to herein as an MLP. Under these  requirements,  an MLP must receive 90 percent of its income from specified sources of Qualifying Income.

     Qualifying Income for MLPs includes interest, dividends, real estate rents, gain  from  the sale or  disposition  of real  property,  income  and gain  from commodities  or commodity  futures,  and income and gain from mineral or natural resources  activities  that  generate  Qualifying  Income.  Mineral  or  natural resources  activities  include  exploration,  development,  production,  mining, refining  and  transportation  (including  pipelines)  or the  marketing  of nay mineral  or  natural  resource.  This  results in most MLPs today are in energy, timber, or real estate related businesses.

     Because the MLP itself does not pay federal  income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment from the MLP. MLPs generally  make  quarterly  cash  distributions.
Although  they  resemble  corporate  dividends,  MLP  distributions  are treated differently.  The MLP  distribution  is  treated  as a return of  capital to the extent of the  investor's  basis in his MLP  interest  and,  to the  extent  the distribution  exceeds  the  investor's  basis  in the  MLP,  capital  gain.  The investor's original basis is the price paid for the units. The basis is adjusted
downwards  with  each   distribution  and  allocation  of  deductions  (such  as
depreciation) and losses, and upwards with each allocation of income.

     It is  important  to note  that an MLP  investor  is taxed on his  share of partnership  income  whether  or not he  actually  receives  any  cash  from the partnership.  The tax is  based  not on  money  he  actually  receives,  but his proportionate share of what the partnership earns.  However, most MLPs make it a policy to make quarterly  distributions  to their partners that will comfortably exceed any tax owed.

     When the units are sold,  the  difference  between  the sales price and the investor's  adjusted basis equals taxable gain. The partner will not be taxed on distributions  until (1) he sells his MLP units and pays tax on his gain,  which gain is increased due to the basis decrease due to prior  distributions;  or (2)
his basis reaches zero.

     At tax filing  season an MLP  investor  will receive a K-1 form showing his share of each item of partnership  income,  gain, loss,  deductions and credits.
The  investor  will  use that  information  to  figure  the  investor's  taxable partnership  income (MLPs  generally  provide their investors with material that walks them through all the steps).  If there is net income derived from the MLP, the investor pays federal income at his her or its individual tax rate. If there is a net loss derived from the MLP, it is considered a "passive  loss" under the
Internal  Revenue Code and generally may not be used to offset income from other sources, but must be carried forward.

     Because  the  Company  is  a   corporation,   the  Company,   and  not  its
stockholders,  will report the income or loss of the MLPs.  Thus,  the Company's stockholders  will  not  have  to  deal  with  any  K-1  reporting  by the  MLP.
Shareholders,  instead,  will receive a Form 1099 from the Company. In addition, due to the Company's anticipated broad public ownership, the Company will not be subject to the passive activity loss limitation rules mentioned in the preceding paragraph.

Other Taxation

     Non-U.S.  stockholders,  including  stockholders who are nonresident  alien individuals,  may be subject to U.S. withholding tax on certain distributions at a rate of 30%,  or such  lower  rates  as may be  prescribed  by any  applicable treaty.

     Investors are advised to consult their own tax advisors with respect to the application of the above-described general federal income tax rules to their own circumstances  and with respect to other  federal,  state,  local or foreign tax consequences to them before making an investment in the Company's common stock.

                                      S-25

                              PROXY VOTING POLICIES

     The  Company  and the  Advisor  have  adopted  proxy  voting  policies  and procedures  ("Proxy  Policy"),  which they  believe are  reasonably  designed to ensure  that  proxies  are voted in the best  interests  of the  Company and its stockholders.  Subject to the oversight of the Board of Directors, the Board has delegated  responsibility  for  implementing  the Proxy  Policy to the  Advisor.
Because of the unique nature of MLPs in which the Company primarily invests, the
Advisor shall evaluate each proxy on a case-by-case  basis.  Because  proxies of
MLPs are expected to relate only to extraordinary measures, the Company does not believe it is prudent to adopt pre-established voting guidelines.

     In the event  requests for proxies are received  with respect to the voting of equity  securities other than MLP equity units, on routine  matters,  such as election of directors or approval of auditors, the proxies usually will be voted with management  unless the Advisor  determines it has a conflict or the Advisor determines there are other reasons not to vote with  management.  On non-routine matters,  such as amendments  to governing  instruments,  proposals  relating to
compensation  and  stock  option  and  equity  compensation   plans,   corporate
governance  proposals  and  stockholder  proposals,  the Advisor  will vote,  or abstain from voting if deemed  appropriate,  on a case by case basis in a manner it believes to be in the best economic  interest of the Company's  stockholders.
In the event requests for proxies are received with respect to debt  securities, the  Advisor  will vote on a case by case basis in a manner it believes to be in the best economic interest of the Company's stockholders.

     The Chief Executive  Officer is responsible for monitoring  Company actions and  ensuring  that (i) proxies are received  and  forwarded to the  appropriate decision  makers;  and (ii) proxies are voted in a timely manner upon receipt of voting  instructions.  The Company is not responsible for voting proxies it does not receive,  but will make reasonable  efforts to obtain missing  proxies.  The
Chief  Executive  Officer  shall  implement  procedures  to identify and monitor potential  conflicts of interest  that could  affect the proxy  voting  process, including (i) significant  client  relationships;  (ii) other potential material business  relationships;  and (iii) material personal and family  relationships.
All  decisions  regarding  proxy voting shall be  determined  by the  Investment
Committee of the Advisor and shall be executed by the Chief  Executive  Officer.
Every effort shall be made to consult with the portfolio  manager and/or analyst covering the security. The Company may determine not to vote a particular proxy, if the costs and burdens  exceed the benefits of voting (e.g.,  when  securities are subject to loan or to share blocking restrictions).

     If a request  for  proxy  presents  a  conflict  of  interest  between  the
Company's stockholders on one hand, and the Advisor, the principal underwriters, or any affiliated persons of the Company,  on the other hand, Company management may (i) disclose  the  potential  conflict to the Board of Directors  and obtain consent;  or (ii)  establish  an  ethical  wall or other  informational  barrier between the persons  involved in the conflict and the persons  making the voting decisions.

                             INDEPENDENT ACCOUNTANTS

     Ernst & Young,  LLP will serve as independent  public  accountants  for the
Company.  Ernst & Young, LLP will provide audit services, tax return preparation and  assistance  and  consultation  in  connection  with review of the Company's filings with the Commission.

                             ADDITIONAL INFORMATION

     A  Registration  Statement  on  Form  N-2,  including  amendments  thereto, relating to the Common Shares offered hereby, has been filed by the Company with the Commission.  The prospectus and this statement of additional  information do not  contain all of the  information  set forth in the  Registration  Statement, including  any exhibits and  schedules  thereto.  For further  information  with respect to the Company and the shares offered  hereby,  reference is made to the
Registration  Statement.   Statements  contained  in  the  prospectus  and  this
statement of additional  information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such  contract or other  document  filed as an exhibit to the Registration Statement,  each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's  principal office in Washington,  D.C., and copies of all or any part thereof may be obtained from the Commission  upon the payment of certain fees prescribed by the Commission.

                                      S-26

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     To the Board of  Directors  and  Shareholder  of Tortoises  MLP  Investment
Corporation:

     We have audited the  accompanying  statement of assets and  liabilities  of
Tortoise MLP Investment  Corporation (the "Company") as of  ____________,  2005,
and the related  statements of operations  and the changes in net assets for the period from  _____________,  2005 (date of inception) to  ______________,  2005.
These financial  statements are the responsibility of the Company's  management.
Our responsibility is to express an opinion on these financial  statements based on our audit.

     We conducted our audit in  accordance  with  auditing  standards  generally accepted in the United States of America.  Those standards  require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis,  evidence  supporting  the amounts and  disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant  estimates  made by  management,  as well as evaluating  the overall
financial  statement  presentation.   We  believe  that  our  audit  provides  a
reasonable basis for our opinion.

     In our opinion,  the financial statements referred to above present fairly, in all material  respects,  the  financial  position of Tortoise MLP  Investment
Corporation  as of  ______________,  2005, and the results of its operations and the changes in its net assets for the period from _________________,  2005 (date
of  inception)  to  _________________,   2005,  in  conformity  with  accounting
principles generally accepted in the United States of America.

                                      S-27

                       TORTOISE MLP INVESTMENT CORPORATION

                       STATEMENT OF ASSETS AND LIABILITIES
                                ___________, 2005

                                      S-28

                                     PART C

                                Other Information

Item 25. Financial Statements and Exhibits

Financial Statements:

(a) The Registrant's financial statements dated ____________, 2005, notes to the financial  statements and report of independent public accountant's thereon will be  filed  with  a  pre-effective  amendment  to the  Registrant's  Registration
Statement.

Exhibits:

(a)  Articles of Incorporation (1)
(b) Bylaws (1)
(c) Inapplicable
(d) Form of Specimen Certificate (2)
(e) Dividend Reinvestment Plan (2)
(f) Inapplicable
(g) Advisory Agreement (2)
(h) (1) Form of Underwriting Agreement (2)
(h) (2) Form of Standard Dealer Agreement (2)
(h) (3) Form of Agreement Among Underwriters (2)
(i) Inapplicable
(j) Form of Custody Agreement (2)
(k) (1)Form of Stock Transfer Agency Agreement (2)
(k) (2)Form of Administration Agreement (2)
(l) Opinion and Consent of Counsel to the Company (2)
(m) Inapplicable
(n) Independent Auditor's Consent (2)
(o) Inapplicable
(p) Initial Subscription Agreement (2)
(q) Inapplicable
(r) (1) Code of Ethics of Company (2)
(r) (2) Code of Ethics of the Advisor
(s) Powers of Attorney (2)

(1) Filed herewith
(2) To be filed by Amendment

Item 26. Marketing Arrangements

Reference is made to the Form of  Underwriting  Agreement  for the  Registrant's
shares of  beneficial  interest to be filed by  amendment  to this  registration statement.

Item 27. Other Expenses of Issuance and Distribution

The  following  table  sets  forth the  estimated  expenses  to be  incurred  in connection with the offering described in this registration statement:

                                      S-29

The  following  table  sets  forth the  estimated  expenses  to be  incurred  in connection with the offering described in this Registration Statement:

Registration fees.............................             $
Federal Taxes.................................
State Taxes...................................
Directors' Fees and Expenses..................
Transfer Agency Fees..........................
New York Stock Exchange listing fee...........
Printing (other than certificates)............
Engraving and printing certificates...........
Accounting fees and expenses..................
Legal fees and expenses.......................
NASD fee......................................
Miscellaneous.................................
                                                          ---------
   Total......................................             $
                                                          =========

Item 28. Persons Controlled By or Under Common Control With the Registrant

None.

Item 29.  Number of Holders of Shares

                            As of ____________, 2005

              Title Of Class                Number of Record Holders

              Common Shares

Item 30. Indemnification

Article 10 of the Registrant's  Articles of Incorporation  and Article 12 of the
Registrant's  Bylaws  provide that the Company  shall  indemnify its present and past directors,  officers,  employees and agents, and persons who are serving or have served at the Registrant's request in similar capacities for other entities to the maximum  extent  permitted by applicable  law  (including the laws of the
State of Maryland and the 1940 Act of 1940, as amended ("1940 Act")),  provided, however,  that a transfer agent is not entitled to such  indemnification  unless specifically  approved by the Registrant's Board of Directors.  Section 2-418(b)
of the Maryland Corporations and Associations Code ("Maryland Code") permits the
Registrant  to  indemnify  its  directors  unless it is  proved  that the act or omission of the director was material to the cause of action  adjudicated in the proceeding,  and (a) the act or omission  was  committed in bad faith or was the result of active or deliberate  dishonesty or (b) the director actually received an improper  personal benefit in money,  property or services or (c) in the case of a criminal  proceeding,  the director had reasonable cause to believe the act or  omission  was  unlawful.  Indemnification  may be  made  against  judgments, penalties,  fines,  settlements and reasonable  expenses  incurred in connection with a proceeding,  in accordance  with the Maryland  Code.  Pursuant to Section
2-418(j)(1)  and Section  4-418(j)(2)  of the Maryland  Code,  the Registrant is
permitted to indemnify  its  officers,  employees and agents to the same extent.
The provisions set forth above apply insofar as they are consistent with Section
17(h) of the 1940  Act,  which  prohibits  indemnification  of any  director  or officer  of the  Registrant  against  any  liability  to the  Registrant  or its stockholders  to which such  director or officer  otherwise  would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification  for liabilities  arising under the Securities Act of
1933,  as amended  ("1933  Act"),  may be provided to  directors,  officers  and controlling persons of the Registrant,  pursuant to the foregoing  provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and  Exchange  Commission  such  indemnification  is  against  public  policy as expressed in the 1933 Act and is, therefore,  unenforceable. In the event that a claim for  indemnification  against such liabilities  (other than the payment by the  Registrant  of  expenses  incurred  or  paid  by  a  director,  officer  or controlling  person of the Registrant in connection with

                                      S-30

the successful defense of any action,  suit or proceeding or payment pursuant to any  insurance  policy) is asserted  against the  Registrant  by such  director,
officer  or  controlling   person  in  connection  with  the  securities   being
registered, the Registrant will, unless in the opinion of its counsel the matter has been  settled by  controlling  precedent,  submit to a court of  appropriate jurisdiction the question whether such  indemnification  by it is against public policy  as  expressed  in the  1933  Act  and  will  be  governed  by the  final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor

The  information  in the Statement of Additional  Information  under the caption
"Management of the Company - Directors and Officers" is hereby  incorporated  by reference.

Item 32. Location of Accounts and Records

The Registrant's  accounts,  books and other documents are currently  located at the offices of the Registrant, and at the offices of the Registrant's investment advisor, Tortoise Capital Advisors,  L.L.C., 10801 Mastin Boulevard,  Suite 222,
Overland Park, Kansas 66210, at the offices of the custodian, __________________
or at the offices of the transfer agent, ________________.

Item 33. Management Services

Not Applicable

Item 34. Undertakings

(1) The Registrant hereby undertakes to suspend the offering of its shares until it  amends  its  prospectus  if (a)  subsequent  to the  effective  date  of its registration  statement,  the net asset value declines more than 10 percent from its net asset value as of the effective  date of the  Registration  Statement or
(b) the net asset value  increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable

(3) Not applicable

(4) Not applicable

(5) (a) For the purposes of determining  any liability  under the Securities Act of 1933, the information  omitted from the form of prospectus filed as part of a registration  statement in reliance  upon Rule 430A and contained in the form of prospectus  filed by the Registrant  under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration  Statement as of the time it was declared effective.

(b) For the purpose of  determining  any liability  under the  Securities Act of
1933, each post-effective  amendment that contains a form of prospectus shall be deemed to be a new  registration  statement  relating to the securities  offered therein,  and the offering of the  securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The  Registrant  undertakes  to send by  first  class  mail or  other  means designed to ensure equally prompt  delivery  within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                      S-31

                                   SIGNATURES

Pursuant to the  requirements  of the Securities Act of 1933 and the 1940 Act of
1940, the Registrant has duly caused this Registration Statement to be signed on its  behalf  by the  undersigned,  thereunto  duly  authorized,  in the  City of
Overland Park, and State of Kansas, on the 8th day of March, 2005.

                                       Tortoise MLP Investment Corporation

                                       By:  /s/ Terry C. Matlack
                                          --------------------------------------
                                           Terry C. Matlack, Director

Pursuant to the  requirements of the Securities Act of 1933,  this  Registration
Statement has been signed by the following  persons in the  capacities set forth below on the 8th day of March, 2005.

/s/ Terry C. Matlack     Chief Financial Officer and Director      March 8, 2005
--------------------                                               -------------
Terry C. Matlack     (Principal Financial and Accounting Officer)      Date

/s/ David J. Schulte           Chief Executive Officer             March 8, 2005
--------------------                                               -------------
David J. Schulte             (Principal Executive Officer)             Date

                                INDEX TO EXHIBITS

(a)  Articles of Incorporation (1)
(b) Bylaws (1)
(c) Inapplicable (2)
(d) Form of Specimen Certificate (2)
(e) Form of Dividend Reinvestment Plan  (2)
(f) Inapplicable (2)
(g) Form of Advisory Agreement (2)
(h) (1) Form of Underwriting Agreement (2)
(h) (2) Form of Standard Dealer Agreement (2)
(h) (3) Form of Agreement Among Underwriters (2)
(i) Inapplicable (2)
(j) Form of Custody Agreement (2)
(k) (1)Form of Stock Transfer Agency Agreement (2)
(k) (2)Form of Administration Agreement (2)
(k)(3) Form of Accounting Agreement
(l) Form of Opinion and Consent of Counsel to the Company (2)
(m) Inapplicable (2)
(n) Independent Auditor's Consent (2)
(o) Inapplicable (2)
(p) Initial Subscription Agreement (2)
(q) Inapplicable (2)
(r) (1) Code of Ethics of Company  (2)
(r) (2) Code of Ethics of the Advisor (2)
(s) Powers of Attorney (2)

(1) Filed herewith
(2) To be filed by Amendment

                       APPENDIX A -- RATING OF INVESTMENTS

                         MOODY'S INVESTORS SERVICE, INC.

     Moody's  long-term  obligation  ratings are opinions of the relative credit risk of fixed-income  obligations with an original maturity of one year or more.
They address the possibility that a financial  obligation will not be honored as promised.  Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

     "Aaa" Obligations  rated Aaa are judged to be of the highest quality,  with minimal credit risk.

     "Aa" Obligations  rated Aa are judged to be of high quality and are subject to very low credit risk.

     "A" Obligations rated A are considered  upper-medium  grade and are subject to low credit risk.

     "Baa"  Obligations  rated Baa are subject to moderate credit risk. They are
considered   medium-grade   and  as  such  may   possess   certain   speculative
characteristics.

     "Ba" Obligations  rated Ba are judged to have speculative  elements and are subject to substantial credit risk.

     "B" Obligations rated B are considered  speculative and are subject to high credit risk.

     "Caa"  Obligations  rated  Caa are  judged to be of poor  standing  and are subject to very high credit risk.

     "Ca" Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     "C"  Obligations  rated C are the  lowest  rated  class  of  bonds  and are typically  in default,  with little  prospect  for  recovery  of  principal  and interest.

     Note:  Moody's  appends  numerical  modifiers  1, 2, and 3 to each  generic rating  classification  from Aa through Caa.  The modifier 1 indicates  that the obligation ranks in the higher end of its generic rating category;  the modifier
2 indicates a mid-range; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

US MUNICIPAL AND TAX-EXEMPT RATINGS

     Municipal  ratings  are based upon the  analysis  of four  primary  factors
relating    to    municipal    finance:    economy,    debt,    finances,    and
administration/management   strategies.   Each  of  the  factors  is   evaluated
individually  and for its  effect on the other  factors  in the  context  of the municipality's ability to repay its debt.

     "Aaa"   Issuers   or   issues   rated   Aaa   demonstrate   the   strongest
creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     "Aa" Issuers or issues rated Aa  demonstrate  very strong  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     "A"  Issuers  or issues  rated A  present  above  average  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     "Baa"  Issuers  or issues  rated  Baa  represent  average  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     "Ba" Issuers or issues rated Ba demonstrate below-average  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     "B" Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

                                      A-1

     "Caa" Issuers or issues rated Caa  demonstrate  very weak  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     "Ca" Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     "C" Issuers or issues  rated C  demonstrate  the  weakest  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Note:  Moody's  appends  numerical  modifiers  1, 2, and 3 to each  generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category;  the modifier
2 indicates a mid-range  ranking;  and the modifier 3 indicates a ranking in the lower end of that generic rating category.

  DESCRIPTION OF MOODY'S HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER
                                SHORT-TERM LOANS

     Moody's  ratings for state and municipal notes and other  short-term  loans are designated  "Moody's  Investment  Grade" ("MIG" or, for variable or floating rate  obligations,  "VMIG").  Such ratings  recognize  the  differences  between short-term  credit risk and long-term risk.  Factors  affecting the liquidity of the  borrower  and  short-term  cyclical  elements  are  critical in  short-term ratings. Symbols used will be as follows:

     "MIG-1"  This  designation  denotes  superior  credit  quality.   Excellent
protection is afforded by  established  cash flows,  highly  reliable  liquidity support, or demonstrated broad-based access to the market for refinancing.

     "MIG-2"  This  designation  denotes  strong  credit  quality.   Margins  of
protection are ample, although not as large as in the preceding group.

     "MIG-3" This designation  denotes acceptable credit quality.  Liquidity and cash-flow  protection may be narrow, and market access for refinancing is likely to be less well-established.

     "SG"  This  designation  denotes  speculative-grade  credit  quality.  Debt instruments in this category may lack sufficient  margins of protection.  Demand features  rated in this  category may be supported by a liquidity  provider that does not have an investment grade  short-term  rating or may lack the structural and/or  legal  protections  necessary  to ensure the timely  payment of purchase price upon demand.

     "VMIG  1" This  designation  denotes  superior  credit  quality.  Excellent protection  is  afforded  by the  superior  short-term  credit  strength  of the liquidity  provider and structural and legal  protections that ensure the timely payment of purchase price upon demand.

     "VMIG 2" This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity  provider and structural  and legal  protections  that  ensure the timely  payment of purchase price upon demand.

     "VMIG 3" This  designation  denotes  acceptable  credit  quality.  Adequate protection is afforded by the  satisfactory  short-term  credit  strength of the liquidity  provider and structural and legal  protections that ensure the timely payment of purchase price upon demand.

                    DESCRIPTION OF MOODY'S SHORT TERM RATINGS

     Moody's  short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term
programs  or  to  individual  short-term  debt  instruments.   Such  obligations
generally  have an original  maturity  not  exceeding  thirteen  months,  unless explicitly noted.

     "P-1" Issuers (or  supporting  institutions)  rated Prime-1 have a superior ability to repay short-term debt obligations.

     "P-2"  Issuers (or  supporting  institutions)  rated  Prime-2 have a strong ability to repay short-term debt obligations.

     "P-3" Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

                                      A-2

     "NP"  Issuers  (or  supporting  institutions)  rated  Not Prime do not fall within any of the Prime rating categories.

                                 FITCH RATINGS

     A brief  description  of the  applicable  Fitch Ratings  ("Fitch")  ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

  INVESTMENT GRADE

     "AAA"  --  Highest  credit   quality.   'AAA'  ratings  denote  the  lowest
expectation  of credit  risk.  They are assigned  only in case of  exceptionally strong  capacity for timely payment of financial  commitments.  This capacity is highly unlikely to be affected adversely by foreseeable events.

     "AA"  --  Very  high  credit  quality.  'AA'  ratings  denote  a  very  low expectation  of credit  risk.  They  indicate  very strong  capacity  for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

     "A" -- High credit quality.  'A' ratings denote a low expectation of credit risk.  The capacity for timely  payment of financial  commitments  is considered strong.  This  capacity  may,  nevertheless,  be more  vulnerable  to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB"  -- Good  credit  quality.  'BBB'  ratings  indicate  that  there  is currently a low  expectation  of credit risk. The capacity for timely payment of
financial   commitments  is  considered   adequate,   but  adverse   changes  in
circumstances  and in  economic  conditions  are  more  likely  to  impair  this capacity. This is the lowest investment-grade category.

  SPECULATIVE GRADE

     "BB" -- Speculative.  'BB' ratings  indicate that there is a possibility of credit risk  developing,  particularly as the result of adverse  economic change over time; however, business or financial alternatives may be available to allow financial  commitments  to be met.  Securities  rated in this  category  are not investment grade.

     "B" -- Highly  speculative.  'B' ratings indicate that  significant  credit risk is present, but a limited margin of safety remains.  Financial  commitments are currently being met;  however,  capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC",  "CC",  "C" -- High  default  risk.  Default is a real  possibility.
Capacity for meeting  financial  commitments is solely  reliant upon  sustained, favorable  business  or economic  developments.  A 'CC'  rating  indicates  that default of some kind appears probable. 'C' ratings signal imminent default.

     "DDD", "DD", And "D" Default -- The ratings of obligations in this category are  based on their  prospects  for  achieving  partial  or full  recovery  in a reorganization or liquidation of the obligor. While expected recovery values are highly  speculative  and cannot be estimated with any  precision,  the following serve as general  guidelines.  'DDD'  obligations have the highest potential for recovery,  around  90%-100% of outstanding  amounts and accrued  interest.  'DD'
indicates  potential  recoveries  in the range of  50%-90%,  and 'D' the  lowest recovery  potential,  i.e.,  below 50%.  Entities  rated in this  category  have defaulted  on some or all of their  obligations.  Entities  rated 'DDD' have the highest  prospect for resumption of  performance or continued  operation with or without  a  formal  reorganization  process.  Entities  rated  'DD'  and 'D' are generally undergoing a formal reorganization or liquidation process; those rated
'DD' are likely to satisfy a higher  portion of their  outstanding  obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

SHORT-TERM CREDIT RATINGS

     A  short-term  rating  has a time  horizon  of less than 12 months for most obligations,  or up to three years for U.S. public finance securities,  and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     "F1" -- Highest credit quality. Indicates the strongest capacity for timely payment  of  financial  commitments;  may  have  an  added  "+"  to  denote  any exceptionally strong credit feature.

                                      A-3

     "F2" -- Good credit quality. A satisfactory  capacity for timely payment of financial  commitments,  but the margin of safety is not as great as in the case of the higher ratings.

     "F3" -- Fair credit  quality.  The capacity for timely payment of financial commitments is adequate;  however,  near-term  adverse changes could result in a reduction to  non-investment  grade. B Speculative.  Minimal capacity for timely payment of  financial  commitments,  plus  vulnerability  to  near-term  adverse changes in financial and economic conditions.

     "B" --  Speculative.  Minimal  capacity  for timely  payment  of  financial commitments,  plus  vulnerability to near-term  adverse changes in financial and economic conditions.

     "C" -- High  default  risk.  Default is a real  possibility.  Capacity  for meeting  financial  commitments  is solely  reliant upon a sustained,  favorable business and economic environment.

     "D" -- Default. Denotes actual or imminent payment default.

     Notes to Long-term and Short-term ratings:

     "+" or "-" may be appended  to a rating to denote  relative  status  within major rating  categories.  Such  suffixes  are not added to the 'AAA'  Long-term rating category,  to categories below 'CCC', or to Short-term ratings other than
'F1'.

     "NR"  indicates  that  Fitch  Ratings  does not rate the issuer or issue in question.

     "Withdrawn" -- A rating is withdrawn when Fitch Ratings deems the amount of information  available  to  be  inadequate  for  rating  purposes,  or  when  an obligation matures, is called, or refinanced.

     "Rating  Watch" -- Ratings are placed on Rating  Watch to notify  investors that  there is a  reasonable  probability  of a  rating  change  and the  likely direction of such  change.  These are  designated  as  "Positive",  indicating a potential upgrade,  "Negative",  for a potential  downgrade,  or "Evolving",  if ratings may be raised, lowered or maintained. Rating Watch typically is resolved over a relatively short period.

     A Rating Outlook  indicates the direction a rating is likely to move over a one to two year  period.  Outlooks  may be  positive,  stable,  or  negative.  A positive  or  negative  Rating  Outlook  does  not  imply  a  rating  change  is inevitable.  Similarly,  ratings  for  which  outlooks  are  'stable'  could  be downgraded  before an outlook  moves to positive  or  negative if  circumstances warrant such an action.  Occasionally,  Fitch  Ratings may be unable to identify the fundamental  trend.  In these cases,  the Rating Outlook may be described as evolving.

                          STANDARD & POOR'S CORPORATION

     A brief  description of the  applicable  Standard & Poor's  Corporation,  a division of The  McGraw-Hill  Companies  ("Standard & Poor's" or "S&P"),  rating symbols and their meanings (as published by S&P) follows:

     A  Standard  & Poor's  issue  credit  rating  is a current  opinion  of the creditworthiness of an obligor with respect to a specific financial  obligation, a specific  class of  financial  obligations,  or a specific  financial  program
(including  ratings on medium term note programs and commercial paper programs).
It takes into consideration the  creditworthiness  of guarantors,  insurers,  or other forms of credit enhancement on the obligation.  The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not  comment  as to  market  price or  suitability  for a  particular investor.

     Issue  credit  ratings are based on current  information  furnished  by the obligors  or  obtained  by  Standard & Poor's  from other  sources it  considers reliable.  Standard & Poor's  does not perform an audit in  connection  with any credit  rating and may, on occasion,  rely on unaudited  financial  information.
Credit  ratings may be changed,  suspended,  or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue  credit  ratings can be either  long-term or  short-term.  Short-term ratings are generally assigned to those obligations considered short-term in the relevant  market.  In the U.S.,  for  example,  that means  obligations  with an original maturity of no more than 365 days -- including commercial paper.

                                      A-4

     Short-term  ratings are also used to indicate  the  creditworthiness  of an obligor with respect to put features on long-term  obligations.  The result is a dual  rating,  in which the  short-term  ratings  address  the put  feature,  in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

     Issue  credit  ratings  are  based in  varying  degrees,  on the  following considerations:

     1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial  commitment  on an obligation in accordance  with the terms of the obligation;

     2. Nature of and provisions of the obligation; and

     3. Protection  afforded by, and relative position of, the obligation in the event of  bankruptcy,  reorganization,  or other  arrangement  under the laws of bankruptcy  and other  laws  affecting  creditors'  rights.  The  issue  ratings definitions  are expressed in terms of default  risk.  As such,  they pertain to senior  obligations of an entity.  Junior  obligations are typically rated lower than senior obligations,  to reflect the lower priority in bankruptcy,  as noted
above.

     "AAA" -- An  obligation  rated  'AAA' has the  highest  rating  assigned by
Standard & Poor's.  The obligor's  capacity to meet its financial  commitment on the obligation is extremely strong.

     "AA" -- An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" -- An obligation  rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic  conditions than obligations in higher-rated  categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB -- An obligation rated 'BBB' exhibits adequate  protection  parameters.
However,  adverse economic conditions or changing  circumstances are more likely to lead to a weakened  capacity of the obligor to meet its financial  commitment on the obligation.

     BB, B, CCC, CC, and C -- Obligations rated 'BB', 'B', 'CCC',  'CC', and 'C'
are regarded as having significant speculative  characteristics.  'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- An obligation  rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business,  financial,  or economic  conditions,  which could lead to the
obligor's   inadequate  capacity  to  meet  its  financial   commitment  on  the
obligation.

     B -- An  obligation  rated  'B'  is  more  vulnerable  to  nonpayment  than obligations  rated 'BB', but the obligor  currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's  capacity or willingness to meet its financial commitment on the obligation.

     CCC -- An obligation rated 'CCC' is currently  vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its  financial  commitment  on the  obligation.  In the event of adverse business,  financial, or economic conditions,  the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC  --  An  obligation  rated  'CC'  is  currently  highly   vulnerable  to
nonpayment.

     C -- The 'C' rating  may be used to cover a  situation  where a  bankruptcy petition has been filed or similar  action has been taken,  but payments on this obligation are being continued.

     D -- An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation  are not made on the date due even if the applicable grace period has not expired,  unless Standard & Poor's believes that such payments will be made

                                      A-5

during such grace period.  The 'D' rating also will be used upon the filing of a bankruptcy  petition  or the  taking  of a  similar  action  if  payments  on an obligation are jeopardized.

     "+/-" -- Plus (+) or minus  (-).  The  ratings  from  'AA' to 'CCC'  may be modified  by the  addition  of a plus or minus  sign to show  relative  standing within the major rating categories.

     "c" -- The 'c'  subscript  is used to  provide  additional  information  to investors that the bank may terminate its obligation to purchase  tendered bonds if the long-term credit rating of the issuer is below an
investment-grade level and/or the issuer's bonds are deemed taxable.

     "P" --  The  letter  'p'  indicates  that  the  rating  is  provisional.  A provisional rating assumes the successful  completion of the project financed by the debt being rated and indicates that payment of debt service  requirements is largely or entirely  dependent  upon the  successful,  timely  completion of the project.  This rating,  however,  while addressing credit quality  subsequent to completion of the project,  makes no comment on the likelihood of or the risk of default upon failure of such  completion.  The investor  should exercise his own judgment with respect to such likelihood and risk.

     "*" --  Continuance  of the ratings is  contingent  upon  Standard & Poor's receipt of an executed  copy of the escrow  agreement  or closing  documentation confirming investments and cash flows.

     "r" -- The 'r' highlights derivative, hybrid, and certain other obligations that  Standard  &  Poor's  believes  may  experience  high  volatility  or  high variability in expected returns as a result of noncredit risks. Examples of such obligations  are  securities  with  principal  or  interest  return  indexed  to
equities,   commodities,   or  currencies;   certain  swaps  and  options;   and
interest-only  and  principal-only  mortgage  securities.  The absence of an 'r'
symbol should not be taken as an indication  that an obligation  will exhibit no volatility or variability in total return.

     N.R. -- Not rated.

     Debt  obligations of issuers  outside the United States and its territories are rated on the same basis as domestic  corporate  and  municipal  issues.  The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS

     Under present  commercial bank regulations issued by the Comptroller of the
Currency,  bonds rated in the top four  categories  ('AAA',  'AA',  'A',  'BBB', commonly known as  investment-grade  ratings) generally are regarded as eligible
for  bank  investment.   Also,  the  laws  of  various  states  governing  legal
investments  impose certain rating or other standards for  obligations  eligible for investment by savings  banks,  trust  companies,  insurance  companies,  and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS

  NOTES

     A Standard & Poor's note ratings  reflect the liquidity  factors and market access  risks  unique to notes.  Notes  due in three  years or less will  likely receive a note  rating.  Notes  maturing  beyond  three  years will most  likely receive a long-term debt rating.  The following  criteria will be used in making that assessment:

     Amortization  schedule -- the larger the final  maturity  relative to other maturities,  the more likely it will be treated as a note; and Source of payment
-- the more dependent the issue is on the market for its  refinancing,  the more likely it will be treated as a note.

     Note rating symbols are as follows:

     "SP-1"  --  Strong  capacity  to  pay  principal  and  interest.  An  issue determined to possess a very strong capacity to pay debt service is given a plus
(+) designation.

     "SP-2" --  Satisfactory  capacity to pay principal and interest,  with some vulnerability  to adverse  financial  and economic  changes over the term of the notes.

                                      A-6

     "SP-3" -- Speculative capacity to pay principal and interest.

     A note rating is not a recommendation to purchase, sell, or hold a security inasmuch  as it does  not  comment  as to  market  price  or  suitability  for a particular investor.  The ratings are based on current information  furnished to
S&P by the issuer or obtained by S&P from other sources it considers reliable.

     S&P does not  perform an audit in  connection  with any rating and may,  on occasion,  rely on unaudited financial information.  The ratings may be changed, suspended,  or  withdrawn  as a result of changes in or  unavailability  of such information or based on other circumstances.

  COMMERCIAL PAPER

     An S&P commercial paper rating is a current assessment of the likelihood of timely  payment of debt  having an  original  maturity of no more than 365 days.
Ratings are graded into several  categories,  ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

     "A-1" -- A  short-term  obligation  rated  'A-1'  is  rated in the  highest category  by Standard & Poor's.  The  obligor's  capacity to meet its  financial
commitment  on  the  obligation  is  strong.   Within  this  category,   certain
obligations  are  designated  with a plus  sign  (+).  This  indicates  that the obligor's  capacity to meet its  financial  commitment on these  obligations  is extremely strong.

     "A-2" -- A short-term  obligation  rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic  conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" -- A short-term  obligation rated 'A-3' exhibits adequate  protection parameters.  However,  adverse economic conditions or changing circumstances are more likely to lead to a weakened  capacity of the obligor to meet its financial commitment on the obligation.

     "B" -- A short-term  obligation rated 'B' is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial  commitment  on  the  obligation;  however,  it  faces  major  ongoing uncertainties which could lead to the obligor's  inadequate capacity to meet its financial commitment on the obligation.

     "C" -- A  short-term  obligation  rated  'C'  is  currently  vulnerable  to nonpayment  and is dependent upon favorable  business,  financial,  and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" -- A short-term  obligation  rated 'D' is in payment  default.  The 'D'
rating  category is used when payments on an obligation are not made on the date due even if the  applicable  grace  period has not  expired,  unless  Standard &
Poor's  believes that such  payments will be made during such grace period.  The
'D' rating  also will be used upon the filing of a  bankruptcy  petition  or the taking of a similar action if payments on an obligation are jeopardized.

     A commercial  rating is not a recommendation  to purchase,  sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor.  The ratings are based on current information  furnished to
S&P by the issuer or obtained by S&P from other sources it considers reliable.

     S&P does not  perform an audit in  connection  with any rating and may,  on occasion,  rely on unaudited financial information.  The ratings may be changed, suspended,  or  withdrawn  as a result of changes in or  unavailability  of such information or based on other circumstances.

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